        As filed with the Securities and Exchange Commission on January 16, 1996

                                                       Registration No. 33-16439
                                                                        811-5159

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /x/

                           PRE-EFFECTIVE AMENDMENT NO.                / /

                         POST-EFFECTIVE AMENDMENT NO. 24              /x/

                                       and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /x/

                                AMENDMENT NO. 26                      /x/

                       ROBERTSON STEPHENS INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                              555 California Street
                         San Francisco, California 94104
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (800) 766-3863

                                 G. RANDY HECHT
                     c/o Robertson, Stephens & Company, L.P.
                              555 California Street
                         San Francisco, California 94104
                     (Name and Address of Agent for Service)

                                   Copies to:
                           TIMOTHY W. DIGGINS, ESQUIRE
                                  ROPES & GRAY
                             One International Place
                             Boston, MA  02110-2624

Approximate date of proposed public offering : As soon as practicable after this Amendment becomes effective.


It is proposed that this filing will become effective:
          (check appropriate box)

     / /  Immediately upon filing pursuant to paragraph (b);
     /x / On January 18, 1996 pursuant to paragraph (b)
     / /  60 days after filing pursuant to paragraph (a)(1);
     / /  On (date) pursuant to paragraph (a)(1);
     / / 75 days after filing pursuant to paragraph (a)(2); or / / On (date) pursuant to paragraph (a)(2) of Rule 485.


     If appropriate, check the following box:

     / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its shares of beneficial interest, pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed a Rule 24f-2 Notice on May 31, 1995 for the fiscal year ended March 31, 1995.

                       ROBERTSON STEPHENS INVESTMENT TRUST

                              Cross Reference Sheet


Information Required in
Prospectus by Form N-1A
Registration Statement                                 Part A                        Prospectus Caption
----------------------                                 ------                        --------------------------
Item 1. Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Prospectus Cover


Item 2. Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Expense Summary

Item 3. Condensed Financial Information. . . . . . . . . . . . . . . . . . . . .     Financial Highlights; and see Statement of
                                                                                     Additional Information - Financial
                                                                                     Statements

Item 4. General Description of Registrant. . . . . . . . . . . . . . . . . . . .     Prospectus Cover; Investment Objectives
                                                                                     and Policies; Management of the Funds;
                                                                                     Additional Information

Item 5. Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . .     Expense Summary; Management of the
                                                                                     Funds; Additional Information;

Item 5A. Management's Discussion of Fund Performance . . . . . . . . . . . . . .     Included in Registrant's Annual Reports to
                                                                                     Shareholders for Fiscal Year ended March
                                                                                     31, 1995

Item 6. Capital Stock and Other Securities . . . . . . . . . . . . . . . . . . .     Dividends, Distributions and Taxes;
                                                                                     Additional Information; Back Cover Page;
                                                                                     and see Statement of Additional
                                                                                     Information - Management of the Funds

Item 7. Purchase of Securities Being Offered . . . . . . . . . . . . . . . . . .     How to Purchase Shares; How Net Asset
                                                                                     Value is Determined; The Funds'
                                                                                     Distributor; Back Cover Page

Item 8. Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . . . . .     How to Redeem Shares

Item 9. Pending Legal Proceedings. . . . . . . . . . . . . . . . . . . . . . . .     Inapplicable


Information Required in Statement of                                                 Statement of Additional
Additional Information by Form N-1A                                                  Information Caption For
Registration Statement                                 Part B                        Each Series
----------------------                                 ------                        -----------
Item 10. Cover Page. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Cover Page

Item 11. Table of Contents . . . . . . . . . . . . . . . . . . . . . . . . . . .     Cover Page

Item 12. General Information and History . . . . . . . . . . . . . . . . . . . .     Additional Information

Item 13. Investment Objectives and Policies. . . . . . . . . . . . . . . . . . .     Investment Objectives and Policies; The
                                                                                     Funds' Investment Limitations

Item 14. Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . .     Management of the Funds

Item 15. Control Persons and Principal Holders of Securities . . . . . . . . . .     Management of the Funds

Item 16. Investment Advisory and Other Services. . . . . . . . . . . . . . . . .     Management of the Funds; The Funds'
                                                                                     Distributor; Additional Information

Item 17. Brokerage Allocation and Other Services . . . . . . . . . . . . . . . .     Management of the Funds; The Funds'
                                                                                     Distributor

Item 18. Capital Stock and Other Securities. . . . . . . . . . . . . . . . . . .     See Prospectus - Additional Information

Item 19. Purchase, Redemption and Pricing of Securities Being Offered. . . . . .     How Net Asset Value is Determined; and
                                                                                     see Prospectus - How to Purchase Shares;
                                                                                     Prospectus - How to Redeem Shares

Item 20. Tax Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Taxes; and see Prospectus - Dividends,
                                                                                     Distributions and Taxes

Item 21. Underwriter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     The Funds' Distributor; and see Prospectus  The
                                                                                     - Funds' Distributor

Item 22. Calculations of Performance Data. . . . . . . . . . . . . . . . . . . .     How Performance is Determined

Item 23. Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . .     Financial Statements

     The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                       ROBERTSON STEPHENS INVESTMENT TRUST

                    (The Robertson Stephens Contrarian Fund)
               (The Robertson Stephens Developing Countries Fund)
                  (The Robertson Stephens Emerging Growth Fund)
              (The Robertson Stephens Global Low-Priced Stock Fund)
             (THE ROBERTSON STEPHENS GLOBAL NATURAL RESOURCES FUND)
                  (The Robertson Stephens Growth & Income Fund)
                  (The Robertson Stephens Information Age Fund)
                     (The Robertson Stephens Partners Fund)
                  (The Robertson Stephens Value + Growth Fund)





                         ------------------------------

                                    FORM N-lA


                                     PART A


                         ------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ROBERTSON STEPHENS MUTUAL FUNDS
555 California Street
San Francisco, CA 94104                                               PROSPECTUS
800-766-FUND                                                   November 15, 1995

--------------------------------------------------------------------------------

Robertson Stephens Investment Trust offers shares of nine mutual funds. The Funds make available the expertise of the investment professionals at Robertson Stephens Investment Management:



    THE ROBERTSON STEPHENS CONTRARIAN FUND seeks maximum long-term growth by investing in growing companies worldwide that have been overlooked by other investors. The Contrarian Fund also seeks to take advantage of both rising and, to a lesser degree, declining markets. The Fund may borrow money in an attempt to increase its investment return.



    THE ROBERTSON STEPHENS DEVELOPING COUNTRIES FUND seeks long-term capital appreciation by investing primarily in developing country equity securities. The Fund may borrow money in an attempt to increase its investment return.



    THE ROBERTSON STEPHENS  EMERGING GROWTH FUND  seeks capital appreciation  by
investing   primarily  in  common  stocks  of  emerging  growth  companies  with above-average growth prospects.


    THE ROBERTSON STEPHENS GLOBAL LOW-PRICED STOCK FUND seeks long-term growth of capital by investing in low-priced stocks of companies around the world.


    THE ROBERTSON STEPHENS GLOBAL NATURAL RESOURCES FUND seeks long-term capital appreciation by investing in securities of issuers located anywhere in the world in the natural resources industries.


    THE ROBERTSON STEPHENS GROWTH & INCOME FUND seeks long-term total return by investing in equity securities and debt securities, focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.


    THE   ROBERTSON  STEPHENS  INFORMATION  AGE  FUND  seeks  long-term  capital
appreciation  by  aggressive  investing   primarily  in  companies  within   the
information technology sector.


    THE ROBERTSON STEPHENS PARTNERS FUND seeks long-term growth by investing primarily in equity securities of U.S. small-cap companies, using a value methodology combining Graham & Dodd balance sheet analysis with cash flow analysis.


    THE ROBERTSON STEPHENS VALUE + GROWTH FUND seeks capital appreciation by investing primarily in mid-cap growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering the potential for above-average returns.



    This Prospectus explains concisely the information about the Trust that a prospective investor should know before investing in the Funds. Please read it carefully and keep it for future reference. Investors can find more detailed information about the Funds in the November 15, 1995 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information, please call 1-800-766-FUND. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


--------------------------------------------------------------------------------

                 TABLE OF CONTENTS
                                            PAGE
                                            -----
Expense Summary........................           2
Financial Highlights...................           3
Investment Objectives and Policies.....           5
Management of the Funds................          16
How to Purchase Shares.................          19
How to Redeem Shares...................          21
The Funds' Distributor.................          22
Dividends, Distribution and Taxes......          23
How Net Asset Value is Determined......          23
How Performance is Determined..........          23
Additional Information.................          24

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPENSE SUMMARY

The following table summarizes an investor's maximum transaction costs from investing in each of the Funds and expenses incurred by each of the Funds based on its most recent fiscal year (except in the case of Funds which have only recently commenced operations, where the table shows the expenses those Funds expect to incur in their first fiscal year). The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases                         None
Maximum Sales Load Imposed on Reinvested Dividends              None
Deferred Sales Load                                             None
Redemption Fee*                                                 None
Exchange Fee                                                    None

------------------------------
* A $9.00 fee is charged for redemptions made by bank wire.

                        ANNUAL FUND OPERATING EXPENSES:
                    (as a percentage of average net assets)

                                                                              GLOBAL       GLOBAL       GROWTH
                                                 DEVELOPING    EMERGING     LOW-PRICED     NATURAL        &       INFORMATION
                                   CONTRARIAN    COUNTRIES      GROWTH        STOCK       RESOURCES     INCOME        AGE
                                   -----------  ------------  -----------  ------------  -----------  ----------  ------------
Management Fees(1)...............       1.38%        1.25%         1.00%        1.00%         1.00%        1.00%       1.00%
Rule 12b-1 Expenses..............       0.75%        0.25%         0.25%        0.25%         0.25%        0.25%       0.25%
Other Expenses(1)................       0.33%        0.35%         0.31%        0.60%         0.60%        0.60%       0.60%
                                   -----------  ------------  -----------  ------------  -----------      -----   ------------
Total Fund Operating
 Expenses(1).....................       2.46%        1.85%         1.56%        1.85%         1.85%        1.85%       1.85%


                                                VALUE +
                                    PARTNERS     GROWTH
                                   ----------  ----------
Management Fees(1)...............       1.25%       1.25%
Rule 12b-1 Expenses..............       0.25%       None
Other Expenses(1)................       0.35%       0.43%
                                   ----------  ----------
Total Fund Operating
 Expenses(1).....................       1.85%       1.68%


------------------------------
(1) Reflecting applicable expense limitations.

EXAMPLE

An investment of $1,000 in the Fund would incur the following expenses, assuming 5% annual return and redemption at the end of each period:


                                                                           1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                         -----------  -----------  -----------  -----------
The Contrarian Fund                                                       $      25    $      77    $     131    $     280
The Developing Countries Fund                                             $      19    $      58    $     100    $     217
The Emerging Growth Fund                                                  $      16    $      49    $      85    $     186
The Global Low-Priced Stock Fund                                          $      19    $      58          N/A          N/A
The Global Natural Resources Fund                                         $      19    $      58          N/A          N/A
The Growth & Income Fund                                                  $      19    $      58          N/A          N/A
The Information Age Fund                                                  $      19    $      58          N/A          N/A
The Partners Fund                                                         $      19    $      58          N/A          N/A
The Value + Growth Fund                                                   $      17    $      53    $      91    $     199



This information is provided to help investors understand the operating expenses of the Funds. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. Management Fees and Total Fund Operating Expenses for the Contrarian Fund, and Other Expenses and Total Fund Operating Expenses for the Developing Countries Fund reflect expense limitations in effect for the most recent fiscal year. In addition, Rule 12b-1 Expenses for the Developing Countries Fund have been restated to reflect a reduction in such Expenses. In the absence of the expense limitations the Management Fees and Total Fund Operating Expenses for the year would have been 1.50% and 2.58%, respectively, for the Contrarian Fund, and the Other Expenses and the Total Fund Operating Expenses for the Developing Countries Fund would have been 1.96% and 3.46%, respectively. The Management Fees paid by the Funds are higher than those paid by most other mutual funds. Because of Rule 12b-1 fees paid by certain of the Funds, long-term shareholders of those Funds may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules. The Trustees have proposed to shareholders of the Value + Growth Fund that they approve a Distribution Plan under which the Fund would pay fees to Robertson, Stephens & Company, L.P. at an annual rate of 0.25% of the Fund's average daily net assets. If the Plan is implemented, the Fund's Management Fees would be reduced by the amount of any payments to Robertson, Stephens & Company, L.P. under the Plan. See "The Funds' Distributor," below.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

THE CONTRARIAN FUND, THE DEVELOPING COUNTRIES FUND, AND
THE VALUE + GROWTH FUND
--------------------------------------------------------------------------------

    The financial highlights presented below, covering the life of each Fund, have been audited by Price Waterhouse LLP, independent accountants. The audited financial statements for these periods are contained in the Statement of Additional Information.


                                                                 THE
                                                             DEVELOPING
                                                              COUNTRIES
                                       THE CONTRARIAN FUND      FUND          THE VALUE + GROWTH FUND
                                       --------------------  -----------  -------------------------------
                                                   FOR THE     FOR THE                           FOR THE
                                        FOR THE    PERIOD      PERIOD      FOR THE    FOR THE    PERIOD
                                         YEAR      6/3/93      5/2/94       YEAR       YEAR      4/21/92
                                         ENDED     THROUGH     THROUGH      ENDED      ENDED     THROUGH
                                        3/31/95    3/31/94     3/31/95     3/31/95    3/31/94    3/31/93
                                       ---------  ---------  -----------  ---------  ---------  ---------
Net asset value, beginning of
 period..............................  $   12.34  $   10.00   $   10.00   $   13.56  $   11.94  $   10.00
Income from Investment Operations:
  Net investment income/(loss).......      (0.04)     (0.02)       0.06       (0.18)     (0.04)      0.12
  Net realized gain/(loss) and
   unrealized appreciation/
   (depreciation) on investments.....      (1.35)      2.36       (1.36)       5.07       1.99       1.88
                                       ---------  ---------  -----------  ---------  ---------  ---------
  Total from investment operations...      (1.39)      2.34       (1.30)       4.89       1.95       2.00
Distributions:
  Dividends from net investment
   income............................         --         --        0.04          --      (0.03)     (0.06)
  Distribution from net realized
   capital gain......................      (0.25)        --       (0.09)       (.20)     (0.30)        --
                                       ---------  ---------  -----------  ---------  ---------  ---------
  Total from investment operations...      (0.25)        --       (0.13)       (.20)     (0.33)     (0.06)
Net asset value, end of period.......  $   10.70  $   12.34   $    8.57   $   18.25  $   13.56  $   11.94
Total Return.........................     (11.23)%     23.40%     (13.14)%     36.27%     16.32%     20.05%
Ratios/Supplemental Data:
Net assets, end of period
 (thousands).........................  $ 397,646  $ 484,951   $   8,345   $ 428,903  $  44,500  $  17,833
Ratio of net operating expenses to
 average net assets..................       2.46 %(1      2.22  (1)       3.15  (2)      1.68%      1.55 %(3      1.33%(3)*
Ratio of net investment income/(loss)
 to average net assets...............      (0.27  (1)     (0.77   1)*       0.72  (2)     (1.09)%     (0.51  (3)      1.26%(3)*
Portfolio turnover rate..............         79%        14%        124%        232%       250%       210%


Per share data is determined by using the average number of shares outstanding throughout the period.

*   Annualized


(1) If the Contrarian Fund had paid all of its expenses and there had been no reimbursement by Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P."), the ratio of expenses to average net assets for the year ended March 31, 1995 would have been 2.58%, and the ratio of net investment income/(loss) to average net assets would have been (0.42)%.


(2) If the Developing Countries Fund had paid all of its expenses and there had been no reimbursement by RSIM, L.P., the ratio of expenses to average net assets for the period ended March 31, 1995 would have been 3.46% (annualized), and the ratio of net investment income to average net assets would have been 0.41% (annualized).


(3) If the Value + Growth Fund had paid all of its expenses and had received no reimbursement from RSIM, L.P., the ratio of expenses to average net assets for the period ended March 31, 1994 and March 31, 1993 would have been 2.35% and 2.71% (annualized), respectively, and the ratio of net investment income/(loss) to average net assets would have been (1.31)% and (0.12)% (annualized), respectively.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                                  (CONTINUED)

THE EMERGING GROWTH FUND
--------------------------------------------------------------------------------

    The financial highlights presented below, covering the life of the Fund, have been audited by Price Waterhouse LLP, independent accountants, for the years ended after December 31, 1990. The audited financial statements of the Fund for these periods are contained in the Statement of Additional Information.


                                              THREE
                        YEAR       YEAR      MONTHS                   YEAR ENDED DECEMBER 31,                 FOR THE ONE
                        ENDED      ENDED      ENDED    -----------------------------------------------------  MONTH ENDED
                       3/31/95    3/31/94    3/31/93     1992       1991       1990       1989       1988     12/31/87(1)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of
 period.............     $18.37  $   14.71  $   16.77  $   17.50  $   11.67  $   11.46  $    9.09  $    7.97   $    6.32
Income from
 Investment
 Operations:
  Net investment
   income/(loss)....      (0.17)     (0.40)     (0.02)     (0.15)     (0.09)      0.00      (0.09)     (0.21)      (0.02)
  Net realized and
   unrealized
   appreciation/
   (depreciation) on
   investments......       2.26       4.06      (2.04)     (0.31)      6.82       1.07       4.06       1.33        1.67
  Total from
   investment
   operations.......       2.09       3.66      (2.06)     (0.46)      6.73       1.07       3.97       1.12        1.65
-------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net
   investment
   income...........         --         --         --         --         --         --         --         --          --
  Distributions from
   net realized
   capital gain.....      (2.10)      0.00       0.00      (0.27)     (0.90)     (0.86)     (1.60)        --          --
  Total
   Distributions....      (2.10)      0.00       0.00      (0.27)     (0.90)     (0.86)     (1.60)        --          --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end
 of period..........     $18.36  $   18.37  $   14.71  $   16.77  $   17.50  $   11.67  $   11.46  $    9.09   $    7.97
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Total Return........      12.01%     24.88%    (12.28)%     (2.55)%     58.70%      9.57%     44.45%     14.05%      26.11%
-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data:
Net assets, end of
 period
 (thousands)........   $182,275  $ 168,192  $ 228,893  $ 277,531  $ 141,929  $  22,931  $  12,830  $   7,583   $   7,396
Ratio of net
 operating expenses
 to average net
 assets.............       1.56%      1.60%      1.54%*      1.49%      1.59%      1.88%      2.15%      2.85%       0.25%
Ratio of net
 investment
 income/(loss) to
 average net
 assets.............      (0.96)%     (1.27)%     (0.61)%*     (0.92)%     (0.68)%     (0.02)%     (0.75)%     (2.44)%      (0.21)%
Portfolio turnover
 rate...............        280%       274%        43%       124%       147%       272%       236%       139%          8%


Per share data is determined by using the average number of shares outstanding throughout the period.

(1) Data for 1987 is limited to the one month after the Emerging Growth Fund's shares were first offered to the public on November 30, 1987. The ratios and portfolio turnover rate are not annualized for this one month.

*   Annualized

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVES AND POLICIES


    The Robertson Stephens Mutual Funds are designed to make available to mutual fund investors the expertise of the investment professionals at Robertson, Stephens & Company Investment Management, L.P. and Robertson Stephens Investment Management, Inc. (Robertson, Stephens & Company Investment Management, L.P. and Robertson Stephens Investment Management, Inc. are referred to collectively in this Prospectus as "Robertson Stephens Investment Management").



    THE FUNDS' INVESTMENT STRATEGIES AND PORTFOLIO INVESTMENTS WILL DIFFER FROM THOSE OF MOST OTHER MUTUAL FUNDS. ROBERTSON STEPHENS INVESTMENT MANAGEMENT SEEKS AGGRESSIVELY TO IDENTIFY FAVORABLE SECURITIES, ECONOMIC AND MARKET SECTORS, AND INVESTMENT OPPORTUNITIES THAT OTHER INVESTORS AND INVESTMENT ADVISERS MAY NOT HAVE IDENTIFIED. WHEN ROBERTSON STEPHENS INVESTMENT MANAGEMENT IDENTIFIES SUCH AN INVESTMENT OPPORTUNITY, IT MAY DEVOTE MORE OF A FUND'S ASSETS TO PURSUING THAT OPPORTUNITY, OR AT DIFFERENT TIMES, THAN MANY OTHER MUTUAL FUNDS, AND MAY SELECT INVESTMENTS FOR THE FUND THAT WOULD BE INAPPROPRIATE FOR LESS AGGRESSIVE MUTUAL FUNDS. IN ADDITION, UNLIKE MOST OTHER MUTUAL FUNDS, MANY OF THE FUNDS MAY ENGAGE IN SHORT SALES OF SECURITIES WHICH INVOLVE SPECIAL RISKS.


    None of the Funds, other than the Growth & Income Fund, invests for current income. Each of the Funds may hold a portion of its assets in cash or money market investments.


    The investment objectives and policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without shareholder approval. All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. There can, of course, be no assurance that a Fund will achieve its investment objective.



    For a description of certain risks associated with the Funds' investment practices, see "Other investment practices and risk considerations", below.


THE CONTRARIAN FUND
-------------------------------------


    THE CONTRARIAN FUND'S INVESTMENT OBJECTIVE IS MAXIMUM LONG-TERM GROWTH. Normally, the Contrarian Fund seeks this growth by aggressive yet flexible investing world-wide in growing companies that are attractively priced. The Contrarian Fund focuses its investments primarily on equity securities of domestic, multinational, and foreign companies whose potential values generally have been overlooked by other investors. Such companies include attractively priced businesses that have not yet been discovered or become popular, previously unpopular companies having growth potential due to changed circumstances, companies that have declined in value and no longer command an investor following, and previously popular companies temporarily out of favor due to short-term factors.



    In implementing its "contrarian" investment strategy, the Fund may take positions that are different from those taken by other mutual funds. For example, the Fund may sell the stocks of some issuers short, and may take positions in options and futures contracts in anticipation of a market decline. The Fund is a non-diversified mutual fund.


THE DEVELOPING COUNTRIES FUND
-------------------------------------

    THE DEVELOPING COUNTRIES FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. The Fund invests primarily in a non-diversified portfolio of publicly traded developing country equity securities. The Fund may also, to a lesser degree, invest in private placements of developing country equity securities.

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--------------------------------------------------------------------------------


    Developing country equity securities are securities which are principally traded in the capital markets of a developing country; securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in developing countries or from sales made in developing countries, regardless of where the securities of such companies are principally traded; securities of companies organized under the laws of, and with a principal office in, a developing country; securities of investment companies (such as country funds) that principally invest in developing country securities; and American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) with respect to the securities of such companies. Developing countries are countries that in the opinion of Robertson Stephens Investment Management are generally considered to be developing countries by the international financial community. The Fund will normally invest at least 65% of its assets in developing country equity securities. The Fund is a non-diversified mutual fund.



    The Developing Countries Fund may invest up to 10% of its total assets in shares of other investment companies. Such other investment companies would likely pay expenses similar to those paid by the Fund, including, for example, advisory and administrative fees. Robertson Stephens Investment Management will waive its investment advisory fees on the Fund's assets invested in other open-end investment companies, to the extent of the advisory fees of those investment companies attributable to the Fund's investment.



    In selecting investments for the Fund, Robertson Stephens Investment Management may consider a number of factors in evaluating potential investments, including political risks, classic macroeconomic variables, and equity market valuations. Robertson Stephens Investment Management may also focus on the quality of a company's management, the company's growth prospects, and the financial well being of the company. The Developing Countries Fund's investments generally will reflect a broad cross-section of countries, industries, and companies in order to minimize risk. In situations where the market for a particular security is determined by Robertson Stephens Investment Management to be sufficiently liquid, the Fund may engage in short sales. Prior to July 1995, the Developing Countries Fund was known as the "Robertson Stephens Emerging Markets Fund."


THE EMERGING GROWTH FUND
-------------------------------------


    THE EMERGING GROWTH FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. The Fund invests in an actively managed diversified portfolio of equity securities (principally common stocks) of emerging growth companies. Emerging growth companies are companies that, in the opinion of Robertson Stephens Investment Management, have the potential, based on superior products or services, operating characteristics, and financing capabilities, for more rapid growth than the overall economy.



    The Emerging Growth Fund's investments generally are held in a portfolio of securities of companies in industry segments that are experiencing rapid growth such as segments of high technology, environmental and health care-related industries and in companies with proprietary manufacturing or service businesses. Robertson Stephens Investment Management may consider a number of factors in evaluating potential investments, including the quality of management, the state of development of the technology involved, the market for the company's products, and the financial condition of the company. Among the aspects of a company's financial condition which may be considered by Robertson Stephens Investment Management are the company's earnings growth prospects, the availability of cash flow and assets to finance research and product development, and the company's return on capital.


THE GLOBAL LOW-PRICED STOCK FUND
-------------------------------------


    THE GLOBAL LOW-PRICED STOCK FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH. The

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--------------------------------------------------------------------------------
Fund intends to invest in "low-priced" stocks (prices no greater than $10 per share) of companies worldwide that have future growth potential, but are overlooked or underappreciated by other investors.


    Robertson Stephens Investment Management believes there are substantial opportunities to discover and invest in undervalued companies that have long-term growth prospects. Such companies include attractively priced businesses that have not yet been discovered by other investors, previously out-of-favor companies having growth potential due to changing circumstances, companies that have declined in value and no longer command an investor following, and companies temporarily out of favor due to short-term factors. In most cases there will be little coverage by Wall Street analysts of the companies in which the Fund invests. Institutional ownership will also usually be limited.

    It has been the experience of Robertson Stephens Investment Management that attractive investment opportunities often exist in companies whose stock price is $10 or less per share. For many reasons, including limits on purchasing the stocks "on margin" (with borrowed money), many investors do not buy low-priced stocks. The result is less competition from other investors, and the potential that a company's value may not be reflected fully in its stock price.


    In selecting securities for the Fund's portfolio, Robertson Stephens Investment Management uses a "bottom-up" analysis, looking at companies of all sizes, and in all industries and geographical markets. Robertson Stephens Investment Management uses fundamental analysis focusing on a company's financial condition, profitability prospects, and capital needs going forward.


    Robertson Stephens Investment Management will likely invest in certain stocks before other investors recognize their value. The result could be a lack of stock price movement in the near term. Investors should therefore have a long-term investment horizon when investing in the Fund.


    Although the Fund will seek to invest principally in common stocks, it may also invest any portion of its assets in preferred stocks, warrants, and debt securities if Robertson Stephens Investment Management believes they would help achieve the Fund's objective. The Fund will normally invest substantially all of its assets in low-priced stocks, and will normally invest in securities of issuers located in at least three countries, one of which may be the United States.



    Smaller companies may present greater opportunities for investment return, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies. See "Investments in smaller companies," below.



THE GLOBAL NATURAL
RESOURCES FUND

-------------------------------------


    THE GLOBAL NATURAL RESOURCES FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. The Fund will invest primarily in securities of issuers in the natural resources industries. The Fund is designed for investors who believe that investment in securities of such companies provides the opportunity for capital appreciation, while offering the potential over the long term to limit the adverse effects of inflation. The Fund may invest in securities of issuers located anywhere in the world if Robertson Stephens Investment Management believes they offer the potential for capital appreciation.



    Although the Fund will seek to invest principally in common stocks, it may also invest in preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Fund will seek to invest in companies with

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--------------------------------------------------------------------------------
strong  potential for  earnings growth, and  whose earnings  and tangible assets
could  benefit  from  accelerating  inflation.  Robertson  Stephens   Investment
Management believes that companies in the natural resources industries with the flexibility to adjust prices or control operating costs offer attractive opportunities for capital growth when inflation is rising.



    Companies in the NATURAL RESOURCES INDUSTRIES include companies that Robertson Stephens Investment Management considers to be principally engaged in the discovery, development, production, or distribution of natural resources, the development of technologies for the production or efficient use of natural resources, or the furnishing of related supplies or services. Natural resources include, for example, energy sources, precious metals, forest products, real estate, nonferrous metals, and other basic commodities.



    Companies in the natural resources industries may include, for example:


-   COMPANIES THAT PARTICIPATE IN THE DISCOVERY
    AND DEVELOPMENT OF NATURAL RESOURCES from new or conventional sources.


-   COMPANIES THAT OWN OR PRODUCE NATURAL
RESOURCES such as oil, natural gas, precious metals, and other commodities.


-   COMPANIES THAT ENGAGE IN THE
TRANSPORTATION, DISTRIBUTION, OR PROCESSING of natural resources.


-   COMPANIES THAT CONTRIBUTE NEW
TECHNOLOGIES FOR THE PRODUCTION OR EFFICIENT USE OF NATURAL RESOURCES, such as systems for energy conversion, conservation, and pollution control.


-   COMPANIES THAT PROVIDE RELATED SERVICES
    such as mining, drilling, chemicals, and related parts and equipment.


    A particular company will be considered to be principally engaged in the natural resources industries if at the time of investment Robertson Stephens Investment Management determines that at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. A company will also be considered to be principally engaged in the natural resources industries if Robertson Stephens Investment Management considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.



    The Fund will normally invest at least 65% of its assets in securities of companies in the natural resources industries. The Fund may invest the remainder of its assets in securities of companies in any industry if Robertson Stephens Investment Management believes they would help achieve the Fund's objective of long-term capital appreciation. The portion of the Fund's assets invested in such securities will vary, depending on Robertson Stephens Investment Management's evaluation of economic conditions, inflationary expectations, and other factors affecting companies in the natural resources industries and other sectors. The Fund may also sell securities short if it expects their market price to decline. The Fund will normally invest in securities of issuers located in at least three countries, one of which may be the United States.



    Because the Fund's investments are concentrated in the natural resources industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries. For example, changes in commodity prices may affect both the industries which produce, refine, and distribute them and industries which supply alternate sources of commodities. In addition, certain of these industries are generally subject to greater government regulation than many other industries; therefore, changes in regulatory policies may have a material effect on the business of companies in these industries.

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THE GROWTH & INCOME FUND
-------------------------------------

    THE GROWTH & INCOME FUND'S INVESTMENT OBJECTIVE IS LONG-TERM TOTAL RETURN. The Fund will pursue this objective primarily by investing in equity and debt securities, focusing on small-and mid-cap companies that offer the potential for capital appreciation, current income, or both.

    The Fund will normally invest the majority of its assets in common and preferred stocks, convertible securities, bonds, and notes. Although the Fund will focus on companies with market capitalizations of up to $3 billion, the Fund intends to remain flexible and may invest in securities of larger companies. The Fund may also engage in short sales of securities it expects to decline in price. The Fund intends to pay dividends quarterly; the amount of any dividends will fluctuate.


    Small-  and  mid-cap  companies   may  present  greater  opportunities   for
investment return, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Investments in smaller companies," below.


THE INFORMATION AGE FUND
-------------------------------------

    THE INFORMATION AGE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. The Fund is designed for investors who believe that aggressive investment in common stocks of companies in the information technology industries provides significant opportunities for capital appreciation. While ordinary mutual funds may place some of their portfolios in securities of companies in the information technology sector, the Robertson Stephens Information Age Fund focuses its investments in that sector.


    Although the Fund will seek to invest principally in common stocks, it may also invest any portion of its assets in preferred stocks and warrants if Robertson Stephens Investment Management believes they would help achieve the Fund's objective. The Fund may also engage in short sales of securities it expects to decline in price.

    Companies in the INFORMATION TECHNOLOGY INDUSTRIES include companies that Robertson Stephens Investment Management considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

-   COMPUTER HARDWARE AND SOFTWARE of any
    kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

-   TELECOMMUNICATIONS products and services.

-   MULTIMEDIA products and services,
including, for example, goods and services used in the broadcast and media industries.

-   DATA PROCESSING products and services.

- FINANCIAL SERVICES COMPANIES that collect or disseminate market, economic, and financial information.


    A particular company will be considered to be principally engaged in the information technology industries if at the time of investment Robertson Stephens Investment Management determines that at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. A company will also be considered to be principally engaged in the information technology industries if Robertson Stephens Investment Management considers that the company has the potential for capital appreciation primarily as a

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--------------------------------------------------------------------------------
result of particular products, technology, patents, or other market advantages in those industries. The Fund will normally invest at least 65% of its assets in securities of companies in the information technology industries.


    Because the Fund's investments are concentrated in the information technology industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries. For example, many products and services are subject to risks of rapid obsolescence caused by technological advances. Competitive pressures may have a significant effect on the financial condition of companies in the information technology industries. For example, if information technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing. In addition, many of the activities of companies in the information technology industries are highly capital intensive, and it is possible that a company which invests substantial amounts of capital in the development of new products or services will be unable to recover its investment or otherwise to meet its obligations.

THE PARTNERS FUND
------------------------------------

    THE PARTNERS FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH. The Fund will employ a value methodology to invest in equity securities primarily of companies with market capitalizations of up to $750 million. This traditional value methodology combines Graham & Dodd balance sheet analysis with cash flow analysis.


    In selecting investments for the Fund, Robertson Stephens Investment Management will:

- Perform fundamental research focusing on business analysis;

-   Observe how management allocates
    capital;

- Strive to understand the unit economics of the business of the company;

- Key on the cash flow rate of return on capital employed;

-   Discern the sources and uses of cash;

-   Consider how management is
compensated; and

-   Ask how the stock market is pricing the
entire company.

    At times, the Fund may invest all or most of its assets in securities of U.S. issuers. At other times, the Fund may invest any portion of its assets in foreign securities, if Robertson Stephens Investment Management believes they offer attractive investment values.


    Small companies may present greater opportunities for investment return, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Investments in smaller companies," below.



    Although the Fund will seek to invest principally in common stocks, it may also invest in preferred stocks, warrants, and debt securities if Robertson Stephens Investment Management believes they would help achieve the Fund's objectives. The Fund may also hold a portion of its assets in cash or money market instruments. The Fund is a non-diversified mutual fund.


THE VALUE + GROWTH FUND
-------------------------------------

    THE VALUE + GROWTH FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. The Fund invests primarily in mid-cap growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering the potential for above-average returns. Mid-cap

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--------------------------------------------------------------------------------
companies are companies with market capitalizations ranging from $750 million to approximately $2 billion, although the Fund's investments may include securities of larger or smaller companies.


    In selecting investments for the Fund, Robertson Stephens Investment Management's primary emphasis is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. Robertson Stephens Investment Management may select stocks which it believes are undervalued relative to the current stock price. Undervaluation of a stock can result from a variety of factors, such as a lack of investor recognition of (1) the value of a business franchise and continuing growth potential, (2) a new, improved or upgraded product, service or business operation, (3) a positive change in either the economic or business condition for a company, (4) expanding or changing markets that provide a company with either new earnings direction or acceleration, or
(5) a catalyst, such as an impending or potential asset sale or change in management, that could draw increased investor attention to a company. Robertson Stephens Investment Management also may use similar factors to identify stocks which it believes to be overvalued, and may engage in short sales of such securities.


OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS
-------------------------------------

    The Funds may also engage in the following investment practices, each of which involves certain special risks. The Statement of Additional Information contains more detailed information about these practices (some of which may be considered "derivative" investments), including limitations designed to reduce these risks.

    INVESTMENTS IN SMALLER COMPANIES. Each of the Funds may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.


    Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when Robertson Stephens Investment Management would otherwise have sold the security. It is possible that Robertson Stephens Investment Management or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Fund.



    SHORT SALES. (ALL FUNDS EXCEPT THE EMERGING GROWTH, GLOBAL LOW-PRICED STOCK, AND PARTNERS FUNDS.) When Robertson Stephens Investment Management anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security.

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--------------------------------------------------------------------------------


    All short sales must be fully collateralized, and no Fund will sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by the Fund exceeds 25% of its total assets. Each of the Funds limits short sales of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities.



    FOREIGN SECURITIES. The Funds may invest in securities principally traded in foreign markets. Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.



    In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and a Fund may have limited recourse available to it in the event of default. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. A Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.



    Certain Funds may at times invest a substantial portion of their assets in securities of issuers in developing countries. Investments in developing countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in developing countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Funds may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Funds may also invest a substantial portion of their assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Funds to the credit risk of their counterparties in trading those investments.


    DEBT SECURITIES. Each of the Funds may invest in debt securities from time to time, if Robertson Stephens Investment Management believes that they might help achieve the Fund's objective. The Growth & Income Fund and the Partners Fund may invest without limit in debt securities and other fixed-income securities. Each of the other Funds may invest in debt securities to the extent consistent with its investment policies, although Robertson Stephens Investment Management expects that under normal

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circumstances those Funds would not likely invest a substantial portion of their assets in debt securities.

    The   CONTRARIAN  FUND  and   the  GROWTH  &  INCOME   FUND  may  invest  in
lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing and may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.


    Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. In addition, the lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the ability or perceived inability of an issuer to make payments of interest and principal may also affect the value of these investments. See the Statement of Additional Information.



    EACH OF THE OTHER FUNDS will invest only in securities rated "investment grade" or considered by Robertson Stephens Investment Management to be of comparable quality. Investment grade securities are rated Baa or higher by
Moody's  Investors  Service,  Inc.  or  BBB  or  higher  by  Standard  &  Poor's
Corporation. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. Descriptions of the securities ratings assigned by Moody's and Standard & Poor's are described in the Statement of Additional Information.



    Any of the Funds may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.



    A Fund will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although Robertson Stephens Investment Management will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.



    BORROWING AND LEVERAGE. The CONTRARIAN FUND and DEVELOPING COUNTRIES FUND may borrow money to invest in additional portfolio securities. This practice, known as "leverage", increases a Fund's market exposure and its risk. When a Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Fund must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which a Fund will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Robertson Stephens Investment Management's ability to predict market movements correctly. A Fund may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by a Fund of securities held by it and an agreement to repurchase the

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securities  at  an  agreed-upon  price,  date,  and  interest  payment.  Reverse repurchase agreements will increase a Fund's overall investment exposure and may result in losses.



    OPTIONS AND FUTURES. A Fund may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, a Fund may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return. The Partners Fund does not currently expect to engage in transactions in futures contracts.


    A Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that a Fund will be able to utilize these instruments effectively for the purposes stated above. Although a Fund will only engage in options and futures transactions for limited purposes, those transactions involve certain risks which are described below and in the Statement of Additional Information.

    Transactions in options and futures contracts involve brokerage costs and may require a Fund to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.


    INDEX FUTURES AND OPTIONS. A Fund may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index futures or option transaction, the Fund realizes a gain or loss. A Fund may also buy and sell index futures and options to increase its investment return.



    LEAPS AND BOUNDS. The Value + Growth Fund may purchase long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Write Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Value + Growth Fund will not purchase these options with respect to more than 25% of the value of its net assets and will limit the premiums paid for such options in accordance with the most restrictive applicable state securities laws.


    RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Fund that are the subject of a hedge. The successful use by a Fund of the strategies described above further depends on the ability of Robertson Stephens Investment Management to forecast market movements correctly. Other risks arise from a Fund's potential inability to close out futures or options positions. Although a Fund will enter into options or futures transactions only if Robertson Stephens Investment Management believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. Certain provisions of the Internal Revenue Code may limit a Fund's ability to engage in options and futures transactions.

    Each Fund expects that its options and futures transactions generally will be conducted on

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recognized  exchanges. A Fund may in certain instances purchase and sell options in the over-the-counter markets. A Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options,
and  such  transactions   also  involve   the  risk   that  securities   dealers
participating in such transactions would be unable to meet their obligations to the Fund. A Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Robertson Stephens Investment Management, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.



    A Fund will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)



    NON-DIVERSIFICATION AND SECTOR CONCENTRATION. The Contrarian Fund, the Developing Countries Fund, and the Partners Fund are "non-diversified" investment companies under the Investment Company Act of 1940. This means that each of those Funds may invest its assets in a limited number of issuers. Under the Internal Revenue Code, a Fund generally may not invest more than 25% of its assets in obligations of any one issuer other than U.S. Government obligations and, with respect to 50% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities). Thus, a Fund may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss to a Fund if the market value of a security should decline or its issuer were otherwise not to meet its obligations.


    At times a Fund may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. A Fund would only concentrate its investments in a particular market sector if the Fund's investment adviser were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When a Fund concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector.

    Currently, the Contrarian Fund has invested a significant portion of its assets in companies within a number of industries involving base metals, precious metals, and oil/energy. In addition, the Value + Growth Fund has invested a significant portion of its assets in companies within a number of industries in the technology and telecommunications sectors. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

    SECURITIES LOANS AND REPURCHASE AGREEMENTS. Each of the Funds may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

    DEFENSIVE STRATEGIES. At times, Robertson Stephens Investment Management may judge that market conditions make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Robertson Stephens Investment Management may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these

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"defensive"  strategies, a Fund may invest  in U.S. Government securities, other
high-quality  debt  instruments,   and  other   securities  Robertson   Stephens
Investment Management believes to be consistent with the Fund's best interests.



    PORTFOLIO TURNOVER. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. Annual portfolio turnover is expected to be less than 100% for the Partners Fund and the Global Natural Resources Fund and 200% for the Growth & Income, Global Low-Priced Stock, and Information Age Funds. The Portfolio turnover rates for the other Funds are set forth under "Financial Highlights."


                            MANAGEMENT OF THE FUNDS


    The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P., 555 California Street, San Francisco, CA 94104, is the investment adviser for each of the Funds other than the Emerging Growth Fund. Robertson, Stephens & Company Investment Management, L.P., a California limited partnership, was formed in 1993 and is registered as an investment adviser with the Securities and Exchange Commission. The general partner of Robertson, Stephens & Company Investment Management, L.P. is Robertson, Stephens & Company, Inc., and the principal limited partner is Robertson, Stephens & Company, L.P., the Funds' distributor and a major investment banking firm specializing in emerging growth companies that has developed substantial investment research, underwriting, and venture capital expertise. Since 1978, Robertson, Stephens & Company, L.P. has managed underwritten public offerings for over $15.23 billion of securities of emerging growth companies. Robertson, Stephens & Company Investment Management, L.P. and its affiliates have in excess of $2.7 billion under management in public and private investment funds. Robertson, Stephens & Company, L.P., its general partner, Robertson, Stephens & Company, Inc., and Sanford R. Robertson may be deemed to be control persons of Robertson, Stephens & Company Investment Management, L.P.



    ROBERTSON STEPHENS INVESTMENT MANAGEMENT, INC., 555 California Street, San Francisco, CA 94104 is the investment adviser for the Emerging Growth Fund. Robertson Stephens Investment Management, Inc. commenced operations in March 1986 and is registered as an investment adviser with the Securities and Exchange Commission and is an indirect wholly-owned subsidiary of Robertson, Stephens & Company, L.P.

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    Subject to such policies as  the Trustees may determine, Robertson  Stephens
Investment Management furnishes a continuing investment program for the Funds and makes investment decisions on their behalf pursuant to Investment Advisory Agreements with each Fund. Robertson Stephens Investment Management is also responsible for overall management of the Funds' business affairs, subject to the authority of the Board of Trustees, and provides office space and officers for the Trust. The Trust pays all expenses not assumed by Robertson Stephens Investment Management including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under the Funds' Distribution Plans.



    Robertson Stephens Investment Management places all orders for purchases and sales of the Funds' securities. In selecting broker-dealers, Robertson Stephens Investment Management may consider research and brokerage services furnished to it and its affiliates. Robertson, Stephens & Company, L.P. may receive brokerage commissions from the Funds in accordance with procedures adopted by the Trustees under the Investment Company Act of 1940 which require periodic review of these transactions. Subject to seeking the most favorable price and execution available, Robertson Stephens Investment Management may consider sales of shares of the Funds as a factor in the selection of broker-dealers.



    ADMINISTRATIVE SERVICES. Each of the Growth & Income, Global Low-Priced Stock, Global Natural Resources, and Information Age Funds has entered into an agreement with Robertson Stephens Investment Management pursuant to which Robertson Stephens Investment Management provides administrative services to the Fund. Each Fund pays Robertson Stephens Investment Management a fee for such services at the annual rate of 0.25% of the Fund's average daily net assets.


PORTFOLIO MANAGERS
-------------------------------------


    PAUL H. STEPHENS has served as the Contrarian Fund's portfolio manager since its inception in June 1993. He is a founder of Robertson, Stephens & Company, L.P. In addition to managing public investment portfolios for individuals since 1975, Mr. Stephens has acted as the firm's Chief Investment Officer since 1978.



    ROBERT  C. CZEPIEL,  the principal  executive officer  of Robertson Stephens
Investment Management, Inc. who, with the help of his staff, has been responsible for managing the Emerging Growth Fund's portfolio since that Fund's inception in November 1987, is an accomplished investment professional with over twenty years of experience as a securities analyst (primarily in emerging growth and high-technology companies). Additionally, he has over ten years' experience as a portfolio manager, including four years with CIGNA Investments where he managed five portfolios with net assets ranging from $25-80 million.



    RONALD E. ELIJAH has managed the Value + Growth Fund's portfolio since that Fund's inception in April 1992. Mr. Elijah is also the portfolio manager for the Information Age Fund. From August 1985 to January 1990, Mr. Elijah was a securities analyst for Robertson, Stephens & Company, L.P. From January 1990 to January 1992, Mr. Elijah was an analyst and portfolio manager for Water Street Capital, which managed short selling investment funds.

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    MICHAEL HOFFMAN has been responsible  for managing the Developing  Countries
Fund's portfolio since that Fund's inception in April 1994. From August 1990 to April 1994, Mr. Hoffman was a portfolio manager with CIGNA International Investment Advisors, where he managed four portfolios with net assets ranging from $25-100 million.



    ANDREW P. PILARA, JR. has been responsible for managing the Partners Fund since the Fund's inception in July 1995 and is responsible for managing the Global Natural Resources Fund. Since August 1993 he has been a member of the Contrarian Fund management team. Mr. Pilara has been involved in the securities business for over 25 years, with experience in portfolio management, research, trading, and sales. Prior to joining Robertson, Stephens & Company Investment Management, L.P., he was president of Pilara Associates, an investment management firm he established in 1974.



    M. HANNAH SULLIVAN is responsible for managing the Global Low-Priced Stock Fund. Since April 1992, she has been a member of the management team for the Contrarian Fund.



    JOHN L. WALLACE has been responsible for managing the Growth & Income Fund since its inception in July 1995. Prior to joining Robertson, Stephens & Company Investment Management, L.P., Mr. Wallace was Vice President of Oppenheimer Management Corp., where he was portfolio manager of the Oppenheimer Main Street Income and Growth Fund.

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                             HOW TO PURCHASE SHARES


    Currently, your minimum initial investment is $5,000 ($1,000 for IRAs), and your subsequent investments must be at least $100 ($1 for IRAs). You may obtain an Application by calling the Funds at 1-800-766-FUND, or by writing to Robertson, Stephens & Company, L.P. at 555 California Street, San Francisco, CA 94104.


INITIAL INVESTMENTS
-------------------------------------

    You may make your initial investment in Fund shares by mail or by wire transfer as described below.

    BY MAIL: Send a completed Application, together with a check made payable to the Fund in which you intend to invest, to the Funds' Transfer Agent: State Street Bank and Trust Company c/o National Financial Data Services, P.O. Box 419717, Kansas City, MO 64141.

    BY WIRE: (1) Telephone National Financial Data Services at 1-800-272-6944. Indicate the name(s) to be used on the account registration, the mailing address, your social security number, the amount being wired, the name of your wiring bank, and the name and telephone number of a contact person at the wiring bank. Please include the account number that you receive in your wire along with the account name.

    (2) Then instruct your bank to wire the
specified amount, along with your account name and number to:


                      State Street Bank and Trust Company
                                ABA# 011 000028
                                 Attn: Custody
                                 DDA# 99047177
                              225 Franklin Street
                                Boston, MA 02110
                            Credit: [Name of Fund].
                              For further credit:


                                ----------------
                              (Shareholder's name)
                                ----------------
                           (Shareholder's account #)


    At the same time, you must mail a completed and signed Application to: State Street Bank and Trust Company c/o National Financial Data Services, P.O. Box 419717, Kansas City, MO 64141. Please include your account number on the Application.



    You also may purchase and sell shares through certain securities brokers. Such brokers may charge you a transaction fee for this service; account options available to clients of securities brokers, including arrangements regarding the purchase and sale of Fund shares, may differ from those available to persons investing directly in the Funds. In their sole discretion, either Robertson Stephens Investment Management or Robertson, Stephens & Company, L.P., the Funds' distributor, may pay such brokers for shareholder, subaccounting, and other services, including handling such sales.


SUBSEQUENT INVESTMENTS
-------------------------------------


    After your account is open, you may invest by mail, telephone, or wire at any time. Please include your name and account number on all checks and wires. Please use separate checks or wires for investments to separate accounts.



    AUTOBUY: The Autobuy option allows shareholders to purchase shares by moving money directly from their checking account to a Robertson Stephens fund. If you have established the Autobuy option, you may purchase additional shares in an existing account by calling the Transfer Agent at 1-800-272-6944 and instructing the Transfer Agent as to the dollar amount you wish to invest. The investment will

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automatically be processed  through the Automatic  Clearing House (ACH)  system.
There is no fee for this option. If you did not establish this option at the time you opened your account, send a letter of instruction along with a voided check to the Transfer Agent.


OTHER INFORMATION ABOUT PURCHASING SHARES
-------------------------------------


    All purchases of the Funds' shares are subject to acceptance by a Fund and are not binding until accepted and shares are issued. Your signed and completed Application (for initial investments) or account statement stub (for subsequent investments) and full payment, in the form of either a wire transfer or a check, must be received and accepted by a Fund before any purchase becomes effective. Purchases of Fund shares are made at the net asset value next determined after the purchase is accepted. See "How Net Asset Value Is Determined." Please initiate any wire transfer early in the morning to ensure that the wire is received by a Fund before 4:00 p.m. New York time.


    All purchases must be made in U.S. dollars, and checks should be drawn on banks located in the U.S. If your purchase of shares is canceled due to non-payment or because a check does not clear, you will be held responsible for any loss incurred by the Funds or the Transfer Agent. Each Fund can redeem shares to reimburse it or the Transfer Agent for any such loss.

    Each Fund reserves the right to reject any purchase, in whole or in part, and to suspend the offering of its shares for any period of time and to change or waive the minimum investment amounts specified in this prospectus.

    No share certificates will be issued, except that certificates for shares of the Emerging Growth Fund will be issued upon written request to the Transfer Agent.

EXCHANGE PRIVILEGE
-------------------------------------

    Shares of one Fund may be exchanged for shares of another Fund. Exchanges of shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state where shares of the appropriate Fund are qualified for sale. However, you may not exchange your investment in shares of any Fund more than four times in any twelve-month period (including the initial exchange of your investment from that Fund during the period, and subsequent exchanges of that investment from other Funds during the same twelve-month period).


    Investors should note that an exchange will result in a taxable event. Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days prior notice to shareholders.



    Unless you have indicated that you do not wish to establish telephone exchange privileges (see the Account Application or call the Funds for details), you may make exchanges by telephone.

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                              HOW TO REDEEM SHARES

REDEMPTIONS BY MAIL
-------------------------------------

    You may redeem your shares of a Fund by mailing a written request for redemption to the Transfer Agent that:

(1) states the number of shares or dollar amount to be redeemed;

(2) identifies your account number; and

(3) is signed by you and all other owners of the account exactly as their names appear on the account.

    If you request that the proceeds from your redemption be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption.

REDEMPTIONS BY TELEPHONE
-------------------------------------


    Unless you have indicated you do not wish to establish telephone redemption privileges (see the Account Application or call the Funds for details), you may redeem shares by calling the Transfer Agent at 1-800-272-6944 by 4:00 p.m. New York time on any day the New York Stock Exchange is open for business.



    If an account has more than one owner, the Transfer Agent may rely on the instructions of any one owner. Each Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions, which may include requiring the caller to give a special authorization number assigned to your account. If these procedures are not followed, the Funds and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By not declining telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, (1) to redeem shares from your account and (2) to mail or wire the redemption proceeds. If you recently opened an account by wire, you cannot redeem shares by telephone until the Transfer Agent has received your completed Application.



    Telephone redemption is not available for shares held in IRAs. Each Fund may change, modify, or terminate its telephone redemption services at any time upon 30 days notice.


WIRE TRANSFER OF REDEMPTIONS
-------------------------------------


    If your financial institution receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial institution's complete wiring instructions. The Funds will forward proceeds from telephone redemptions only to the bank account or Robertson, Stephens & Company, L.P. brokerage account that you have authorized in writing. A $9.00 wire fee will be paid either by redeeming shares from your account or upon a full redemption, deducting the fee from the proceeds.



    AUTOSELL: The Autosell option allows shareholders to redeem shares from their Robertson Stephens fund accounts and to have the proceeds sent directly to their checking account. If you have established the Autosell option, you may redeem shares by calling the Transfer Agent at 1-800-272-6944 and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automatic Clearing House
(ACH) system. There is no fee for this option. If

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
you did not establish this option at the time you opened your account, send a letter of instruction along with a voided check to the Transfer Agent.


GENERAL REDEMPTION POLICIES
-------------------------------------


    The redemption price per share is the net asset value per share next determined after the Transfer Agent receives the request for redemption in proper form, and each Fund will make payment for redeemed shares within seven days thereafter. Under unusual circumstances, a Fund may suspend repurchases, or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. If you purchase shares of a Fund by check (including certified check) and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to fifteen days after the Fund's receipt of the check.


    You may experience delays in exercising telephone redemptions during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, you may wish to consider transmitting redemption orders to the Transfer Agent by an overnight courier service.

                             THE FUNDS' DISTRIBUTOR


    Shares of the Funds are distributed by Robertson, Stephens & Company, L.P. Under its Distribution Agreement with the Funds, Robertson, Stephens & Company, L.P. bears certain expenses related to the distribution of shares of the Funds, including commissions payable to persons engaging in the distribution of the shares, advertising expenses, and the costs of preparing and distributing sales literature incurred in connection with the offering of the shares.



    To compensate Robertson, Stephens & Company, L.P. for the services it provides and for the expenses it bears under the Distribution Agreement, each Fund (other than the Value + Growth Fund) has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which the Fund pays Robertson, Stephens & Company, L.P. compensation accrued daily and paid monthly at the annual rate of 0.75% of that Fund's average daily net assets, in the case of the Contrarian Fund, and 0.25% of the Fund's average daily net assets, in the case of each of the other Funds. Robertson, Stephens & Company, L.P. may pay brokers a commission expressed as a percentage of the purchase price of shares of the Funds.



    Each Fund has agreed to indemnify Robertson, Stephens & Company, L.P. against certain liabilities, including liabilities under the Securities Act of 1933, as amended.



    The Trustees of the Trust have proposed to shareholders of the Value + Growth Fund that they approve a Distribution Plan for that Fund, under which the Fund would pay Robertson, Stephens & Company, L.P. compensation, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets. It is expected that, if the Plan is approved, it will be implemented on January 1, 1996. See "Expense Summary," above.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      DIVIDENDS, DISTRIBUTIONS, AND TAXES


    Each Fund distributes substantially all of its net investment income and net capital gains to shareholders at least once per year (more often if necessary to avoid certain excise or income taxes on the Fund). The Growth & Income Fund pays distributions from net investment income quarterly. All distributions will be automatically reinvested in Fund shares unless the shareholder requests cash payment on at least 10 days prior written notice to the Transfer Agent.


    Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. A Fund will distribute substantially all of its net investment income and net capital gain income on a current basis.

    All Fund distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxed as such, regardless of how long you have held your shares. Distributions will be taxable as described above, whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and tax status of distributions paid to you by each of the Funds for the preceding year.


    The foregoing is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax adviser to determine the precise effect of an investment in a Fund on your particular tax situation.


                       HOW NET ASSET VALUE IS DETERMINED


    Each Fund calculates the net asset value of its shares by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Fund securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values determined by Robertson Stephens Investment Management.


                         HOW PERFORMANCE IS DETERMINED


    Yield and total return data may from time to time be included in advertisements about the Funds. A Fund's "yield" is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. "Total return" for one- and five-year periods, and for the life of a Fund, through the most recent calendar quarter represents the average annual compounded rate of return (or, in the case of a period of one year or less, the actual rate of return) on an investment of $1,000 in the Fund. Total return may also be presented for other periods. Quotations of yield or total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. A Fund's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about a Fund describing the background and professional experience of the Fund's investment advisor or any portfolio manager.



    ALL DATA ARE BASED ON  A FUND'S PAST INVESTMENT  RESULTS AND DO NOT  PREDICT
FUTURE    PERFORMANCE.   Investment    performance,   which    will   vary,   is

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's investments expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.


                             ADDITIONAL INFORMATION


    Each Fund is a series of the Trust, which was organized on May 11, 1987 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Trust may offer shares of beneficial interest in a number of separate series with no par value per share. When matters are submitted for shareholder vote, shareholders of each series will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of each series vote separately as a class on all matters except (1) matters affecting only the interests of one or more of the series, in which case only shares of the affected series would be entitled to vote, or (2) when the Investment Company Act requires that shares of all series be voted in the aggregate. Although the Trust is not required to hold annual shareholder meetings, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.



    State Street Bank and Trust Company,
c/o National Financial Data Services, P.O. Box 419717, Kansas City, Missouri 64141, acts as each Fund's transfer agent and dividend paying agent. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, also acts as the custodian of each Fund's portfolio.

----------------------------------------------------
----------------------------------------------------


                     THE ROBERTSON STEPHENS CONTRARIAN FUND
                       THE ROBERTSON STEPHENS DEVELOPING
                                 COUNTRIES FUND
                  THE ROBERTSON STEPHENS EMERGING GROWTH FUND
              THE ROBERTSON STEPHENS GLOBAL LOW-PRICED STOCK FUND
                     THE ROBERTSON STEPHENS GLOBAL NATURAL
                                RESOURCES FUND
                        THE ROBERTSON STEPHENS GROWTH &
                                  INCOME FUND
                  THE ROBERTSON STEPHENS INFORMATION AGE FUND
                      THE ROBERTSON STEPHENS PARTNERS FUND
                   THE ROBERTSON STEPHENS VALUE + GROWTH FUND
                             555 California Street
                            San Francisco, CA 94104
                                 1-800-766-FUND



                              INVESTMENT ADVISERS
                         Robertson, Stephens & Company
                          Investment Management, L.P.
                               Robertson Stephens
                          Investment Management, Inc.
                             555 California Street
                            San Francisco, CA 94104
                                 1-415-781-9700



                                  DISTRIBUTOR
                      Robertson, Stephens & Company, L.P.
                             555 California Street
                            San Francisco, CA 94104
                                 1-415-781-9700


                                 TRANSFER AGENT
                      State Street Bank and Trust Company
                      c/o National Financial Data Services
                                P. O. Box 419717
                             Kansas City, MO 64141
                                 1-800-272-6944

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                            San Francisco, CA 94104

                                 LEGAL COUNSEL
                                  Ropes & Gray
                                Boston, MA 02110

                                   CUSTODIAN
                      State Street Bank and Trust Company
                                Boston, MA 02110

    No dealer, salesman, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made.

---------------------------------------------------
---------------------------------------------------

              ---------------------------------------------------

                                   ROBERTSON
                                    STEPHENS
                                     MUTUAL
                                     FUNDS
                              --------------------


                                   PROSPECTUS
                               NOVEMBER 15, 1995


                                 TO REQUEST AN
                               APPLICATION, CALL
                                 1-800-766-FUND
                            FOR QUESTIONS CONCERNING
                           SHAREHOLDER ACCOUNTS, CALL
                                 1-800-272-6944

                        ROBERTSON STEPHENS INVESTMENT TRUST


                   PROSPECTUS SUPPLEMENT DATED JANUARY 18, 1996
                       to Prospectus dated November 15, 1995


ROBERTSON STEPHENS CONTRARIAN FUND

Principally as a result of significant stock price appreciation, at the date of this Prospectus Supplement, approximately 26% of the Contrarian Fund's total assets were invested in common stock of Diamond Fields Resources, a Canadian corporation. As a result, a decline in the stock price of Diamond Fields Resources would have a significant adverse effect on the net asset value of the Fund.



ROBERTSON STEPHENS EMERGING GROWTH FUND

David Evans is responsible for managing the Emerging Growth Fund's portfolio. Mr. Evans has more than fifteen years of investment research and management experience, and has been a part of the management team at RSIM, Inc. since 1989. Mr. Evans has worked closely with Robert C. Czepiel, the former portfolio manager of the Fund, for many years, including at CIGNA Investments, where he was an analyst and portfolio manager before joining RSIM, Inc.



ROBERTSON STEPHENS VALUE + GROWTH FUND

The Value + Growth Fund has adopted a Distribution Plan, pursuant to which the Fund will make payments to Robertson, Stephens & Company LLC ("RS&Co."), its distributor, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets, commencing on January 1, 1996. The Distribution Plan is intended to compensate RS&Co. for the services it provides and for the expenses it bears in connection with the offering of the Fund's shares. Robertson, Stephens & Company Investment Management, L.P., the Fund's investment adviser, has agreed to reduce the management fees payable to it by an amount equal to the payments received by RS&Co. under the Distribution Plan. The following information replaces the data provided on page 2 of the Prospectus under the caption "Annual Fund Operating Expenses" with respect to the Value + Growth Fund:

Management Fees                              1.00%
Rule 12b-1 Expenses                          0.25%
Other Expenses                               0.43%
Total Fund Operating Expenses                1.68%

ALL FUNDS

The Financial Highlights on the following page supplement the table on page 3 of the prospectus.

                              FINANCIAL HIGHLIGHTS

THE CONTRARIAN FUND, THE DEVELOPING COUNTRIES FUND, THE EMERGING GROWTH FUND, THE GROWTH & INCOME FUND, THE PARTNERS FUND AND THE VALUE + GROWTH FUND


     The financial highlights presented below, covering the periods ended September 30, 1995 for each Fund, have not been audited.


                                               CONTRARIAN     DEVELOPING    EMERGING      GROWTH &     PARTNERS        VALUE +
                                                 FUND       COUNTRIES FUND GROWTH FUND   INCOME FUND     FUND        GROWTH FUND
                                                                                       For the Period For the Period
                                              For the Six    For the Six   For the Six    7/12/95         7/12/95     For the Six
                                              Months Ended   Months Ended  Months Ended   through         through    Months Ended
                                               9/30/95         9/30/95        9/30/95     9/30/95         9/30/95       9/30/95
Net asset value, beginning of period. . .          $10.70         $8.57        $18.36        $10.00       $10.00          $18.25

Income From Investment Operations:

   Net investment income/(loss). . . . . .           0.01         (0.01)        (0.08)         0.01         0.04           (0.11)
   Net realized gain/(loss) and unrealized
    appreciation/(depreciation)
    on investments . . . . . . . . . . . .           2.55          0.53          2.57          0.75         0.15            8.41
                                                   ------         -----         -----         -----        -----           -----
   Total from investment operations. . . .           2.56          0.52          2.49          0.76         0.19            8.30

Distributions:

   Dividends from net investment income . .            --            --            --            --           --              --
   Distribution from net realized capital gain         --            --         (0.42)           --           --              --
                                                   ------         -----         -----         -----        -----           -----
Total from investment operations . . . . . .           --            --         (0.42)           --           --              --

Net asset value, end of period                     $13.26         $9.09        $20.43        $10.76       $10.19          $26.55

Total Return                                        23.93%         6.07%        13.80%         7.60%        1.90%          45.48%

Ratios/Supplemental Data:

Net assets, end of period (thousands)            $506,239       $17,646      $180,462      $101,539       $8,306      $1,385,628
Ratio of net operating expenses to
 average net assets. . . . . . . . . . . . .         2.34%(1)*     2.29%(2)*     1.57%*        1.95%*       2.88%(3)*       1.37%*
Ratio of net investment income/(loss)
 to average net assets . . . . . . . . . . .         0.14%(1)*    (0.26)%(2)*   (0.84)%*       0.30%*       1.66%(3)*      (0.96)%*
Portfolio turnover rate. . . . . . . . . . .           34%           65%          107%           21%          35%             40%


Per share data is determined by using the average number of shares outstanding throughout the period.

*   ANNUALIZED


(1) IF THE CONTRARIAN FUND HAD PAID ALL OF ITS EXPENSES AND THERE HAD BEEN
    NO REIMBURSEMENT BY ROBERTSON, STEPHENS & COMPANY INVESTMENT
    MANAGEMENT, L.P. ("RSIM, L.P."), THE RATIO OF EXPENSES TO AVERAGE NET ASSETS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995 WOULD HAVE BEEN 2.52%, AND THE RATIO OF NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS WOULD
    HAVE BEEN (0.04)%.


(2) IF THE DEVELOPING COUNTRIES FUND HAD PAID ALL OF ITS EXPENSES AND
    THERE HAD BEEN NO REIMBURSEMENT BY RSIM, L.P., THE RATIO OF EXPENSES
    TO AVERAGE NET ASSETS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
    WOULD HAVE BEEN 3.41%, AND THE RATIO OF NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN (1.38)%.

(3) IF THE PARTNERS FUND HAD PAID ALL OF ITS EXPENSES AND THERE HAD BEEN
    NO REIMBURSEMENT BY RSIM, L.P., THE RATIO OF EXPENSES TO AVERAGE NET ASSETS FOR THE PERIOD ENDED SEPTEMBER 30, 1995 WOULD HAVE BEEN 5.71%, AND THE RATIO OF NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN (1.17)%.

                       ROBERTSON STEPHENS INVESTMENT TRUST

                    (The Robertson Stephens Contrarian Fund)
               (The Robertson Stephens Developing Countries Fund)
                  (The Robertson Stephens Emerging Growth Fund)
              (The Robertson Stephens Global Low-Priced Stock Fund)
             (The Robertson Stephens Global Natural Resources Fund)
                  (The Robertson Stephens Growth & Income Fund)
                  (The Robertson Stephens Information Age Fund)
                     (The Robertson Stephens Partners Fund)
                  (The Robertson Stephens Value + Growth Fund)



                              --------------------

                                    FORM N-lA


                                     PART B


                              --------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                         ROBERTSON STEPHENS MUTUAL FUNDS

                                NOVEMBER 15, 1995
                          AS REVISED JANUARY 18, 1996


     Robertson Stephens Investment Trust (the "Trust") is an open-end series investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Trust dated November 15, 1995. A copy of the Trust's Prospectus can be obtained upon request made to Robertson, Stephens & Company LLC, the Trust's distributor, 555 California Street, San Francisco, California 94104, telephone 1-800-766-FUND.


                                TABLE OF CONTENTS

     CAPTION                                                                PAGE
     -------                                                                ----
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . .   2
THE FUNDS' INVESTMENT LIMITATIONS. . . . . . . . . . . . . . . . . . . . . .  15
MANAGEMENT OF THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . .  20
THE FUNDS' DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
HOW NET ASSET VALUE IS DETERMINED. . . . . . . . . . . . . . . . . . . . . .  31
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
HOW PERFORMANCE IS DETERMINED. . . . . . . . . . . . . . . . . . . . . . . .  33
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of the Funds are described in detail in the Prospectus. The following discussion provides supplemental information concerning certain investment techniques in which one or more of the Funds may engage, and certain of the risks they may entail. Certain of the investment techniques may not be available to all of the Funds.


     All of the Funds, except for the Emerging Growth Fund, are managed by Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P."). The Emerging Growth Fund is managed by Robertson Stephens Investment Management, Inc. ("RSIM, Inc."). RSIM, L.P. and RSIM, Inc. are sometimes referred to in this Statement collectively as "Robertson Stephens Investment Management".


LOWER-RATED DEBT SECURITIES

     Certain of the Funds may purchase lower-rated debt securities, sometimes referred to as "junk bonds" (those rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's")). See APPENDIX A for a description of these ratings.


     The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values a Fund had placed on such securities. It is possible that legislation may be adopted in the future limiting the ability of certain financial institutions to purchase lower rated securities; such legislation may adversely affect the liquidity of such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.



     Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund's fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund's fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Robertson Stephens Investment Management will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.



     Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Funds may invest are issued to raise funds in connection with the acquisition of a company, in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

     Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when Robertson Stephens Investment Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In many cases, such securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In order to enforce its rights in the event of a default under such securities, a Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.

     Certain securities held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

OPTIONS

     The Funds may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices.

     COVERED CALL OPTIONS. A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

     A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

     In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

     A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.


     In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

     A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

     A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.


     A Fund may also purchase put and call options to attempt to enhance its current return.


     OPTIONS ON FOREIGN SECURITIES. Certain of the Funds may purchase and sell options on foreign securities if the Fund's Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

     RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that a Fund's Adviser will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Fund's Adviser to forecast market and interest rate movements correctly.

     An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when its Adviser believes it is inadvisable to do so.

     Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a

Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of Robertson Stephens Investment Management may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

     Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

     Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Funds' use of options.

SPECIAL EXPIRATION PRICE OPTIONS

     Certain of the Funds may purchase over-the-counter ("OTC") puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that Robertson Stephens Investment Management believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds' profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

LEAPS AND BOUNDS

     The Value + Growth Fund may purchase certain long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Right Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount. BOUNDs provide a holder the opportunity to retain dividends on the underlying security while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Value + Growth Fund will not purchase these options with respect to more than 25% of the value of its net assets, and will limit the premiums paid for purchasing such options in accordance with the most restrictive applicable state securities laws.

     LEAPs are long-term call options that allow holders the opportunity to participate in the underlying securities' appreciation in excess of a specified strike price, without receiving payments equivalent to any cash dividends declared on the underlying securities. A LEAP holder will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP will expire worthless.

     BOUNDs are long-term options which are expected to have the same economic characteristics as covered call options, with the added benefits that BOUNDs can be traded in a single transaction and are not subject to early exercise.
Covered call writing is a strategy by which an investor sells a call option while simultaneously owning the number of shares of the stock underlying the call. BOUND holders are able to participate in a stock's price appreciation up to but not exceeding a specified strike price while receiving payments equivalent to any cash dividends declared on the underlying stock. At expiration, a BOUND holder will receive a specified number of shares of the underlying stock for each BOUND held if, on the last day of trading, the underlying stock closes at or below the strike price. However, if at expiration the underlying stock closes above the strike price, the BOUND holder will receive a payment equal to a multiple of the BOUND's strike price for each BOUND held. The terms of a BOUND are not adjusted because of cash distributions to the shareholders of the underlying security. BOUNDs are subject to the position limits for equity options imposed by the exchanges on which they are traded.

     The settlement mechanism for BOUNDs operates in conjunction with that of the corresponding LEAPs. For example, if at expiration the underlying stock closes at or below the strike price, the LEAP will expire worthless, and the holder of a corresponding BOUND will receive a specified number of shares of stock from the writer of the BOUND. If, on the other hand, the LEAP is "in the money" at expiration, the holder of the LEAP is entitled to receive a specified number of shares of the underlying stock from the LEAP writer upon payment of the strike price, and the holder of a BOUND on such stock is entitled to the cash equivalent of a multiple of the strike price from the writer of the BOUND. An investor holding both a LEAP and a corresponding BOUND, where the underlying stock closes above the strike price at expiration, would be entitled to receive a multiple of the strike price from the writer of the BOUND and, upon exercise of the LEAP, would be obligated to pay the same amount to receive shares of the underlying stock. LEAPs are American-style options (exercisable at any time prior to expiration), whereas BOUNDs are European-style options (exercisable only on the expiration date).

FUTURES CONTRACTS

     INDEX FUTURES CONTRACTS AND OPTIONS. A Fund may buy and sell futures contracts and related options for hedging purposes or to attempt to increase investment return. The Funds currently expect that they will only purchase and sell stock index futures contracts and related options. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.


     The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).


     A Fund may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.


     In order to hedge its investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

     Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

     A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.


     MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.


     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

     When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.


     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.


     HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund's securities which are the subject of a hedge. A Fund's Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.


     Successful use of futures contracts and options by a Fund for hedging purposes is also subject to its Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Fund's Adviser still may not result in a successful hedging transaction over a very short time period.


     OTHER RISKS. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

INDEXED SECURITIES

     Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

REPURCHASE AGREEMENTS


     A Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Robertson Stephens Investment Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

LEVERAGE

     Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Fund, which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest these Funds will have to pay, each Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.


REVERSE REPURCHASE AGREEMENTS


     In connection with its leveraging activities, a Fund may enter into reverse repurchase agreements, in which the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. A reverse repurchase agreement may be viewed as a borrowing by the Fund, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Fund's counterparty, the Fund would be unable to recover the security which is the subject of the agreement, the amount of cash or other property transferred by the counterparty to the Fund under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or the Fund may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.


SECURITIES LENDING


     A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other limit as the Trustees may establish) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.



     Before a Fund enters into a loan, its Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.


SHORT SALES

     Certain of the Funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale.

FOREIGN INVESTMENTS

     As noted in the Prospectus, the Funds may invest in foreign securities, securities denominated in or indexed to foreign currencies, and certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

     Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

     In addition, to the extent that a Fund's foreign investments are not United States dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

     DEVELOPING COUNTRIES. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries.

FOREIGN CURRENCY TRANSACTIONS

     A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging".

     When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     A Fund may purchase or sell a foreign currency on a spot (I.E., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.


     For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.


     When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.


     A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.


     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

     FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Fund's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.


     There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

PRECIOUS METALS


     The value of the Contrarian Fund's investments may be affected by changes in the price of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world's known gold reserves are located in South Africa, political and social conditions there may pose special risks to the Contrarian Fund's investments. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers. Many institutions have rescinded policies that preclude investments in companies doing business in South Africa. In July 1991, the United States lifted the prohibition on new U.S. investment in South Africa, including the purchase of newly-issued securities of South African companies.


     In addition to its investments in securities, the Contrarian Fund may invest a portion of its assets in precious metals, such as gold, silver, platinum, and palladium, and precious metal options and futures. The prices of precious metals are affected by broad economic and political conditions, but are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals and precious metal options and futures may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. The Contrarian Fund may purchase precious metals in any form, including bullion and coins, provided that RSIM, L.P. intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. The Contrarian Fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

     The Contrarian Fund is authorized to invest up to 5% of its total assets in precious metals. As a further limit on precious metals investment, under current federal income tax law, gains from selling precious metals (and certain other assets) may not exceed 10% of the Contrarian Fund's annual gross income. This tax requirement could cause the Contrarian Fund to hold or sell precious metals, securities, options or futures when it would not otherwise do so.

ZERO-COUPON DEBT SECURITIES AND PAY-IN-KIND SECURITIES

     Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

     Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

     A Fund also may purchase pay-in-kind securities. Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities.


                        THE FUNDS' INVESTMENT LIMITATIONS

     The Trust has adopted the following fundamental investment restrictions which (except to the extent they are designated as nonfundamental as to any Fund) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the affected Fund.

     THE CONTRARIAN FUND, THE DEVELOPING COUNTRIES FUND, THE EMERGING GROWTH FUND AND THE VALUE + GROWTH FUND.

     A Fund may not:


     1. purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, although it may invest in companies that engage in such businesses to the extent otherwise permitted by a Fund's investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere in the Prospectus and this Statement;


     2. purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;


     3. make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement (the short sale restriction is nonfundamental for the Value + Growth Fund);


     4. (a) for the Contrarian Fund and the Developing Countries Fund only: with respect to 50% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than

          5% of the total assets of the Fund would be invested in such issuer (the remaining 50% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable);

          (b) for the Emerging Growth Fund and Value + Growth Fund only: with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer (the remaining 25% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable);

     5. mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

     6. make loans of the Fund's assets, including loans of securities (although it may, subject to the other restrictions or policies stated herein, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan), except that the Contrarian Fund and Developing Countries Fund each may lend up to one-third of its total assets to other parties;

     7. borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of (a) one-third of the value of the Contrarian Fund's or Developing Countries Fund's total assets, or (b) 5% of the Emerging Growth Fund's or Value + Growth Fund's total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

     8. underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's Board of Trustees (the Board's current policy permits a Fund to invest in companies that directly or through subsidiaries execute portfolio transactions for a Fund or have entered into selling agreements with the Distributor to sell Fund shares, to the extent permitted by applicable law), and except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

     9. invest more than 25% of the value of the Fund's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

     10. issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;

     11. purchase the securities of any company for the purpose of exercising management or control (nonfundamental restriction for the Contrarian Fund, the Developing Countries Fund and the Value + Growth Fund);

     12. (a) purchase more than 10% of the outstanding voting securities of any one issuer (fundamental restriction for the Emerging Growth Fund and nonfundamental restriction for the Value + Growth Fund);

          (b) own, directly or indirectly, more than 25% of the voting securities of any one issuer or affiliated person of the issuer (nonfundamental restriction of the Contrarian Fund and the Developing Countries Fund);

     13. (a) purchase the securities of any registered investment company, except as part of a merger or similar reorganization transaction (Emerging Growth Fund only);

          (b) purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction (Value + Growth Fund only);

          (c) purchase the securities of other investment companies, except as permitted by the 1940 Act (and then only in the open market where no commission except the ordinary broker's commission is paid) or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction (nonfundamental for the Contrarian Fund);

          (d) purchase the securities of other investment companies, except as permitted by the 1940 Act and except as otherwise provided in the Prospectus (nonfundamental for the Developing Countries Fund);

     14. (a) invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with its predecessors, of at least three years of continuous operations (fundamental restriction for the Emerging Growth Fund and nonfundamental restriction for the Value + Growth Fund); and

          (b) invest more than 50% of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation or in restricted securities (nonfundamental restriction for the Contrarian Fund and the Developing Countries Fund);

     15. invest more than 10% of the value of its total assets in securities that are not readily marketable or that would require registration under the Securities Act of 1933, as amended, upon disposition (as a matter of operating policy, the Fund interprets this restriction as including venture capital investments such as venture capital partnerships whose securities are not registered under the Securities Act of 1933 and unregistered securities of companies which are not yet publicly held; furthermore, and as an additional matter of operating policy, the Board of Trustees has adopted a further restriction that no more than 5% of the Fund's total assets may be held in such restricted securities) (Emerging Growth Fund only).

     Additional investment restrictions, which may be changed by the Board of Trustees without shareholder approval, provide that no Fund may:

     1. except as required in connection with otherwise permissible options and futures activities, invest more than 5% of the value of the Fund's total assets in rights or warrants (other than those that have been acquired in units or attached to other securities), or invest more than 2% of its total assets in rights or warrants that are not listed on the New York or American Stock Exchanges;

     2. participate on a joint basis in any trading account in securities, although the Adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

     3. invest, in the aggregate, more than 15% (Contrarian Fund and Developing Countries Fund only) or 10% (Value + Growth Fund only) of its net assets in illiquid securities;

     4. (a) purchase or write put, call, straddle or spread options except as described in the Prospectus or Statement of Additional Information (Contrarian Fund, Developing Countries Fund and Value + Growth Fund only);

          (b) write, purchase, or sell puts, calls, straddles, spreads or combinations thereof (Emerging Growth Fund only);

     5. purchase or retain in the Fund's portfolio any security if any officer, trustee or shareholder of the issuer is at the same time an officer, trustee or employee of the Trust or of its Adviser and such person owns beneficially more than 1/2 of 1% of the securities and all such persons owning more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer;

     6. invest in real estate limited partnerships or invest more than 10% of the value of its total assets in real estate investment trusts (the Contrarian Fund and Value + Growth Fund only);

     7. buy or sell physical commodities, except that the Contrarian Fund may invest not more than 5% of its net assets in gold, silver, platinum, palladium or other precious metals;

     8. invest or engage in arbitrage transactions (Emerging Growth Fund and Value + Growth Fund only);

     9. invest more than 40% of its total assets in the securities of companies operating exclusively in one foreign country;

     10. purchase securities of other open-end investment companies (Value + Growth Fund only); and

     11. under normal market conditions, invest less than 65% of its total assets in:

          (a) equity securities (Contrarian Fund only).

          (b) emerging markets equity securities (Developing Countries Fund only).

          (c) equity securities of emerging growth companies (Emerging Growth Fund only).

          (d) companies listed on a nationally recognized securities exchange or traded on the National Association of Securities Dealers Automated Quotation System (Value + Growth Fund only).


     ALL OTHER FUNDS.


     As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, a Fund may not:

     1. issue any class of securities which is senior to the Fund's shares of beneficial interest, except that each of the Funds may borrow money to the extent contemplated by Restriction 3 below;

     2. purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

     3. borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

     4. act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;


     5. (as to 75% of the Global Low-Priced Stock Fund's, the Global Natural Resources Fund's, the Growth & Income Fund's, and the Information Age Fund's total assets and 50% of the Partners Fund's total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry, except that the Information Age Fund may invest without limit in any one or more information technology industries and the Global Natural Resources Fund may invest without limit in any one or more natural resources industries, as described in the Trust's Prospectus at the time;



     6. invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of RSIM, L.P. or RSIM, Inc., as the case may be, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;


     7. make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.


     In addition, it is contrary to the current policy of each of the Global Low-Priced Stock, Global Natural Resources, Growth & Income, Information Age, and Partners Funds, which policy may be changed without shareholder approval, to:


     1. invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Fund's net assets, provided that not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

     2. purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

     3. purchase securities restricted as to resale if, as a result, (i) more than 10% of the Fund's total assets would be invested in such securities, or (ii) more than 5% of the Fund's total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

     4. invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;


     5. invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;


     6.   invest in real estate limited partnerships;

     7. purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;


     8. purchase or sell real estate or interests in real estate, including real estate mortgage loans, although (i) it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts, and (ii) the Global Natural Resources Fund may invest in any issuers in the natural resources industries. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);


     9.   make investments for the purpose of exercising control or management;


     10. invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs, and the Global Natural Resources Fund may invest in any issuer in the natural resources industries;


     11.  acquire more than 10% of the voting securities of any issuer;


     12. invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A under the Securities Act of 1933);



     13. purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by a Fund in respect of any such transactions then outstanding would exceed 5% of its total assets.



     In addition, the Global Low-Priced Stock, Global Natural Resources and Information Age Funds will only sell short securities that are traded on a national securities exchange in the U.S. (including the National Association of Securities Dealers' Automated Quotation National Market System) or in the country where the principal trading market in the securities is located. (This limitation does not apply to short sales against the box).


     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a Prospectus, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Fund's investment objective without shareholder approval.


     The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

     Set forth below is certain information about the Trust's trustees and executive officers:


*G. RANDY HECHT, PRESIDENT, CHIEF EXECUTIVE OFFICER AND TRUSTEE
c/o Robertson, Stephens & Company LLC, 555 California Street, San Francisco, CA 94104
     Mr. Hecht, 44, has served as the Chief Operating Officer of Robertson, Stephens & Company, Inc. since January 1993, as Chief Financial Officer of Robertson, Stephens & Company LLC (and its predecessors) from June 1984 to January 1993 and as the head of the firm's Investment Management Group since 1988. He is a limited partner of Robertson, Stephens & Company LLC, and a member of the Management and Executive Committees of Robertson, Stephens & Company, Inc.. As of October 18, 1988 Mr. Hecht assumed the responsibilities of President and Chief Executive Officer of the Trust. From May 1987 through May 1995, he served as Chief Financial Officer of the Trust. Mr. Hecht has been a Director of Robertson Stephens Investment Management, Inc. ("RSIM, Inc.") and of Robertson, Stephens & Company, Inc., the sole general partner of Robertson, Stephens & Company Investment Management, L.P. (RSIM, L.P.), one of the Trust's Advisers, from June 1989 to January 1993, and since January 1993, respectively. Mr. Hecht served as the Trust's Secretary from May 1987 through January 1989, as RSIM, L.P.'s Secretary from 1993 to the present, and as RSIM, Inc.'s Secretary from May 1987 through June 1989. He has been a Trustee of the Trust since June 1987.



LEONARD B. AUERBACH, TRUSTEE
c/o Robertson, Stephens & Company LLC, 555 California Street, San Francisco, CA 94104
     Mr. Auerbach, 49, is the President and Chairman of the Board of Auerbach Associates, Inc., a management consulting firm which he founded in 1979. Mr. Auerbach is also the sole shareholder and director of a company that is a general partner of Tuttle & Company, which provides mortgage pipeline interest rate hedging services to a variety of institutional clients. Mr. Auerbach is the President of Tuttle & Auerbach Securities, Inc., an introducing broker trading futures on behalf of institutional hedging clients and individuals. He also is a Director of Roelof Mining, Inc. He was a professor of Business Administration at St. Mary's College, Moraga, California until June 1992. He is the co-founder, and served as the Chairman until March 1986, of Intraview Systems Corporation, a privately-held company whose assets were acquired by Worlds of Wonder, Inc. He has been a Trustee of the Trust since June 1987.



DANIEL R. COONEY, TRUSTEE
c/o Robertson, Stephens & Company LLC, 555 California Street, San Francisco, CA 94104
     Mr. Cooney, 71, is retired. He had a consulting agreement with Lord Abbett & Co., a mutual fund adviser, from January 1987 until December 1989. From September 1985 through December 1986 he was an Executive Vice President and Senior Adviser of the Lord Abbett Developing Growth Fund, a mutual fund. Mr. Cooney was the portfolio manager of the Lord Abbett Developing Growth Fund from its inception (October 1973) through September 1985, at which time the Lord Abbett Developing Growth Fund had assets of approximately $250 million. He has been a Trustee of the Trust since April 1989.



--------------------------------

*Denotes a Trustee who is an "interested person," as defined in the 1940 Act.

TERRY R. OTTON, CHIEF FINANCIAL OFFICER
c/o Robertson, Stephens & Company LLC, 555 California Street, San Francisco, CA 94104
     Mr. Otton, 41, has served as Treasurer, Chief Financial Officer, and Principal Accounting Officer of Robertson, Stephens & Company LLC (and its predecessors) since January 1993, and has been a Managing Director since January 1992. Prior to becoming Chief Financial Officer of Robertson, Stephens & Company LLC, he served as Controller from January 1988 to December 1992. Mr. Otton is a Certified Public Accountant, and prior to joining Robertson, Stephens & Company LLC in 1982, was employed by Arthur Anderson.



JAMES K. PETERSON, TRUSTEE
c/o Robertson, Stephens & Company LLC, 555 California Street, San Francisco, CA 94104
     Mr. Peterson, 54, has served as Director of the IBM Retirement Funds since April 1988. He was a Manager of the IBM Retirement Funds from March 1981 until April 1988. Mr. Peterson is a Trustee of Emerging Markets Growth Fund, Inc., a closed-end investment company, and of New World Investment Fund, an open-end investment company. He has been a Trustee of the Trust since June 1987.



*JOHN P. ROHAL, TRUSTEE
c/o Robertson, Stephens & Company LLC, 555 California Street, San Francisco, CA 94104
     Mr. Rohal, 48, has served as Managing Director and Director of Research for Robertson, Stephens & Company LLC (and its predecessors) since April 1993. From November 1987 to April 1993 he was Managing Director and co-head of the technology research group for Alex. Brown & Sons, an investment banking firm. He has been a Trustee of the Trust since July 1993.



ROBERT GOLDBAUM, SECRETARY
c/o Robertson, Stephens & Company LLC, 555 California Street, San Francisco, CA 94104
     Mr. Goldbaum, 25, has worked in investment management operations at Robertson, Stephens & Company LLC (and its predecessors) since April 1994. Prior to joining Robertson, Stephens & Company LLC, Mr. Goldbaum was Accounting Manager at NCM Management Ltd., a real estate investment/management firm. Mr. Goldbaum has served as Secretary of the Trust since November 1995.


     Pursuant to the terms of the Advisory Agreements with the Funds, Robertson Stephens Investment Management pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of Robertson Stephens Investment Management. The Trust pays each unaffiliated Trustee an annual fee of $30,000 and reimburses their actual out-of-pocket expenses relating to attendance at meetings of the Board of Trustees.

CONTROL PERSONS AND SHARE OWNERSHIP


     The Funds' shareholders of record who owned more than 5% of the respective Funds' shares on December 31, 1995 were as follows:




                                                            Percentage of Fund's
         Shareholder                    Shares Owned          Outstanding Shares
         -----------                    ------------          ------------------
CONTRARIAN FUND



Charles Schwab & Co., Inc.               11,724,766                  31.8%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122



National Financial Services Corp.         3,050,233                   8.2%
FBO The Exclusive Benefit of
 Our Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908


DEVELOPING COUNTRIES FUND


Charles Schwab & Co., Inc.                  725,915                  40.6%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122



National Financial Services Corp.           150,388                   8.4%
Attn:  Mutual Funds, 5th Floor
FBO The Exclusive Benefit of
 Our Customers
P.O. Box 3908
Church Street Station
New York, NY  10281-1003


EMERGING GROWTH FUND


Charles Schwab & Co., Inc.                1,544,711                  18.7%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122



GLOBAL LOW-PRICED STOCK


                                      B-23



Randy A. Baygood                              8,713                   5.5%
1700 W. Barry Avenue
Floor 3
Chicago, IL  60657-3031
Waho Fud                                     10,000                   6.3%
c/o Joseph Sullivan
1400 McDonald Investment Plaza
800 Superior Avenue E
Cleveland, OH  44114-2601



Ann S. McCaw                                 26,036                  16.5%
2711 Scott Street
San Francisco, CA  94123-4636



Charles Schwab & Co., Inc.                   55,021                  34.9%
Reinvest Account
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94101-4122



GLOBAL NATURAL RESOURCES



Fred Carillo                                  5,000                   6.3%
1029 Millcreek Manor
Atlanta, GA  30319-1983



JEMEST                                       10,000                  12.7%
c/o Jeffrey Steinberg
67 Burton Avenue
Woodmere, NY  11598-1749



Ann S. McCaw                                 10,725                  13.7%
2711 Scott Street
San Francisco, CA  94123-4636



Charles Schwab & Co., Inc.                   23,302                  29.7%
Reinvest Account
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94101-4122


GROWTH & INCOME


Charles Schwab & Co., Inc.                5,012,021                  41.2%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122



National Financial Services Corp.         1,305,412                  10.7%
FBO The Exclusive Benefit of

                                      B-24


  Our Customers
#4402087521
P.O. Box 3908
Church Street Station
New York, NY  10008-3908



FTC & Co.                                 1,067,505                   8.7%
Attn: Datalynx #095
P.O. Box 5508
Denver, CO  80217-5508



INFORMATION AGE



National Financial Services Corp.           533,760                  15.2%
FBO the exclusive benefit of our customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908



Charles Schwab & Co., Inc.                  976,796                  27.8%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122


PARTNERS FUND


Charles Schwab & Co., Inc.                  315,515                  43.8%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122



FTC & Co.                                   124,867                  17.3%
Attn: Datalynx #003
P.O. Box 173736
Denver, CO  80217-3736


VALUE + GROWTH FUND


Charles Schwab & Co., Inc.               21,190,819                  42.1%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122



National Financial Services Corp.         7,546,586                  15.0%
Attn:  Mutual Funds, 5th Floor
FBO The Exclusive Benefit of
 Our Customers
#44002087521
200 Liberty Street, 5th Floor

                                      B-25


New York, NY  10281-1003


     To the Funds' knowledge, there were no shareholders who owned beneficially 5% or more of a Fund's shares on December 31, 1995.



     On December 31, 1995, the officers and trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.


     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


ROBERTSON STEPHENS INVESTMENT MANAGEMENT


     Pursuant to Investment Advisory Agreements (the "Advisory Agreements"), Robertson Stephens Investment Management determines the composition of the Funds' portfolios, the nature and timing of the changes to the Funds' portfolios, and the manner of implementing such changes. Robertson Stephens Investment Management also (a) provides the Funds with investment advice, research, and related services for the investment of their assets, subject to such directions as it may receive from the Board of Trustees; (b) pays all of the Trust's executive officers' salaries and executive expenses (if any); (c) pays all expenses incurred in performing its investment advisory duties under the Advisory Agreements; and (d) furnishes the Funds with office space and (except in the case of the Global Low-Price Stock Fund, the Global Natural Resources Fund, the Growth & Income Fund, and the Information Age Fund) certain administrative services. The services of Robertson Stephens Investment Management to the Funds are not deemed to be exclusive, and Robertson Stephens Investment Management or any affiliate may provide similar services to other series of the Trust, other investment companies, and other clients, and may engage in other activities. The Funds may reimburse Robertson Stephens Investment Management (on a cost recovery basis only) for any services performed for a Fund by it outside its duties under the Advisory Agreement.



     RSIM, L.P. is a California limited partnership whose sole general partner is Robertson, Stephens & Company, Inc. and whose sole limited partner is Robertson, Stephens & Company LLC ("RS&Co."). RSIM, Inc. is a wholly-owned subsidiary of RS&Co. Although the operations and management of RS&Co. are independent from those of Robertson Stephens Investment Management, it is expected that Robertson Stephens Investment Management will, in its discretion and consistent with applicable regulations, draw upon the resources of RS&Co.



     Investment decisions for the Funds and for the other investment advisory clients of Robertson Stephens Investment Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Robertson Stephens Investment Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. Robertson Stephens Investment Management employs professional staffs of portfolio managers who draw upon a variety of resources, including RS&Co., for research information for the Funds.



     MANAGEMENT FEES. The Funds pay Robertson Stephens Investment Management management fees as compensation for the services provided by under the Advisory Agreements. The amount of these management fees is calculated daily and payable monthly at the following annual rates based on the average daily net assets of each Fund:

          Contrarian Fund                              1.50%
          Developing Countries Fund                    1.25%
          Emerging Growth Fund                         1.00%
          Global Low-Priced Stock Fund                 1.00%
          Global Natural Resources Fund                1.00%
          Growth & Income Fund                         1.00%
          Information Age Fund                         1.00%
Partners Fund                                1.25%
          Value + Growth Fund                          1.00%


     These management fees are higher than those paid by most other investment companies. Robertson Stephens Investment Management also may at its discretion from time to time pay for Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required.


     For the fiscal period June 3, 1993 (commencement of operations) through March 31, 1994, management fees for the Contrarian Fund were $1,476,494. For the fiscal year ended March 31, 1995, management fees for the Contrarian Fund were $8,053,129. Reimbursement of such fees was $785,897. Management fees for the Developing Countries Fund for the fiscal year ended March 31, 1995 were $174,084, and expected reimbursement of management fees was $44,177. The management fees for the Emerging Growth Fund for the fiscal years ended March 31, 1993, March 31, 1994 and March 31, 1995 were $648,066, $1,804,284 and
$1,736,763, respectively. For the fiscal period ended March 31, 1993, the management fees for the Value + Growth Fund were $101,957, and RSIM, L.P. waived all of its management fees in connection with its agreement to limit the Value + Growth Fund's annual operating expenses. For the fiscal years ended March 31, 1994 and March 31, 1995, the management fees for the Value + Growth Fund were $288,116 and $1,260,821, respectively, and for the year ended March 31, 1994, reimbursement of management fees by RSIM, L.P. was approximately $191,672. (Prior to January 1, 1996, the Value + Growth Fund paid management fees to RSIM, L.P. at an annual rate of 1.25% of the Fund's average daily net assets.)



     The Advisory Agreements for the Global Low-Price Stock Fund, the Global Natural Resources Fund, the Growth & Income Fund, the Information Age Fund, the Partners Fund, and the Value + Growth Fund permit Robertson Stephens Investment Management to seek reimbursement of any reductions made to its management fee within the two-year period following such reduction, subject to the ability of the Fund in question to effect such reimbursement and remain in compliance with applicable expense limitations. At March 31, 1995, RSIM, L.P. had waived management fees in respect of the Value + Growth Fund in the amount of $172,210, which was still subject to reimbursement by the Fund.



     ADMINISTRATIVE FEES. The Global Low-Priced Stock Fund, Global Natural Resources Fund, Growth & Income Fund, and Information Age Fund have entered into Administrative Services Agreements with RSIM, L.P., pursuant to which RSIM, L.P. continuously provides business management services to the Funds and generally manages all of the business and affairs of the Funds, subject to the general oversight of the Trustees. The Funds pay RSIM, L.P. a fee, calculated daily and payable monthly, at the annual rate of 0.25% of their respective average daily net assets.

     The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.


     Each of the Advisory Agreements is subject to annual approval (in the case of the Global Low-Priced Stock Fund, the Global Natural Resources Fund, the Growth & Income Fund, the Information Age Fund and the Partners Fund, commencing in 1997) by (i) the vote of the Trustees vote or of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected Fund, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, RSIM, L.P., or RSIM, Inc. Each is terminable by Robertson Stephens Investment Management or the Trust, without penalty, on 60 days written notice to the other and will terminate automatically in the event of its assignment.



     Each of the Administrative Services Agreements is subject to annual approval (commencing in 1997) by (i) the Board of Trustees, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The Administrative Services Agreements may be terminated without penalty, by the Trust or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected Fund, on 30 days notice to RSIM, L.P.


EXPENSES


     Each Fund will pay all expenses related to its operation which are not borne by Robertson Stephens Investment Management or the distributor, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid to RS&Co. under a Fund's 12b-1 Plan, fees paid to members of the Board of Trustees who are not officers, directors, stockholders or employees of Robertson Stephens Investment Management or RS&Co., SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.



     Total operating expenses of a Fund are subject to applicable limitations under rules and regulations of the states in which that Fund is authorized to sell its shares; therefore, operating expenses are effectively subject to the most restrictive of such expense limitations as the same may be amended from time to time. The most stringent state expense limitation applicable to the Funds currently requires that Robertson Stephens Investment Management reimburse certain expenses of a Fund, including the management fees paid to Robertson Stephens Investment Management under its Advisory Agreement (excluding Rule 12b-l fees, interest, taxes, brokerage fees and commissions, and certain extraordinary charges), in any fiscal year in which such expenses exceed, in the case of the Contrarian Fund, 2.5% of the Fund's average daily net assets and, in the case of each of the other Funds, 2.5% of a Fund's average daily net assets up to $30 million, 2.0% of average daily net assets between $30 million and $100 million, and 1.5% of such net assets over $100 million. The Funds do not include any dividend expense on short sales among a Fund's expenses for this purpose.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Robertson Stephens Investment Management receives brokerage and research services and other similar services from many broker-dealers with which Robertson Stephens Investment Management places a Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Robertson Stephens Investment Management's managers and analysts. Where the services referred to above are not used exclusively by Robertson Stephens Investment Management for research purposes, Robertson Stephens Investment Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to Robertson Stephens Investment Management and its affiliates in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because the Fund's Adviser or its affiliates receive these services even though Robertson Stephens Investment Management might otherwise be required to purchase some of these services for cash.

     Robertson Stephens Investment Management places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. Robertson Stephens Investment Management seeks the best overall terms available for the Fund, except to the extent Robertson Stephens Investment Management may be permitted to pay higher brokerage commissions as described below. In doing so, Robertson Stephens Investment Management, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     As permitted by Section 28(e) of the 1934 Act, and by the Advisory Agreements, Robertson Stephens Investment Management may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Robertson Stephens Investment Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Robertson Stephens Investment Management's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Neither RSIM, L.P. nor RSIM, Inc. currently intends to cause the Funds to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, RSIM, L.P. and RSIM, Inc. will use their best efforts to obtain the best overall terms available with respect to such transactions.

     The following tables provide information regarding brokerage commissions paid by the Funds for the periods indicated.



CONTRARIAN FUND                            FY ENDED 3/31/95         PERIOD 6/3/93 - 3/31/94
---------------                            ----------------         -----------------------
 Percentage of total transactions                 69%                           83%
 involving brokerage commissions

 Dollar amount of commissions                     $1,959,452                    $1,140,692

 Percentage (dollar amount) paid to               14.8%  ($289,074)             18%  ($210,807)
 RS&Co.

 Percentage of brokerage transactions             14%                           26%
 effected through RS&Co.

 Percentage of transactions effected              31%                           17%
 without brokerage
 commissions



DEVELOPING COUNTRIES FUND                  PERIOD 5/2/94 - 3/31/95
-------------------------                  -----------------------
 Percentage of total transactions                 76%
 involving brokerage commissions

 Dollar amount of commissions                     $170,919

 Percentage (dollar amount) paid to               .73%  ($1,250)
 RS&Co.

 Percentage of brokerage transactions             2%
 effected through RS&Co.

 Percentage of transactions effected              24%
 without brokerage commissions




EMERGING GROWTH FUND                           FY ENDED 3/31/95    FY ENDED 3/31/94    PERIOD 1/1/94 - 3/31/94
--------------------                           ----------------    ----------------    -----------------------
 Percentage of total transactions                 21%                 37%                 10%
 involving brokerage commissions

 Dollar amount of commissions                     $559,915            $1,007,880          $105,582

 Percentage (dollar amount) paid to               29.2% ($163,607)    21% ($216,575)      8% ($8,442)
 RS&Co.

 Percentage of brokerage transactions             24%                 16%                 5%
 effected through RS&Co.

 Percentage of transactions effected
 without brokerage commissions                    79%                 63%                 92%




VALUE + GROWTH FUND                            FY ENDED 3/31/95    FY ENDED 3/31/94    PERIOD 4/21/92-3/31/93
-------------------                            ----------------    ----------------    ----------------------
 Percentage of total transactions                 49%                 69%                 50%
 involving brokerage commissions

 Dollar amount of commissions                     $665,354            $295,284            $105,025

 Percentage (dollar amount) paid to               12.4% ($82,270)     35% ($102,015)      40% ($41,493)
 RS&Co.

 Percentage of brokerage transactions             13%                 39%                 38%
 effected through RS&Co.

 Percentage of transactions effected              51%                 31%                 50%
 without brokerage commissions


                             THE FUNDS' DISTRIBUTOR


     Each of the Funds has adopted a Distribution Plan under Rule 12b-l of the 1940 Act (each a "Plan"). Pursuant to the Plans, each Fund may pay RS&Co. (also referred to as the "Distributor") distribution fees at an annual rate of 0.25% of their respective average daily net assets, except the Contrarian Fund, which may pay a distribution fee at annual rate of 0.75%, for services the Distributor renders and costs and expenses it incurs in connection with the continuous offering of these Funds' shares. These expenses may include, but are not limited to, the costs of preparing and mailing all required reports and notices to shareholders, prospectuses and proxy materials; all fees and expenses relating to the qualification of these Funds and/or their shares under the securities laws of any jurisdiction, and under the Securities Act of 1933 and the 1940 Act; all costs related to the mailing of confirmations of shares sold or redeemed, reports of share balances, and responding to telephone or mail inquiries of investors or prospective investors; and payments to dealers, financial institutions, advisers, or other firms. The Plans also permit the Distributor to receive compensation based on a prorated portion of its overhead expenses attributable to the distribution of these Funds' shares, which include leases, communications, salaries, training, supplies, photocopying, and any other category of the Distributor's expenses attributable to the distribution of these Funds' shares.



     For the three-month period ended March 31, 1993, and the twelve-month periods ended March 31, 1994 and March 31, 1995, the Emerging Growth Fund incurred distribution fees of $162,016, $451,071 and $434,190, respectively.
For the period June 3, 1993 through March 31, 1994 and the twelve-month period ended March 31, 1995, the Contrarian Fund incurred distribution fees of $738,247 and $4,026,498, respectively. For the period from May 2, 1994 through March 31, 1995, the Developing Countries Fund incurred distribution fees of $69,633. The Value + Growth Fund's Plan became effective on January 1, 1996.



                        HOW NET ASSET VALUE IS DETERMINED


     A Fund determines net asset value per share once daily, as of 4:30 p.m. New York time on each day the New York Stock Exchange (the "Exchange") is open. The Exchange is closed Saturdays, Sundays, New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.



     Securities for which market quotations are readily available are valued at prices which, in the opinion of the Trustees or a Fund's Adviser, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.


     Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Fund are restricted as to resale, the Fund's Adviser determines their fair values. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.


                                      TAXES

     Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").


     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund would not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. As long as each Fund maintains its status as a regulated investment company and distributes all of its income, it will not, under present law, be subject to any excise or income taxes in Massachusetts or to franchise or income taxes in California.



     In order to qualify as a "regulated investment company," a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months;
(c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Fund must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.


     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

     A Fund's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be limited by tax considerations, in particular, the requirement that less than 30% of the Fund's gross income be derived from the sale or disposition of assets held for less than three months. A Fund's transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

     Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

     Each Fund is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Fund shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom a Fund is notified that the shareholder has under reported income in the past, or who fails to certify to a Fund that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty). Statements as to the tax status of distributions will be mailed annually.


                          HOW PERFORMANCE IS DETERMINED

STANDARDIZED PERFORMANCE INFORMATION

     Average annual total return for one-, five-, and ten-year periods (or for such shorter periods as a Fund has been in operation) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates.


     The Funds impose no sales load on initial purchases or on reinvested dividends. Accordingly, no sales charges are deducted for purposes of this calculation.

The calculation of total return assumes that all dividends, if any, and distributions paid by a Fund would be reinvested at the net asset value on the day of payment.


     At times, a Fund's Adviser may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. The per share amount of any such fee reduction or assumption of expenses during a Fund's past ten fiscal years (or for the life of the Fund, if shorter) is reflected in the Prospectus. Any such fee reduction or assumption of expenses would increase the Fund's total return during the period of the fee reduction or assumption of expenses.

     Total return may be presented for other periods or without giving effect to any contingent deferred sales charge. Any quotation of total return or yield not reflecting the contingent deferred sales charge would be reduced if the sales charges were reflected.

     All data are based on past performance and do not predict future results.

PERFORMANCE INFORMATION


     The total returns of each of the Funds for the periods indicated through September 30, 1995 are set forth below. No information is presented as to the Global Low-Priced Stock Fund, the Global Natural Resources Fund, or the Information Age Fund because none of those Funds had commenced operations as of September 30, 1995. Total returns for periods when an expense limitation was in effect are higher than they would be if no expense limitation had been in effect. Total return for periods of one year or less reflect the actual return of a Fund during the period; total return for periods longer than one year reflect the average annual total return of a Fund during the period.



     CONTRARIAN FUND

     Year ended September 30, 1995                                    20.22%
     From inception (6/30/93) through September 30, 1995              13.57%

     DEVELOPING COUNTRIES FUND

     Year ended September 30, 1995                                    (7.78)%
     From inception (5/2/94) through September 30, 1995               (5.63)%

     EMERGING GROWTH FUND

     Year ended September 30, 1995                                    19.91%
     Three years ended September 30, 1995                             19.29%
     Five years ended September 30, 1995                              20.57%
     From inception (11/30/87) through September 30, 1995             22.53%

     GROWTH & INCOME FUND

     From inception (7/12/95) September 30, 1995                       7.60%

     PARTNERS FUND

     From inception (7/12/95) September 30, 1995                       1.90%

VALUE + GROWTH

     Year ended September 30, 1995                                    76.97%
     Three years ended September 30, 1995                             39.70%
     From inception (5/12/92) through September 30, 1995              34.87%


NON-STANDARDIZED TOTAL RETURN INFORMATION

     From time to time, a Fund may present non-standardized total return information, in addition to standardized performance information, which may include such results as the growth of a hypothetical $10,000 investment in a Fund, and cumulative total return. The results of a $10,000 investment in a Fund and cumulative total return measure the absolute change in net asset value resulting from all Fund operations including reinvestment of a distribution paid by a Fund for the period specified.

     The aggregate total return is calculated in a similar manner to average annual total return, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

INDICES AND PUBLICATIONS


     A Fund may compare its performance with that of appropriate indices such as the Standard & Poor's Composite Index of 500 stocks ("S&P 500"), Standard & Poor's MidCap 400 Index ("S&P 400"), the NASDAQ Industrial Index, and the NASDAQ Composite Index, Russell 2000 Index or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities. The S&P 500, the S&P 400, the NASDAQ Industrial Index, the NASDAQ Composite Index and the Russell 2000 Index are unmanaged groups of common stocks traded principally on national securities exchanges and the over the counter market, respectively. A Fund also may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by rating services and publications, such as Lipper Analytical Services, Inc., Morningstar Mutual Funds, Forbes, Money and Business Week.


     In addition, one or more portfolio managers or other employees of Robertson Stephens Investment Management may be interviewed by print media, such as THE WALL STREET JOURNAL or BUSINESS WEEK, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Fund.

RELATIVE VOLATILITY - BETA

     From time to time a Fund may present a statistical measure of the volatility of a Fund's performance relative to the volatility of the performance of the S&P 500. A Fund calls this comparative measure its "beta." Beta is approximate, because it is statistical, and is not necessarily indicative of future fund performance volatility. Thus, if a Fund's portfolio volatility perfectly represents that of the S&P 500, a Fund's beta would be 1.0. If a Fund's beta is greater than 1.0, a Fund's portfolio would tend to represent a greater market risk than the S&P 500 because a Fund's portfolio would tend to be more sensitive to movements in the securities markets. For example, if a Fund's beta is 1.1, a Fund's performance would tend to vary approximately 10% more than would the performance of the S&P 500. If a Fund's beta is 0.9, a Fund's performance would tend to vary 10% less than the performance of the S&P 500.
The correlation is not usually exact because, depending upon the diversification of a Fund's portfolio, a beta of less than 1.0 may indicate only that the portfolio is less sensitive to market movements, not that the Fund's portfolio has low overall risk.

     The beta included with any presentation of the Fund's performance data will be calculated according to the following formula:

             n                     _   _
            SUM (R(FT)R(MT) - nR(F)(R(M)))
     Beta = -----------------------------
             n                 _
            SUM (R(2)(MT) - nR(2)(M))

     Where:  n      =    number of months measured

          R(FT)     =    rate of return on the Fund in month T

          R(MT)     =    rate of return on the market index, I.E., the S&P 500,
                         in month T
          _
          R(F)      =    arithmetic average monthly rate of return of the Fund
          _
          R(M)      =    arithmetic average monthly rate of return on the market
                         index, I.E., the S&P 500


     The Value + Growth Fund's beta from the date upon which its prospectus became effective (May 12, 1992) through December 31, 1993 was 0.63. The Value + Growth Fund's beta for the twelve-month periods ended December 31, 1993 and March 31, 1994 were 0.63 and 0.68, respectively, and for the period from April 1, 1994 through March 31, 1995 was 1.34.



                             ADDITIONAL INFORMATION
GENERAL

     Robertson Stephens Investment Trust (the "Trust") is a diversified, open-end series investment company, which was organized on May 11, 1987 as a Massachusetts business trust.

TRANSFER AGENT AND CUSTODIAN


     State Street Bank and Trust Company, c/o National Financial Data Services, at P.O. Box 419717, Kansas City, MO 64141, serves as the Funds' Transfer Agent. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Funds' Custodian. As Transfer Agent, State Street Bank and Trust Company maintains records of shareholder accounts, processes purchases and redemptions of shares, acts as dividend and distribution disbursing agent and performs other related shareholder functions. As Custodian, it and subcustodians designated by the Board of Trustees hold the securities in the Funds' portfolio and other assets for safekeeping. The Transfer Agent and Custodian do not and will not participate in making investment decisions for the Funds.


AUDITORS


     Price Waterhouse LLP, 555 California Street, San Francisco, California 94104, are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Financial Highlights included in the Prospectus of Robertson Stephens Investment Trust and the Fund's prospectuses and the financial statements incorporated by reference into the Trust's prospectuses and included in this Statement have been so included and incorporated in reliance upon the report of Price Waterhouse LLP, the independent accountants, given on the authority of said firm as experts in auditing and accounting.

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of that Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

OTHER INFORMATION


     The Prospectus and this Statement, together, do not contain all of the information set forth in the Registration Statement of Robertson Stephens Investment Trust, as amended, filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody"s') and Fitch Investor Services, Inc. ("Fitch").

S&P'S RATINGS

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

CCC: Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC: Bonds rated CC are typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC bond rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- bond rating.

The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment.
 Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree.
 Such issues are often in default or have other marked short-comings.

C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH RATINGS

AAA: Bonds and notes rated AAA are regarded as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds and notes rated AA are regarded as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities, and more subject to possible change over the term of the issue.

A: Bonds and notes rated A are regarded as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

BBB: Bonds and notes rated BBB are regarded as being of satisfactory quality.
 The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds and notes with higher ratings.

BB: Bonds and notes rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds and notes rated B are considered highly speculative. While bonds and notes in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds and notes rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds and notes rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds and notes rated C are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds and notes rated DDD, DD and D are in default on interest and/or principal payments. Such bonds and notes are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds and notes, and "D" represents the lowest potential for recovery.

Note: Fitch ratings (other than the AAA, DDD, DD or D categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. These are refinements more closely reflecting strengths and weaknesses, and are not to be used as trend indicators.

                              FINANCIAL STATEMENTS

     Attached are financial statements of Robertson Stephens Investment Trust for the specified periods.

                                          MARCH 31, 1995 ANNUAL REPORT

SCHEDULE OF NET ASSETS

MARCH 31, 1995

COMMON STOCKS

                                              SHARES         VALUE
ALUMINUM - 3.5%
MAXXAM, Inc.                                    486,500  $ 14,047,687
                                                         ------------
                                                           14,047,687
CONSTRUCTION/INFRASTRUCTURE - 1.9%
American Buildings Company                      430,000     7,390,625
                                                         ------------
                                                            7,390,625
COPPER MINING - 3.3%
Adrian Resources Ltd.                         1,764,003     4,791,087
Chase Resources Corporation                     212,900       448,899
Freeport McMoRan Copper and Gold, Inc.(1)       364,900     7,982,187
                                                         ------------
                                                           13,222,173
ENERGY - 8.7%
Anadarko Petroleum(1)                           100,000     4,375,000
Anzoil N.L.                                  39,742,000     2,330,391
Conwest Exploration Co., Ltd.                   350,000     6,128,940
Louisiana Land & Exploration(1)                 168,500     6,297,688
McMoRan Oil & Gas Company                     1,375,420     3,610,477
Nescor Energy - Restricted(2)                   375,000       843,750
Oryx Energy Company                             486,200     6,138,275
Tide West Oil Company                           505,000     4,986,875
                                                         ------------
                                                           34,711,396
FINANCIAL SERVICES - 3.7%
Dundee Bancorp, Inc., Class A                 2,044,200    14,793,456
                                                         ------------
                                                           14,793,456
GAMING/ENTERTAINMENT - 0.8%
Hollywood Park, Inc.(1)                         260,000     3,315,000
                                                         ------------
                                                            3,315,000
GOLD MINING - 21.0%
Ashanti Goldfields - GDS(4)                     600,000    14,610,000
Cambior, Inc.(1)                              1,212,900    13,978,995
Carson Gold Corporation                         978,500     1,223,912
Carson Gold Corporation - Warrants(3)           125,000             0
Carson Gold Corporation - Warrants(3)         1,150,000             0


                                              SHARES         VALUE
GOLD MINING (CONTINUED)
Central Fund of Canada, Class A(1)              487,300     2,375,587
Delta Gold Mining Corporation                 1,142,600  $  1,020,834
El Callao Mining Corporation                    450,000       305,553
Golden Shamrock Mines, Ltd.                   6,477,000     4,225,264
Golden Star Resources, Ltd.(1)                1,677,500    13,338,709
Golden Star Resources, Ltd. - Warrants(3)       150,000             0
Guyanor Resources, S.A.                         335,500       647,452
Indochina Goldfields - Restricted(2)          1,100,000     3,300,000
MK Gold Company                                 520,000     2,145,000
Newmont Mining Corporation(1)                   325,000    13,893,767
Queenstake Resources, Ltd.                    2,039,300     1,661,640
Queenstake Resources, Ltd. - Warrants(3)        500,000             0
Rayrock Yellowknife Resources, Inc.             575,000     5,805,071
Tombstone Explorations Co., Ltd.                244,500       126,697
Vengold, Inc.                                 2,184,400     4,996,125
                                                         ------------
                                                           83,654,606
INTERNATIONAL CONGLOMERATE - 2.1%
Lonrho PLC(1)                                 3,390,000     8,293,744
                                                         ------------
                                                            8,293,744
NICKEL MINING - 12%
Diamond Fields Resources, Inc.                2,874,400    47,509,469
                                                         ------------
                                                           47,509,469
REAL ESTATE - 5.4%
Atlantic Gulf Communities                       532,000     4,788,000
Avatar Holdings                                 307,600    11,227,400
Catellus Development                            889,100     5,112,325
FM Properties                                   174,500       458,063
                                                         ------------
                                                           21,585,788
SPECIALTY CHEMICALS - 1.8%
Intertape Polymer Group(1)                      200,000     4,100,000
NL Industries, Inc.                             240,000     3,120,000
                                                         ------------
                                                            7,220,000

  The accompanying notes are an integral part of these financial statements.

THE ROBERTSON STEPHENS CONTRARIAN FUND

                                              SHARES         VALUE
TRANSPORTATION SERVICES - 1.8%
Harper Group(1)                                 400,000  $  7,000,000
                                                         ------------
                                                            7,000,000
TOTAL COMMON STOCKS - 66.0%
 (Cost: $260,200,767)                                     262,743,944

PREFERRED STOCK
Kaiser Aluminum, 8.255% PRIDES,
 12/31/97 Series                                175,000     1,837,500
United Services Advisors, Pfd.                  279,860       944,528
Catellus Development, 3.625%, Conv. Pfd.,
 12/31/99, Series B                              30,000     1,110,000
                                                         ------------
TOTAL PREFERRED STOCKS - 1.0%
 (Cost: $4,707,579)                                         3,892,028

                                              CONTRACTS
PUT OPTIONS
S&P 500 Index Put Options
Jun. 1995  440                                    2,100       315,000
Jun. 1995  450                                    1,642       246,300
Jun. 1995  460                                    1,142       285,500
Jun. 1995  470                                      785       235,500
Jun. 1995  475                                    1,617       565,950
Jun. 1995  500                                      801       700,875
Sep. 1995  440                                    1,050       242,812
Sep. 1995  450                                      821       307,875
Sep. 1995  460                                      643       309,444
Sep. 1995  470                                      500       293,750
Sep. 1995  475                                    1,050       721,875
Dec. 1995  450                                      615       353,625
Dec. 1995  460                                      500       350,000
Dec. 1995  475                                      902       834,350
Dec. 1995  500                                    1,301     2,016,550

Cult 3 Technology Put Basket
Jun. 1995  100                                       20        33,256

Cult 5 Technology Put Basket
Jan. 1996  100                                       10       617,187
                                                         ------------
TOTAL PUT OPTIONS - 2.1%
 (Cost: $23,881,784)                                        8,429,849

TOTAL INVESTMENTS - 69.1%
 (Cost: $288,790,130)                                     275,065,821


CASH AND CASH EQUIVALENTS
Cash                                                     $        725
Repurchase Agreement
 State Street Bank and Trust Company, 5.5%,
 dated 3/31/95, due 4/03/95, maturity value
 $4,291,966 (collateralized by $4,486,000
 par value U.S. Treasury Notes,4.375%, due
 8/15/96)                                                   4,290,000
                                                         ------------
TOTAL CASH AND CASH EQUIVALENTS - 1.1%                      4,290,725

DEPOSITS WITH BROKERS & CUSTODIAN BANK FOR
 SECURITIES SOLD SHORT
U.S. Treasury Bills, 5.41%, due
 4/6/95                                                    80,449,506
Repurchase Agreement (Segregated)
 State Street Bank and Trust Company, 5.5%,
 dated 3/31/95, due 4/03/95, maturity value
 $29,223,387 (collateralized by $30,564,000
 par value U.S. Treasury Notes, 4.375%, due
 8/15/96)                                                  29,210,000
                                                         ------------
TOTAL DEPOSITS WITH BROKERS & CUSTODIAN
 BANK FOR SECURITIES SOLD SHORT - 27.6%                   109,659,506

RECEIVABLE FROM BROKERS FOR SECURITIES SOLD
 SHORT - 25%                                               99,432,159

SECURITIES SOLD SHORT - (23.0)%
 (Proceeds: $101,849,669)                                 (91,587,800)

OTHER ASSETS, NET(6) - 0.2%                                   785,614
                                                         ------------
TOTAL NET ASSETS - 100%                                  $397,646,025
                                                         ------------
                                                         ------------

(1) Income-producing security.
(2) See 4f in Notes to Financial Statements.
(3) See 4g in Notes to Financial Statements.
(4) GDS - Global Depository Shares.
(5) ADR - American Depository Receipt.
(6) See 4e in Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

                                                  MARCH 31, 1995 ANNUAL REPORT

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 1995

COMMON STOCK

                                               SHARES       VALUE
BEVERAGE - (0.2)%
Cott Corporation                                108,000   $   918,000
                                                          -----------
                                                              918,000
CASINO/ENTERTAINMENT - (1.0)%
Autotote Corporation, Class A                   164,500       904,750
Grand Casinos, Inc.                             140,900     3,223,087
                                                          -----------
                                                            4,127,837
CONSUMER & SPECIALTY RETAIL - (4.6)%
Bed Bath & Beyond, Inc.                         115,000     2,846,250
Bell Sports Corporation                          75,000     1,050,000
Best Buy Company, Inc.                          100,000     2,162,500
Callaway Golf Company                           262,000     3,668,000
First Alert, Inc.                                96,000       996,000
Franklin Quest Company                           15,500       488,250
Hollywood Entertainment Corporation              80,000     2,800,000
MicroWarehouse, Inc.                            118,000     3,658,000
Sports & Recreation, Inc.                        27,000       310,500
                                                          -----------
                                                           17,979,500
CONSUMER TECHNOLOGY - (3.0)%
Acclaim Entertainment, Inc.                     207,000     3,596,625
Danka Business Systems - ADR(5)                  86,000     2,257,500
Electronic Arts, Inc.                           180,000     4,072,500
Sensormatic Electronics Corporation              74,000     2,072,000
                                                          -----------
                                                           11,998,625
FINANCE/INTEREST SENSITIVE - (1.8)%
Equitable Companies, Inc.                       180,000     3,960,000
First USA, Inc.                                  76,000     3,192,000
                                                          -----------
                                                            7,152,000
HEALTH CARE/MEDICAL TECHNOLOGY - (3.0)%
Heart Technology, Inc.                          220,500     4,134,375
Oxford Health Plans, Inc.                        60,000     3,360,000
Pyxis Corporation                               116,000     2,407,000
U.S. Surgical Corporation                        90,000     2,047,500
                                                          -----------
                                                           11,948,875

                                              SHARES        VALUE
SECURITIES DEALERS/MUTUAL FUNDS - (2.3)%
Charles Schwab Corporation                      178,500   $ 5,689,687
Franklin Resources, Inc.                         90,000     3,498,750
                                                          -----------
                                                            9,188,437
MEDICAL SUPPLIES - (0.9)%
Biomet, Inc.                                     44,000       742,500
MediSense, Inc.                                  87,400     1,726,150
Safeskin Corporation                             74,000       915,750
                                                          -----------
                                                            3,384,400
RESTAURANTS - (2.9)%
Au Bon Pain Co., Class A                        120,000     1,635,000
IHOP Corporation                                100,000     2,943,750
Outback Steakhouse                               95,000     2,410,625
Papa John's International, Inc.                  41,000     1,470,875
Starbucks Corporation                           132,000     3,168,000
                                                          -----------
                                                           11,628,250
TECHNOLOGY/NETWORK SYSTEMS - (1.7)%
American Power Conversion Corporation           200,000     3,275,000
U.S. Robotics, Inc.                              55,500     3,468,750
                                                          -----------
                                                            6,743,750
TELECOMMUNICATIONS - (1.6)%
Cidco, Inc.                                     118,400     3,566,800
Colonial Data Technologies Corporation          120,200     1,697,826
Nextel Communications, Inc.-Class A              92,000     1,253,500
                                                          -----------
                                                            6,518,126
TOTAL SECURITIES SOLD SHORT - (23.0)%
 (Proceeds: $101,849,669)                                 $91,587,800
                                                          -----------
                                                          -----------

   The accompanying notes are an integral part of these financial statements.

THE ROBERTSON STEPHENS CONTRARIAN FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1995

ASSETS
Investments, at value (Cost: $288,790,130)               $275,065,821
Cash and cash equivalents                                   4,290,725
Deposits with brokers and custodian bank for
 securities sold short                                    109,659,506
Receivable from brokers for
 securities sold short                                     99,432,159
Proceeds receivable from investments sold                     860,021
Receivable for fund shares subscribed                       2,566,069
Receivable from Adviser                                       785,897
Dividends/interest receivable                                 306,090
Organization costs                                             44,818
                                                         ------------
TOTAL ASSETS                                              493,011,106

LIABILITIES
Securities sold short (Proceeds: $101,849,669)             91,587,800
Payable for investments purchased                           2,584,650
Payable for fund shares redeemed                              484,822
Accrued expenses and accounts payable                         666,060
Dividends payable for securities sold short                    25,083
Payables, other                                                16,666
                                                         ------------
TOTAL LIABILITIES                                          95,365,081

TOTAL NET ASSETS                                         $397,646,025
                                                         ------------
                                                         ------------
NET ASSETS CONSIST OF:
Paid in capital                                          $457,271,622
Accumulated net realized (loss) from investments          (27,710,867)
Accumulated net realized (loss) from options              (27,801,576)
Accumulated net realized (loss) from securities
 sold short                                                  (409,353)
Net unrealized appreciation on investments                  1,730,349
Net unrealized (depreciation) on options                  (15,451,935)
Net unrealized appreciation on securities sold short       10,017,785
                                                         ------------
TOTAL NET ASSETS                                         $397,646,025
                                                         ------------
                                                         ------------
PRICING OF SHARES:
Net Asset Value, offering and redemption price per
 share (Net assets of $397,646,025 applicable to
 37,158,829 shares of beneficial interest outstanding
 with no par value)                                            $10.70
                                                               ------
                                                               ------
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1995

INVESTMENT INCOME
Interest                                                 $  9,562,574
Dividends (Net of foreign tax of $66,413)                   2,187,594
                                                         ------------
TOTAL INVESTMENT INCOME                                    11,750,168

EXPENSES
Investment Advisory fees                                    8,053,129
Distribution fees                                           4,026,498
Custodian and transfer agent fees                             760,677
Dividend expense for securities sold short                    545,301
Shareholder reports                                           125,381
Professional fees                                             244,778
Registration and filing fees                                  211,780
Trustees' fees and expenses                                    17,480
Other                                                          15,788
                                                         ------------
                                                           14,000,812
Less: reimbursement from Adviser                            (785,897)
                                                         ------------
TOTAL EXPENSES, NET                                        13,214,915

NET INVESTMENT (LOSS)                                      (1,464,747)

REALIZED GAIN/(LOSS) AND UNREALIZED
 APPRECIATION/(DEPRECIATION) ON
 INVESTMENTS
Net realized (loss) from investments                      (17,429,453)
Net realized (loss) from options                          (27,569,968)
Net realized gain from securities sold short                1,299,923
Net change in unrealized (depreciation) on investments    (10,936,753)
Net change in unrealized (depreciation) on options        (28,287,843)
Net change in unrealized appreciation on securities
 sold short                                                 1,117,823
                                                         ------------
TOTAL NET REALIZED (LOSS) AND UNREALIZED
 (DEPRECIATION) ON INVESTMENTS                            (81,806,271)

NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                         $(83,271,018)
                                                         ------------
                                                         ------------

   The accompanying notes are an integral part of these financial statements.

                                                  MARCH 31, 1995 ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED      FOR THE PERIOD
                                                                                    3/31/95      6/3/93 - 3/31/94
                                                                                 ------------    ----------------
OPERATIONS
Net investment (loss)                                                             $ (1,464,747)      $   (945,080)
Net realized (loss)/gain from investments                                          (17,429,453)         2,324,436
Net realized (loss) from options                                                   (27,569,968)          (231,608)
Net realized gain/(loss) from securities sold short                                  1,299,923         (1,709,276)
Net change in unrealized (depreciation)/appreciation on investments                (10,936,753)        12,667,102
Net change in unrealized (depreciation)/appreciation on options                    (28,287,843)        12,835,908
Net change in unrealized appreciation on securities sold short                       1,117,823          8,899,962
                                                                                  ------------      ------------
NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    (83,271,018)        33,841,444

DISTRIBUTIONS TO SHAREHOLDERS
Realized gains on investments                                                      (12,605,850)                --
                                                                                  ------------       ------------
TOTAL DISTRIBUTIONS                                                                (12,605,850)                --

Net increase in net assets resulting from capital share transactions                 8,572,147        451,109,302
                                                                                  ------------       ------------
TOTAL (DECREASE)/INCREASE IN NET ASSETS                                            (87,304,721)       484,950,746

NET ASSETS
Beginning of period                                                                484,950,746                  0
                                                                                  ------------       ------------
End of period                                                                     $397,646,025       $484,950,746
                                                                                  ------------       ------------
                                                                                  ------------       ------------

   The accompanying notes are an integral part of these financial statements.

THE ROBERTSON STEPHENS CONTRARIAN FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                                        FOR THE
                                                                                       YEAR ENDED        PERIOD
                                                                                         3/31/95     6/3/93 - 3/31/94
                                                                                       ------------  ----------------
Net Asset Value, beginning of period                                                   $      12.34    $      10.00
                                                                                       ------------    ------------
 Net investment (loss)                                                                        (0.04)          (0.02)
 Net realized and unrealized (loss)/gain on investments                                       (1.35)           2.36
                                                                                       ------------    ------------
  Total (decrease)/increase in net assets resulting from operations                           (1.39)           2.34
 Distribution from realized gains on investments                                              (0.25)             --
                                                                                       ------------    ------------
NET ASSET VALUE, END OF PERIOD                                                         $      10.70    $      12.34
                                                                                       ------------    ------------
                                                                                       ------------    ------------
TOTAL RETURN                                                                               (11.23)%          23.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period                                                              $397,646,025    $484,950,746
Ratio of Expenses to Average Net assets                                                       2.46%          2.22%*
Ratio of Net Investment (Loss) to Average Net Assets                                        (0.27)%        (0.77)%*
Portfolio Turnover Rate                                                                         79%             14%

Per share data for each period has been determined by using the average number of shares outstanding throughout each period.

*Ratios, except for total return and portfolio turnover rate, have been annualized.

If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the year ended March 31, 1995 would have been 2.58%, and the ratio of net investment (loss) to average net assets would have been (0.42)%.

   The accompanying notes are an integral part of these financial statements.

                                                  MARCH 31, 1995 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Contrarian Fund (the "Fund") is a series of the Robertson Stephens Investment Trust, a Massachusetts business trust organized on May 11, 1987 (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on June 30, 1993. Prior to the public offering, shares were offered in a private placement offering on June 3, 1993, at $10 per share, to sophisticated investors under Section 4(2) of the Securities Act of 1933. The Trust currently offers four series of shares - The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund and The Robertson Stephens Emerging Markets Fund. The assets for each series are segregated and accounted for separately.

1. SIGNIFICANT ACCOUNTING POLICIES: The following policies are in conformity with generally accepted accounting principles.

  a.  INVESTMENT VALUATIONS:

    - Marketable equity securities including options and foreign securities are valued at the last sale price on the principal exchange or market on which they are traded, or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset values are next determined. At March 31, 1995, 98.5% of the Fund's long positions and 100% of its short positions were valued in this manner.

    - Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources including quotations from market makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At March 31, 1995, 1.5% of the Fund's long positions were valued using these guidelines and procedures.

    - Principally as a result of significant stock price appreciation, on May 24, 1995 approximately 24% of the Contrarian Fund's net assets were invested in common stock of Diamond Fields Resources, a Canadian corporation. As a result, a decline in the stock price of Diamond Fields Resources would have a significant adverse effect on the net asset value of the Fund.

  b. REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 102% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Advisor to have satisfactory creditworthiness. At March 31, 1995, the collateral held by the Fund against the outstanding repurchase agreement was 102% of the repurchase agreement price.

  c. FEDERAL INCOME TAXES: The Fund has made no provision for federal income taxes for the year ended March 31, 1995, as it does not expect to incur any federal income tax for the year. The Fund expects in the future to comply with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax, although it chose not to take steps to comply with those requirements for the year ended March 31, 1995.

  d. SECURITIES TRANSACTIONS: Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

  e. FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

      The Fund does not isolate the portion of the fluctuations on investment resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation from investments.

  f. INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

  g. CAPITAL ACCOUNTS: The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial

THE ROBERTSON STEPHENS CONTRARIAN FUND

      Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

2. CAPITAL SHARES:

  a. TRANSACTIONS: The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the year ended March 31, 1995 and from June 3, 1993 (commencement of operations) to March 31, 1994 were as follows:

                        4/1/94 - 3/31/95          6/3/93 - 3/31/94
                   --------------------------  ------------------------
                     SHARES        AMOUNT        SHARES       AMOUNT
                   -----------  -------------  ----------  ------------
      Shares sold   50,424,429  $ 580,777,746  42,363,718  $486,052,391
      Shares
       reinvested    1,072,034     11,311,877      --           --
                   -----------  -------------  ----------  ------------
                    51,496,463    592,089,623  42,363,718   486,052,391
      Shares
       redeemed    (53,652,411)  (583,517,476) (3,048,941)  (34,943,089)
                   -----------  -------------  ----------  ------------
      Net           (2,155,948) $   8,572,147  39,314,777  $451,109,302
                   -----------  -------------  ----------  ------------
                   -----------  -------------  ----------  ------------

3. TRANSACTIONS WITH AFFILIATES:

  a. ADVISORY FEES AND EXPENSE LIMITATION: Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM"), of which Robertson, Stephens & Company, L.P. ("RS & Co."), the Fund's Distributor, is the sole Limited Partner, an investment advisory fee calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the year ended March 31, 1995, the Fund incurred investment advisory fees of $8,053,129. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees but excluding distribution fees and dividend expense for short sales, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The current limits for the Fund are 2.5% of the Fund's average daily net assets up to $30 million, 2.0% between $30 million to $100 million and 1.5% above $100 million. For the year ended March 31, 1995, the expected reimbursement of advisory fees was $785,897.

  b. AFFILIATED PERSONS: Certain officers and Trustees of the Fund are also limited partners and/or employees of RS & Co. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM's General Partner, RS & Co., Inc., and a Limited Partner and Chief Operating Officer of the Fund's Distributor, RS & Co. Paul H. Stephens, Portfolio Manager of the Fund and Chief Investment Officer of RSIM, is also a founding Partner and the Chief Investment Officer of RS & Co.
     John P . Rohal, a Trustee of the Fund, is a Limited Partner and
     Director of Research for RS & Co. All affiliated persons and access persons of the Fund, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's
     Code of Ethics.

  c. COMPENSATION OF TRUSTEES AND OFFICERS: Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $17,480 for the year ended March 31, 1995.

  d. DISTRIBUTION FEES: The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, whereby RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.75% of the average daily net assets of the Fund. For the year ended March 31, 1995, the Fund incurred distribution fees of $4,026,498.

  e. BROKERAGE COMMISSIONS: RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. For the year ended March 31, 1995, the Fund paid brokerage commissions of $289,074 to RS & Co. which represented 14.8% of total commissions paid for the period.

     On September 9, 1994 RSIM reimbursed the Fund the amount of unrealized loss and commission in respect of the Fund's investment in Golden Star Resources, due to the fact that RS&Co. had acted as an underwriter of the shares which in that instance the Fund was precluded from purchasing. RSIM has determined that investment in the shares continues to be consistent with the Fund's investment objective and has, with the acknowledgement of the Trustees, continued to hold the investment in the Fund's portfolio. The one-time payment by RSIM increased the Fund's net asset value by 2 cents per share. In the absence of the payment, the Fund's annual total return and cumulative total return since inception would have been (13.29)% and 7.00%, respectively. The Fund bears the entire investment risk on the shares from September 9, 1994.

                                                   MARCH 31, 1995 ANNUAL REPORT

4. INVESTMENTS:

  a. PORTFOLIO TURNOVER RATE: The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding options, securities sold short and short-term investments) measured as a percentage of the Fund's average monthly portfolio, for the year ended March 31, 1995, was 79%.

  b. TAX BASIS OF INVESTMENTS: At March 31, 1995, the cost of investments for federal income tax purposes was $384,987,798. Accumulated net unrealized depreciation on investments was $12,264,426, consisting of gross unrealized appreciation and depreciation of $71,160,302 and $58,895,876, respectively.

  c. INVESTMENT PURCHASES AND SALES: For the year ended March 31, 1995, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $316,588,836 and $265,702,381, respectively.

  d. OPTIONS: An option contract is a contract that provides the Fund the right, but not the obligation, in exchange for a premium to buy a call or sell a put of an underlying security at a specified price within a specified period of time. The Fund may utilize options to hedge investments against adverse price fluctuations or as a means of capitalizing on price or value movements of currencies, securities or indices the Fund does not own. The risk associated with purchasing options is limited to the premium originally paid. The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently marked-to-market to reflect the market value of the option. The Fund limits its aggregate option positions for all purposes to 25% of the Fund's total assets. In addition, the Fund is prohibited from writing the far riskier "naked" option, where the Fund writes an option when it does not own the underlying security. At March 31, 1995, the Fund held 2.1% of its total assets in options including the Technology Put Basket Options. For the year ended March 31, 1995, the cost of options purchased and the proceeds of options sold were $55,275,077 and $25,656,277, respectively.

     "CULT 3" AND "CULT 5" TECHNOLOGY PUT BASKET OPTIONS: The "Cult 3" and "Cult 5" Technology Put Basket Options (the "Options") are European style put options expiring June 12, 1995 and January 26, 1996, respectively. The Options, customized for the Fund, are based on the underlying price of 13 high technology stocks. The market value of the Options are determined daily based on the price of the underlying stocks, market volatility, exercise date and other relevant parameters.

  e. SHORT SALES: Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. Government securities sufficient to collateralize the sales proceed of its short positions. The Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above, while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale "against the box", it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding. The Fund limits the value of short positions (excluding short sales "against the box") to 25% of the Fund's total assets. At March 31, 1995, the Fund had 20% of its total assets in short positions. For the year ended March 31, 1995, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $170,799,620 and $193,650,998, respectively.

     Included in the "Other Assets, Net" category in the Schedule of Net Assets are the following securities sold short where the Fund has purchased the underlying securities to effectively close out the short positions. At March 31, 1995 the Fund chose not to complete the transactions which would have required delivery of the purchased securities to the lender. The Fund does not consider these boxed positions as investments.


    SECURITIES                          SHARES     VALUE
    ----------                          -------  ----------
    First Alert, Inc.                   111,000  $1,151,625
    Checkers Drive-In Restaurants, Inc. 105,000     288,750
    Mid Atlantic Medical Services, Inc.  70,000   1,548,750
    Sports & Recreation, Inc.            84,500     971,750
                                                 ----------
                                                 $3,960,875
                                                 ----------
                                                 ----------

  f. RESTRICTED SECURITIES: A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. At March 31, 1995, the Fund held restricted securities with an aggregate value of $4,143,750, which represented 1.04% of

THE ROBERTSON STEPHENS CONTRARIAN FUND
     the Fund's total net assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees.

                              SHARES   COST    VALUE  ACQUISITION
     SECURITY                 (000)    (000)   (000)     DATE
     --------                 ------  ------  ------  -----------
     Indochina Goldfields       233   $  233  $  700    3/24/94
                                117      117     350    3/28/94
                                750    1,500   2,250    5/26/94

     Nescor Energy              125      125     281    4/18/94
                                250      500     563    5/05/94

  g. WARRANTS: A warrant is an option which normally entitles the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period.

     The following warrants were valued such that when the exercise price of the warrant was less than that of the underlying common stock, the warrant was priced using the Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values a warrant by determining the differential between the exercise price of the warrant and the current price of the underlying stock based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock and standard deviation of the return on the stock. If the exercise price was greater than that of the underlying common stock, the warrant was valued at zero. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

                                         UNITS   COST   VALUE   EXPIRATION
     SECURITY                            (000)  (000)   (000)      DATE
     --------                            -----  ------  ------  ----------
     Carson Gold Corporation - Warrants    125  $    0  $    0   12/23/95

     Carson Gold Corporation - Warrants  1,150   1,806       0    4/11/95

     Golden Star Resources - Warrants      150       0       0    7/31/95

     Queenstake Resources - Warrants       500       0       0    3/18/97

                                                  MARCH 31, 1995 ANNUAL REPORT

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Robertson Stephens Contrarian Fund

    In our opinion, the accompanying statement of assets and liabilities, including the schedules of net assets and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Contrarian Fund (one of the series constituting The Robertson Stephens Investment Trust, hereinafter referred to as the "Fund") at March 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
San Francisco, California
April 21, 1995

                                                 MARCH 31, 1995 ANNUAL REPORT

SCHEDULE OF NET ASSETS
MARCH 31, 1995

COMMON STOCKS

                                               SHARES      VALUE
BUSINESS SERVICES - 1.8%
Corporate Express, Inc.                        125,900  $  3,336,350
                                                        ------------
                                                           3,336,350
COMPUTER HARDWARE & COMPONENTS - 3.1%
Read-Rite Corporation                           98,800     1,889,550
Western Digital Corporation                    270,300     3,716,625
                                                        ------------
                                                           5,606,175
COMPUTER SOFTWARE - 9.0%
Adobe Systems, Inc.(1)                          51,600     2,554,200
Lotus Development Corporation                   39,200     1,499,400
McAfee Associates, Inc.                         70,000     2,030,000
National Instruments Corporation                50,000       900,000
Remedy Corporation                              42,500     1,524,688
Software Artistry, Inc.                        101,600     2,438,400
State of the Art, Inc.                         142,800     1,713,600
Sybase, Inc.                                    58,600     2,344,000
Tivoli Systems, Inc.                            39,200     1,450,400
                                                        ------------
                                                          16,454,688
CONSUMER PRODUCTS & SPECIALTY RETAIL - 6.3%
Baby Superstore, Inc.                           22,450       881,162
Books a Million, Inc.                          106,400     1,556,100
Cannondale Corporation                          91,700     1,146,250
Gymboree Corporation                            93,000     2,359,875
Kohl's Corporation                              63,600     2,814,300
PETsMART, Inc.                                  78,100     2,733,500
                                                        ------------
                                                          11,491,187
CONSUMER SOFTWARE/TECHNOLOGY - 2.1%
Electronic Arts                                 79,900     1,807,737
Softkey International, Inc.                     70,800     1,929,300
                                                        ------------
                                                           3,737,037
DATA COMMUNICATIONS/TELECOMMUNICATIONS - 5.4%
3Com Corporation                                36,300     2,055,488
Cabletron Systems, Inc.                         43,200     1,938,600
Cisco Systems, Inc.                             78,600     2,996,625
P-Com, Inc.                                     42,600       820,050
Summa Four, Inc.                                83,900     2,034,575
                                                        ------------
                                                           9,845,338

                                               SHARES    VALUE
EDUCATIONAL SERVICES - 1.4%
Sylvan Learning Systems, Inc.                  146,100  $  2,593,275
                                                        ------------
                                                           2,593,275
ENVIRONMENTAL SERVICES - 1.8%
United Waste Systems, Inc.                     118,800     3,356,100
                                                        ------------
                                                           3,356,100
FOOD SERVICES - 3.5%
Boston Chicken, Inc.                            78,000     1,267,500
Starbucks Corporation                          210,900     5,061,600
                                                        ------------
                                                           6,329,100
HEALTH CARE/MEDICAL TECHNOLOGY - 6.1%
Mariner Health Group, Inc.                     253,500     4,911,563
Quintiles Transnational Corporation             42,800     1,551,500
Value Health, Inc.                             122,800     4,697,100
                                                        ------------
                                                          11,160,163
HEALTH CARE FACILITIES MANAGEMENT - 0.3%
Theratx, Inc.                                   35,000       586,250
                                                        ------------
                                                             586,250
HEALTH MAINTENANCE ORGANIZATIONS - 22.0%
Coventry Corporation                           130,400     3,781,600
FHP International Corporation                  119,400     3,522,300
Healthsource, Inc.                              92,200     4,367,975
Humana, Inc.                                   149,800     3,838,625
Mid Atlantic Medical Services                  114,600     2,535,525
Oxford Health Plans                            125,200     7,011,200
PacifiCare Health Systems                       49,900     3,605,275
Sierra Health Services                         118,000     3,879,250
U.S. Healthcare, Inc.(1)                        94,000     4,159,500
United Healthcare Corporation(1)                73,400     3,431,450
                                                        ------------
                                                          40,132,700
HOTEL - 0.2%
ShoLodge, Inc.                                  26,200       379,900
                                                        ------------
                                                             379,900

   The accompanying notes are an integral part of these financial statements.

THE ROBERTSON STEPHENS EMERGING GROWTH FUND


                                               SHARES      VALUE
LONG TERM HEALTH CARE - 9.9%
Advantage Health Corporation                   116,800  $  2,774,000
Arbor Health Care Company                      184,600     3,922,750
Health Care and Retirement Corporation         125,000     3,937,500
Horizon Healthcare Corporation                 138,900     3,715,575
Sun Healthcare Group, Inc.                     143,600     3,661,800
                                                        ------------
                                                          18,011,625
MEDICAL SERVICES - 6.9%
Diagnostek, Inc.                               163,300     3,327,237
HBO & Company(1)                                90,100     3,919,350
MedPartners, Inc.                               15,000       331,875
Medicus Systems                                 75,900       883,628
Pacific Physician Services, Inc.               100,000     1,650,000
PhyCor, Inc.                                    69,500     2,380,375
                                                        ------------
                                                          12,492,465
SEMICONDUCTOR CAPITAL EQUIPMENT - 7.4%
Applied Materials, Inc.                         78,500     4,327,312
Credence Systems Corporation                    73,000     2,281,250
Genus, Inc.                                    102,800     1,079,400
KLA Instruments Corporation                     31,300     1,979,725
Lam Research Corporation                        48,900     2,188,275
Silicon Valley Group, Inc.                      55,500     1,560,938
                                                        ------------
                                                          13,416,900
SEMICONDUCTORS - 4.8%
Cypress Semiconductor Corporation              161,000     4,487,875
Micron Technology, Inc.(1)                      32,200     2,447,200
Synopsys, Inc.                                  37,600     1,795,400
                                                        ------------
                                                           8,730,475
TRANSPORTATION - 1.8%
Knight Transportation, Inc.                     58,700       689,725
Landstar System, Inc.                           83,100     2,617,650
                                                        ------------
                                                           3,307,375
TOTAL COMMON STOCKS - 93.8%
 (Cost: $151,539,398)                                   $170,967,103

CONVERTIBLE PREFERRED STOCK
Applied Micro Circuits Corporation,
 Series 3 - Restricted(2)                        2,381  $     43,953
Managed Health Network, Inc.,
 Series B - Restricted(2)                          500        58,110
                                                        ------------
TOTAL CONVERTIBLE PREFERRED STOCKS - 0.1%
 (Cost: $100,001)                                            102,063

TOTAL INVESTMENTS - 93.9%
 (Cost: $151,639,399)                                    171,069,166


CASH AND CASH EQUIVALENTS
Cash                                                             739
Repurchase Agreement
 State Street Bank and Trust Company, 5.5%,
 dated 3/31/95, due 4/3/95, maturity value
 $4,619,116 (collateralized by $4,835,000
 par value U.S. Treasury Notes, 4.375%,
 due 8/15/96)                                              4,617,000
                                                        ------------
TOTAL CASH AND CASH EQUIVALENTS - 2.5%                     4,617,739

OTHER ASSETS, NET - 3.6%                                   6,588,431
                                                        ------------
TOTAL NET ASSETS - 100%                                 $182,275,336
                                                        ------------
                                                        ------------

(1) Income-producing security.
(2) See 4d in Notes to Financial Statements

                                                 MARCH 31, 1995 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1995


ASSETS
Investments, at value (Cost: $151,639,399)                    $171,069,166
Cash and cash equivalents                                        4,617,739
Proceeds receivable from investments sold                        8,964,685
Receivable for fund shares subscribed                              283,924
Dividends/interest receivable                                        9,491
                                                              ------------
TOTAL ASSETS                                                   184,945,005

LIABILITIES
Payable for investments purchased                                2,110,760
Payable for fund shares redeemed                                   359,511
Accrued expenses and accounts payable                              199,398
                                                              ------------
TOTAL LIABILITIES                                                2,669,669

TOTAL NET ASSETS                                              $182,275,336
                                                              ------------
                                                              ------------
NET ASSETS CONSIST OF:
Paid in capital                                               $159,636,368
Accumulated net realized gain from investments                   3,209,201
Net unrealized appreciation on investments                      19,429,767
                                                              ------------
TOTAL NET ASSETS                                              $182,275,336
                                                              ------------
                                                              ------------

PRICING OF SHARES:
Net Asset Value, offering and redemption price per share
 (Net assets of $182,275,336 applicable
 to 9,925,306 shares of beneficial
 interest outstanding with no par value)                            $18.36
                                                                    ------
                                                                    ------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1995

INVESTMENT INCOME
Interest                                                      $    934,365
Dividends                                                           93,694
                                                              ------------
TOTAL INVESTMENT INCOME                                          1,028,059

EXPENSES
Investment advisory fees                                         1,736,763
Distribution fees                                                  434,190
Custodian and transfer agent fees                                  337,989
Professional fees                                                   67,100
Registration and filing fees                                        26,591
Shareholder reports                                                 53,550
Trustees' fees and expenses                                         17,480
Other                                                                8,531
                                                              ------------
TOTAL EXPENSES                                                   2,682,194

NET INVESTMENT (LOSS)                                           (1,654,135)

REALIZED GAIN/(LOSS) AND UNREALIZED
 APPRECIATION/(DEPRECIATION) ON
 INVESTMENTS
Net realized gain from investments                               6,598,824
Net change in unrealized appreciation on investments            15,035,796
                                                              ------------
TOTAL NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS                                    21,634,620

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                              $ 19,980,485
                                                              ------------
                                                              ------------

   The accompanying notes are an integral part of these financial statements.

THE ROBERTSON STEPHENS EMERGING GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED    YEAR ENDED
                                                                                         3/31/95       3/31/94
                                                                                       ------------  ------------
OPERATIONS
Net investment (loss)                                                                  $ (1,654,135) $ (2,280,008)
Net realized gain from investments                                                        6,598,824    30,005,870
Net change in unrealized appreciation on investments                                     15,035,796     6,538,028
                                                                                       ------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     19,980,485    34,263,890

DISTRIBUTIONS TO SHAREHOLDERS
Realized gains on investments                                                           (19,811,863)      --
                                                                                       ------------  ------------
TOTAL DISTRIBUTIONS                                                                     (19,811,863)      --

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets resulting from capital shares transactions         13,915,017   (94,965,291)
                                                                                       ------------  ------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                         13,915,017   (94,965,291)
                                                                                       ------------  ------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS                                                  14,083,639   (60,701,401)

NET ASSETS
Beginning of year                                                                       168,191,697   228,893,098
                                                                                       ------------  ------------
End of year                                                                            $182,275,336  $168,191,697
                                                                                       ------------  ------------
                                                                                       ------------  ------------

   The accompanying notes are an integral part of these financial statements.

                                                 MARCH 31, 1995 ANNUAL REPORT

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD:

                                                                          THREE
                                                                          MONTHS
                                                 YEAR ENDED  YEAR ENDED    ENDED     YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                   3/31/95     3/31/94    3/31/93     12/31/92    12/31/91    12/31/90
                                                 ----------  ----------  ---------   ----------  ----------  ----------
Net Asset Value, beginning of period             $   18.37   $   14.71   $   16.77   $   17.50   $   11.67   $   11.46
                                                 ---------   ---------   ---------   ---------   ---------   ---------
 Net investment (loss)                               (0.17)      (0.40)      (0.02)      (0.15)      (0.09)       0.00
 Net realized gain/(loss) and unrealized
  appreciation/(depreciation) on investments          2.26        4.06       (2.04)      (0.31)       6.82        1.07
                                                 ---------   ---------   ---------   ---------   ---------   ---------
   Total increase/(decrease) in net assets
    resulting from operations                         2.09        3.66       (2.06)      (0.46)       6.73        1.07
 Distribution from net realized gains on
  investments                                        (2.10)         --          --       (0.27)      (0.90)      (0.86)
                                                 ---------   ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                   $   18.36   $   18.37   $   14.71   $   16.77   $   17.50   $   11.67
                                                 ---------   ---------   ---------   ---------   ---------   ---------
                                                 ---------   ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                                         12.01%      24.88%     (12.28)%     (2.55)%     58.70%       9.57%

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's)                $ 182,275   $ 168,192   $ 228,893   $ 277,531   $ 141,929    $ 22,931
Ratio of Expenses to Average Net Assets               1.56%       1.60%       1.54%       1.49%       1.59%       1.88%
Ratio of Net Investment Loss to Average Net
 Assets                                              (0.96)%     (1.27)%     (0.61)%     (0.92)%     (0.68)%     (0.02)%
Portfolio Turnover Rate                                280%        274%         43%        124%        147%        272%

Per share data for each of the periods has been determined by using the average number of shares outstanding throughout each period.
Ratios, except for total return and portfolio turnover rate, have been annualized.

   The accompanying notes are an integral part of these financial statements.

THE ROBERTSON STEPHENS EMERGING GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Emerging Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust, a Massachusetts business trust organized on May 11, 1987 (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 30, 1987. The Trust currently offers four series of shares - The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund and The Robertson Stephens Emerging Markets Fund. The assets for each series are segregated and accounted for separately.

1. SIGNIFICANT ACCOUNTING POLICIES: The following policies are in conformity with generally accepted accounting principles.

  a. INVESTMENT VALUATIONS:

    - Marketable equity securities are valued at the last sale price on the principal exchange or market on which they are traded, or, if there were no sales that day, at the mean between the closing bid and asked prices. At March 31, 1995, 99.9% of the Fund's portfolio was valued in this manner.

    - Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At March 31, 1995, approximately 0.1% of the Fund's portfolio was valued using these guidelines and procedures.

  b. REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 102% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Advisor to have satisfactory creditworthiness. At March 31, 1995, the collateral held by the Fund against the outstanding repurchase agreement was 102% of the repurchase agreement price.

  c. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code on both excise tax and income tax provisions applicable to regulated investment companies. The Code permits the Fund, a regulated investment company, to avoid the imposition of taxes by meeting various qualification requirements on assets, income and distributions to shareholders. The Fund intends to continue to meet these requirements. Accordingly, there is no provision for federal income taxes.

  d. SECURITIES TRANSACTIONS: Securities transactions are accounted for on the date the securities are purchased and sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

  e. INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

  f. CAPITAL ACCOUNTS: The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain
     (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

2. CAPITAL SHARES:

  a. TRANSACTIONS: The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the year ended March 31, 1995 and for the year ended March 31, 1994 were as follows:

                     4/1/94 - 3/31/95          4/1/93 - 3/31/94
                  ----------------------   ------------------------
                   SHARES       AMOUNT      SHARES        AMOUNT
                  ---------  -----------   ---------    -----------
    Shares sold   5,163,070  $ 94,127,247    5,104,387  $  92,754,159
    Shares
     reinvested   1,070,767    18,663,580      --            --
                  ---------  ------------  -----------  -------------
                  6,233,837   112,790,827    5,104,387     92,754,159
    Shares
     redeemed    (5,463,027)  (98,875,810) (11,513,219)  (187,719,450)
                  ---------  ------------  -----------  -------------
    Net
     increase/
     (decrease)     770,810  $ 13,915,017   (6,408,832) $ (94,965,291)
                  ---------  ------------  -----------  -------------
                  ---------  ------------  -----------  -------------

                                                MARCH 31, 1995 ANNUAL REPORT

3. TRANSACTIONS WITH AFFILIATES:

  a. ADVISORY FEES AND EXPENSE LIMITATION: Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, Inc. ("RSIM"), of which Robertson, Stephens & Company, L.P. ("RS & Co"), the Fund's Distributor, is an affiliate, an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended March 31, 1995, the Fund incurred investment advisory fees of $1,736,763. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees, but excluding distribution fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The current limits for the Fund are 2.5% of the Fund's average daily net assets up to $30 million, 2.0% between $30 million to $100 million and 1.5% above $100 million.

  b. AFFILIATED PERSONS: Certain officers and Trustees of the Fund are also limited partners and/or employees of RS & Co. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, and a Limited Partner and Chief Operating Officer of the Fund's Distributor, RS & Co. John P. Rohal, a Trustee of the Fund, is a Limited Partner and Director of Research for RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

  c. COMPENSATION OF TRUSTEES AND OFFICERS: Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $17,480 for the year ended March 31, 1995.

  d. DISTRIBUTION FEES: The Fund has entered into an agreement with RS & Co., for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, whereby RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the year ended March 31, 1995, the Fund incurred distribution fees of $434,190.

  e. BROKERAGE COMMISSIONS: RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the year ended March 31, 1995, the Fund paid brokerage commissions of $163,607 to RS & Co. which represented 29.2% of total commissions paid for the period.

4. INVESTMENTS:

  a. PORTFOLIO TURNOVER RATE: The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding short-term investments) measured as a percentage of the Fund's average monthly portfolio, for the year ended March 31, 1995, was 280%.

  b. TAX BASIS OF INVESTMENTS: At March 31, 1995, the cost of investments for federal income tax purposes was $151,652,002. Accumulated net unrealized appreciation on investments was $19,417,164, consisting of gross unrealized appreciation and depreciation of $22,766,565 and $3,349,401, respectively.

  c. INVESTMENT PURCHASES AND SALES: For the year ended March 31, 1995, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $469,586,612 and $410,505,457, respectively.

  d. RESTRICTED SECURITIES: A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At March 31, 1995, the Fund held restricted securities with an aggregate value of $102,063 which represented 0.1% of the Fund's total net assets.

                                                       ACQUISITION
SECURITY                            SHARES    COST    VALUE     DATE
--------                            ------  -------  -------  --------
Applied Micro Circuits Corporation
 Convertible Preferred Stock,
 Series 3                            2,381  $50,001  $43,953   9/14/87
Managed Health Network, Inc.
 Convertible Preferred Stock,
 Series B                              500  $50,000  $58,110  12/30/87

THE ROBERTSON STEPHENS EMERGING GROWTH FUND

    Each of the above securities was valued based on its common share price equivalent. Each common share was valued at its fair value according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.

    At March 31, 1995, Applied Micro Circuits Corporation Convertible Preferred Stock, Series 3 was valued at the common share price equivalent of $1.75, assuming the 2,381 shares of the Convertible Preferred Stock were converted to 25,116 shares of common stock. Managed Health Network, Inc. Convertible Preferred Stock, Series B was valued at the common share price equivalent of $1.3017, assuming the 500 shares of the Convertible Preferred Stock were converted to 44,642 shares of common stock.

                                                MARCH 31, 1995 ANNUAL REPORT


                    REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Robertson Stephens Emerging Growth Fund

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Emerging Growth Fund (one of the series constituting The Robertson Stephens Investment Trust, hereinafter referred to as the "Fund") at March 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented subsequent to December 31, 1990, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended December 31, 1990 were audited by other independent accountants whose report dated January 31, 1991 expressed an unqualified opinion on those statements.

Price Waterhouse LLP
San Francisco, California
April 21, 1995

                                                  MARCH 31, 1995 ANNUAL REPORT

SCHEDULE OF NET ASSETS
MARCH 31, 1995

                                      SHARES        VALUE
ECUADOR-0.2%
Odin Mining and Investment
 Company - New                        30,500  $    13,637
                                              -----------
                                                   13,637
GHANA-0.8%
Golden Shamrock Mines, Ltd.          100,000       65,235
                                              -----------
                                                   65,235
INDIA-4.0%
India Fund, Inc.(1)                   16,000      164,000
Sanghi Polyesters Limited - GDS(4)    30,000      172,500
                                              -----------
                                                  336,500
INDONESIA-17.1%
PT Bank Dagang Nasional
 Indonesia, Foreign(1,5)             150,000      224,531
PT Dynaplast, Foreign(1,5)           484,000      497,408
PT Multibreeder Adirama, Foreign(5)  317,000      495,755
PT Sumalindo Lestari Jaya,
 Foreign(5)                          120,000      211,126
                                              -----------
                                                1,428,820
KOREA-15.1%
Hyundai Motor Company - GDR(3)        11,800      230,100
LG Electronics, Inc. - GDR(3)         17,800      249,200
Korea Equity Fund(1)                  35,000      280,000
Pohang Iron & Steel Company, Ltd.
 - ADR(1,2)                              800       23,100
Samsung Electronics - GDS(1,4)        10,664      474,548
                                              -----------
                                                1,256,948
MALAYSIA-15.1%
Aokam Perdana Berhad(1)               23,000      129,040
CHG Industries Berhad(1)              71,000      197,768
Kim Hin Industry Berhad               50,000      242,987
Kumpulan Emas Berhad(1)              208,000      209,561
Land and General Berhad(1)            93,000      284,769
Malyawata Steel Berhad(1)            100,000      199,526
                                              -----------
                                                1,263,651

                                      SHARES        VALUE
MEXICO-18.5%
Cementos de Mexico, Series B(1)      100,000  $   218,957
Desc, S.A. de C.V. - ADR(2)           15,000      123,750
Empaques Ponderosa S.A. - ADR(1,2)    10,000       65,000
Grupo Carso S.A. de C.V., Series A(1) 46,000      200,426
Grupo Industrial Durango - ADR(2)     30,000      180,000
Grupo Televisa S.A. - GDR(1,3)        15,000      249,375
Grupo Tribasa S.A. - ADR(1,2)         40,000      230,000
Hylsamex S.A. - ADR(2)                 5,000       46,250
Industrias Penoles S.A.               75,000      153,417
Seguros Comercial America, Class B   650,000       74,026
                                              -----------
                                                1,541,201
MOROCCO-7.9%
Banque Commerciale du Maroque(1)         600       37,040
C. Oriental                            6,472      275,411
Omnium Nord Africain(1)                8,000      345,229
                                              -----------
                                                  657,680
PAKISTAN-0.8%
Pakistan Investment Fund, Inc.(1)     10,000       64,250
                                              -----------
                                                   64,250
TAIWAN-1.9%
Taiwan Fund, Inc.(1)                  15,000      159,375
                                              -----------
                                                  159,375
THAILAND-3.8%
Regional Container Lines,
 Foreign(1,5)                         23,660      317,068
                                              -----------
                                                  317,068
VENEZUELA-13.5%
Ceramicas Carabobo S.A., Class B
 - ADR(1,2)                          400,000      300,000
Corimon C.A. Sponsored - ADR(1,2)     50,000      356,250
Siderurgica Venezolana Sivensa(1)    330,000      474,375
                                              -----------
                                                1,130,625
TOTAL INVESTMENTS-98.7%
 (Cost: $10,553,788)                          $ 8,234,990

   The accompanying notes are an integral part of these financial statements.

THE ROBERTSON STEPHENS EMERGING MARKETS FUND

CASH
Cash                                      $      506
                                          ----------
TOTAL CASH-0.0%                                  506
DEPOSITS WITH BROKERS & CUSTODIAN BANK
 FOR SECURITIES SOLD SHORT
Cash (Segregated)                             63,000
                                          ----------
TOTAL DEPOSITS WITH BROKERS & CUSTODIAN
 BANK FOR SECURITIES SOLD SHORT-0.7%          63,000
RECEIVABLE FROM BROKERS FOR SECURITIES
 SOLD SHORT-0.6%                              53,000
SECURITIES SOLD SHORT-(0.6)%                 (53,000)
OTHER ASSETS, NET-0.6%                        46,632
                                          ----------
TOTAL NET ASSETS-100%                     $8,345,128
                                          ----------
                                          ----------

(1)Income-producing security.
(2)ADR-American Depository Receipt.
(3)GDR-Global Depository Receipt.
(4)GDS-Global Depository Shares.
(5)Foreign-Foreign Shares.

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 1995

                                         SHARES       VALUE
BRAZIL-(0.6)%
Telebras - ADR2                           2,000  $   53,000
                                                 ----------
                                                     53,000
TOTAL SECURITIES SOLD SHORT-(0.6)%
 (Proceeds: $53,000)                             $   53,000
                                                 ----------
                                                 ----------

   The accompanying notes are an integral part of these financial statements.

                                                  MARCH 31, 1995 ANNUAL REPORT
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1995

ASSETS
Investments, at value (Cost:
 $10,553,788)                          $8,234,990
Cash                                          506
Deposits with brokers and custodian
 bank for securities sold short            63,000
Receivable from brokers for
 securities sold short                     53,000
Receivable for investments sold           612,373
Receivable for fund shares subscribed      21,836
Receivable from Adviser                    44,177
Dividends/interest receivable              10,232
Tax reclaim receivable                        124
                                       ----------
TOTAL ASSETS                            9,040,238
LIABILITIES
Securities sold short (Proceeds:
 $53,000)                                  53,000
Payable for investments purchased         514,737
Payable for fund shares redeemed          113,871
Accrued expenses                           13,130
Payable, other                                372
                                       ----------
TOTAL LIABILITIES                         695,110
TOTAL NET ASSETS                       $8,345,128
                                       ----------
                                       ----------
NET ASSETS CONSIST OF:
Paid in capital                       $11,355,519
Accumulated undistributed net
 investment income                         26,374
Accumulated net realized (loss) from
 investments                           (1,019,604)
Accumulated net realized gain from
 securities sold short                    301,805
Net unrealized (depreciation) on
 investments                           (2,318,966)
                                       ----------
TOTAL NET ASSETS                       $8,345,128
                                       ----------
                                       ----------
PRICING OF SHARES:
Net Asset Value, offering and redemption
 price per share
 (Net assets of $8,345,128 applicable to
 974,331 shares of beneficial interest
 outstanding with no par value)        $    8.57
                                       ---------
                                       ---------

STATEMENT OF OPERATIONS

FOR THE PERIOD MAY 2, 1994 (COMMENCEMENT OF OPERATIONS)
THROUGH MARCH 31, 1995

INVESTMENT INCOME
Interest                               $  345,480
Dividends (Net of foreign tax of $5,182   211,198
                                       ----------
TOTAL INVESTMENT INCOME                   556,678

EXPENSES
Investment advisory fees                  174,084
Distribution fees                          69,633
Custodian and transfer agent fees          53,235
Dividend expense for securities sold short 66,635
Registration and filing fees               52,791
Professional fees                          41,011
Trustees' fees and expenses                15,863
Shareholder reports                        14,065
Other                                      10,065
                                       ----------
                                          497,382
Less: reimbursement from Adviser          (44,177)
                                       ----------
TOTAL EXPENSES, NET                       453,205

NET INVESTMENT INCOME                     103,473

REALIZED GAIN/(LOSS) AND UNREALIZED
 APPRECIATION/(DEPRECIATION) ON
 INVESTMENTS
Net realized (loss) from investments     (880,354)
Net realized gain from securities
 sold short                               344,728
Net change in unrealized
 (depreciation) on investments         (2,318,966)
                                       ----------
TOTAL NET REALIZED (LOSS) AND
 UNREALIZED (DEPRECIATION) ON
 INVESTMENTS                           (2,854,592)

NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                      $(2,751,119)
                                       ----------
                                       ----------

   The accompanying notes are an integral part of these financial statements.

THE ROBERTSON STEPHENS EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD MAY 2, 1994 (COMMENCEMENT OF OPERATIONS)
THROUGH MARCH 31, 1995

OPERATIONS
Net investment income                    $  103,473
Net realized (loss) on investments         (880,354)
Net realized gain from securities sold
 short                                      344,728
Net change in unrealized (depreciation)
 on investments                          (2,318,966)
                                         ----------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                         (2,751,119)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                       (77,099)
Realized gains on investments              (182,173)
                                         ----------
TOTAL DISTRIBUTIONS                        (259,272)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets resulting
 from capital share transactions         11,355,519
                                         ----------
TOTAL CAPITAL SHARE TRANSACTIONS         11,355,519
                                         ----------

TOTAL INCREASE IN NET ASSETS              8,345,128

NET ASSETS
Beginning of period                               0
                                         ----------
End of period                            $8,345,128
                                         ----------
                                         ----------

FINANCIAL HIGHLIGHTS

FOR THE PERIOD MAY 2, 1994 (COMMENCEMENT OF OPERATIONS)
THROUGH MARCH 31, 1995

Net Asset Value, beginning of period     $   10.00
                                         ---------
 Net investment income                        0.06
 Net realized (loss) and unrealized
 (depreciation) on investments               (1.36)
                                         ---------
  Total decrease in net assets
  resulting from operations                  (1.30)

 Distributions from net investment
 income                                      (0.04)
 Distributions from realized gains on
 investments                                 (0.09)
                                         ---------

NET ASSET VALUE, END OF PERIOD           $    8.57
                                         ---------
                                         ---------
TOTAL RETURN                                (13.14)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period               $8,345,128
Ratio of Expenses to Average Net Assets       3.15%
Ratio of Net Investment Income to
 Average Net Assets                           0.72%
Portfolio Turnover Rate                        124%

Per share data has been determined by using the average number of shares outstanding throughout the period.

Ratios, except for total return and portfolio turnover rate, have been annualized.

If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the period ended March 31, 1995 would have been 3.46% (annualized), and the ratio of net investment income to average net assets would have been 0.41% (annualized).

   The accompanying notes are an integral part of these financial statements.

                                                  MARCH 31, 1995 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Emerging Markets Fund (the "Fund") is a series of the Robertson Stephens Investment Trust, a Massachusetts business trust organized on May 11, 1987 (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on April 29, 1994, and it started to offer shares to the public on May 2, 1994. The Trust currently offers four series of shares - The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund and The Robertson Stephens Emerging Markets Fund. The assets for each series are segregated and accounted for separately.

1. SIGNIFICANT ACCOUNTING POLICIES: The following policies are in conformity with generally accepted accounting principles.

  a. INVESTMENT VALUATIONS:
     - Marketable equity securities including options and foreign securities are valued at the last sale price on the principal exchange or market on which they are traded, or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset values are next determined. At March 31, 1995, 89% of the Fund's long positions and 100% of its short positions were valued in this manner.

    - Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources including quotations from market makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At March 31, 1995, 11% of the Fund's long positions and 0% of its short positions were valued using these guidelines and procedures.

  b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code on both excise tax and income tax provisions applicable to regulated investment companies. The Code permits the Fund, a regulated investment company, to avoid the imposition of taxes by meeting various qualification requirements on assets, income and distributions to shareholders. The Fund intends to continue to meet these requirements. Accordingly, there is no provision for federal income taxes.

  c. SECURITIES TRANSACTIONS: Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

  d. FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

      The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  e. INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

  f. CAPITAL ACCOUNTS: The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain
      (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

2.  CAPITAL SHARES:

  a. TRANSACTIONS: The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the period from May 2, 1994 (Commencement of Operations) to March 31, 1995 were as follows:

                                      5/2/94 - 3/31/95
                                    --------------------
                                     SHARES      AMOUNT
                                    ---------   ---------
    Shares sold                     3,093,680  $30,436,016
    Shares reinvested                  26,976      252,773
                                    ---------    ---------
                                    3,120,656   30,688,789
    Shares redeemed                (2,146,325) (19,333,270)
                                    ---------    ---------
    Net increase                      974,331  $11,355,519
                                    ---------    ---------
                                    ---------    ---------

THE ROBERTSON STEPHENS EMERGING MARKETS FUND

3.  TRANSACTIONS WITH AFFILIATES:

  a. ADVISORY FEES AND EXPENSE LIMITATION: Under the terms of an advisory agreement, which is reviewed and approved annually by the Fund's Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM"), of which Robertson, Stephens & Company, L.P. ("RS & Co."), the Fund's Distributor, is the sole Limited Partner, an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the period from May 2, 1994 to March 31, 1995, the Fund incurred investment advisory fees of $174,084. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees but excluding distribution fees and dividend expense for short sales, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The current limit for the Fund is 2.5% of the Fund's average daily net assets up to $30 million. For the year ended March 31, 1995, the expected reimbursement of advisory fees was $44,177.

  b. AFFILIATED PERSONS: Certain officers and Trustees of the Fund are also limited partners and/or employees of RS & Co. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM's General Partner, RS & Co., Inc., and a Limited Partner and Chief Operating Officer of the Fund's Distributor, RS & Co. John P. Rohal, a Trustee of the Fund, is a Limited Partner and Director of Research for RS & Co. All affiliated persons and access persons of the Fund, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

  c. COMPENSATION OF TRUSTEES AND OFFICERS: Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $15,863 for the period from May 2, 1994 to March 31, 1995.

  d. DISTRIBUTION FEES: The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, whereby RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.50% of the average daily net assets of the Fund. For the period from May 2, 1994 to March 31, 1995, the Fund incurred distribution fees of $69,633.

  e. BROKERAGE COMMISSIONS: RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. For the period from May 2, 1994 to March 31, 1995, the Fund paid brokerage commissions of $1,250 to RS & Co. which represented 0.73% of total commissions paid for the period.

      On September 9, 1994 RSIM reimbursed the Fund the amount of realized loss and commission in respect of the Fund's investment in shares of Vengold, due to the fact that the Fund purchased the shares from RS & Co. acting as principal which in that instance the Fund was precluded from purchasing. The Fund subsequently sold all the shares on and before August 8, 1994. The one-time payment by RSIM increased the Fund's net asset value by 13 cents per share. In the absence of the payment, the Fund's total return since inception would have been (14.3)%.

4.  INVESTMENTS:

  a. PORTFOLIO TURNOVER RATE: The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding securities sold short and short-term investments), measured as a percentage of the Fund's average monthly portfolio, for the period from May 2, 1994 to March 31, 1995, was 124%.

  b. TAX BASIS OF INVESTMENTS: At March 31, 1995, the cost of investments for federal income tax purposes was $10,612,836. Accumulated net unrealized depreciation on investments was $2,377,846, consisting of gross unrealized appreciation and depreciation of $256,316 and $2,634,162, respectively.

  c. INVESTMENT PURCHASES AND SALES: For the period from May 2, 1994 to March 31, 1995, the cost of investments purchased and the proceeds from investments sold (excluding securities sold short and short-term investments) were $21,394,217 and $9,790,138, respectively.

  d. SHORT SALES: Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the

                                                   MARCH 31, 1995 ANNUAL REPORT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. government securities sufficient to collateralize the sales proceeds of its short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale "against the box," it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding. The Fund limits the value of short sell positions (excluding short sales "against the box") to 25% of the Fund's total assets. At March 31, 1995, the Fund had 0.6% of the Fund's total assets in short positions. For the period from May 2, 1994 to March 31, 1995, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $5,120,477 and $5,518,205, respectively.

 e. FOREIGN SECURITIES: Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, reevaluation of currencies, adverse political, social and economic developments and less reliable information about issuers. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets. The Fund intends to invest no more than 40% of its total assets exclusively in one foreign country. At March 31, 1995, the Fund had investments worth no more than 20% of its total assets in any one foreign country.

                                               MARCH 31, 1995 ANNUAL REPORT

                    REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Robertson Stephens Developing Countries Fund
  (Formerly The Robertson Stephens Emerging Markets Fund)

    In our opinion, the accompanying statement of assets and liabilities, including the schedules of net assets and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Developing Countries Fund (one of the series constituting The Robertson Stephens Investment Trust, hereinafter referred to as the "Fund") at March 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period from May 2, 1994 (commencement of operations) through March 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
San Francisco, California
April 21, 1995

                                                  MARCH 31, 1995 ANNUAL REPORT

SCHEDULE OF NET ASSETS
MARCH 31, 1995

COMMON STOCKS

                                                 SHARES           VALUE
BIOTECHNOLOGY - 3.7%
Amgen, Inc.                                     235,000    $ 15,833,125
                                                           ------------
                                                             15,833,125
COMPUTER HARDWARE & COMPONENTS - 10.4%
Adaptec, Inc.                                   250,000       8,250,000
Arrow Electronics, Inc.                         100,000       4,212,500
Compaq Computer Corporation                     150,000       5,175,000
Dell Computer Corporation                       135,000       5,906,250
Hewlett-Packard Company(1)                       70,000       8,426,250
Intel Corporation(1)                            149,000      12,646,375
                                                           ------------
                                                             44,616,375
COMPUTER SOFTWARE - 13.0%
Adobe Systems, Inc.(1)                          150,000       7,425,000
BMC Software, Inc.                              185,000      11,793,750
Cadence Design Systems, Inc.                    310,000       8,215,000
Computer Associates International,  Inc.(1)     125,000       7,421,875
Microsoft Corporation                           130,000       9,246,250
Parametric Technology Corporation               290,000      11,600,000
                                                           ------------
                                                             55,701,875
DATA COMMUNICATIONS - 13.1%
3Com Corporation                                320,000      18,120,000
Cabletron Systems, Inc.                         325,000      14,584,375
Cisco Systems, Inc.                             470,000      17,918,750
Newbridge Networks Corporation                  165,000       5,403,750
                                                           ------------
                                                             56,026,875
ENVIRONMENTAL SERVICES - 1.2%
Browning-Ferris Industries, Inc.(1)             155,000       5,270,000
                                                           ------------
                                                              5,270,000
FINANCIAL SERVICES - 5.8%
Charles Schwab Corporation(1)                   357,500      11,395,312
First USA, Inc.(1)                               84,000       3,528,000
Green Tree Financial Corporation(1)             105,000       4,305,000
Household International, Inc.(1)                135,000       5,872,500
                                                           ------------
                                                             25,100,812

                                                 SHARES           VALUE
HEALTH MAINTENANCE ORGANIZATIONS - 8.4%
Coventry Corporation                            215,000    $  6,235,000
Healthsource, Inc.                              290,000      13,738,750
United Healthcare Corporation(1)                345,000      16,128,750
                                                           ------------
                                                             36,102,500
HOSPITALS - 0.2%
Health Management Associates, Inc.
 - Class A                                       30,000         866,250
                                                           ------------
                                                                866,250
LODGING - 2.8%
Hospitality Franchise Systems, Inc.             200,000       6,400,000
La Quinta Inns, Inc.(1)                         200,000       5,425,000
                                                           ------------
                                                             11,825,000
LONG TERM/SUBACUTE CARE - 2.2%
Genesis Health Ventures, Inc.                    30,000         937,500
Lincare Holdings, Inc.                           35,000       1,036,875
Living Centers of America, Inc.                  54,000       2,031,750
Vencor, Inc.                                    157,500       5,610,937
                                                           ------------
                                                              9,617,062
RECREATION - 1.8%
Harveys Casino Resorts(1)                        32,200         595,700
Mirage Resorts, Inc.                            250,000       7,000,000
                                                           ------------
                                                              7,595,700
SEMICONDUCTOR EQUIPMENT - 11.4%
Applied Materials, Inc.                         220,000      12,127,500
KLA Instruments Corporation                     130,000       8,222,500
Lam Research Corporation                        220,000       9,845,000
Novellus Systems, Inc.                          140,000       8,680,000
Tencor Instruments, Inc.                         70,000       4,147,500
Teradyne, Inc.                                  145,000       6,017,500
                                                           ------------
                                                             49,040,000

   The accompanying notes are an integral part of these financial statements.

THE ROBERTSON STEPHENS VALUE + GROWTH FUND

                                       SHARES         VALUE
SEMICONDUCTORS - 24.3%
Alliance Semiconductor Corporation    220,500  $  9,371,250
Altera Corporation                    125,000     6,984,375
Atmel Corporation                     222,500     8,594,063
Cypress Semiconductor Corporation     355,000     9,895,625
Integrated Device Technology, Inc.    125,000     4,625,000
LSI Logic Corporation                 355,000    18,637,500
Microchip Technology, Inc.            299,200     8,415,000
Micron Technology, Inc.(1)            373,000    28,348,000
VLSI Technology, Inc.                 100,000     1,800,000
Xilinx, Inc.                          110,000     7,452,500
                                               ------------
                                                104,123,313
TELECOMMUNICATIONS - 2.0%
Ericsson (L.M.) Telephone Company
 - ADR(1)                             140,000     8,653,750
                                               ------------
                                                  8,653,750
TOTAL INVESTMENTS - 100.3%
 (Cost: $389,707,412)                          $430,372,637

CASH AND CASH EQUIVALENTS
Cash                                           $        338
Repurchase Agreement
 State Street Bank and Trust Company, 5.5%,
 dated 3/31/95, due 4/3/95, maturity value
 $43,651,998 (collateralized by $45,650,000
 par value U.S. Treasury Notes, 4.375%, due
 8/15/96,)                                       43,632,000
                                               ------------
TOTAL CASH AND CASH EQUIVALENTS - 10.2%          43,632,338

OTHER ASSETS AND LIABILITIES, NET - (10.5)%     (45,101,968)
                                               ------------
TOTAL NET ASSETS - 100%                        $428,903,007
                                               ------------
                                               ------------

(1) Income-producing security.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1995

ASSETS
Investments, at value (Cost:
 $389,707,412)                         $430,372,637
Cash and cash equivalents                43,632,338
Proceeds receivable from investments
 sold                                     7,936,853
Receivable for fund shares subscribed    13,008,377
Dividends/interest receivable                83,016
Other                                        25,571
                                       ------------
TOTAL ASSETS                            495,058,792

LIABILITIES
Payable for investments purchased        59,574,129
Payable for fund shares redeemed          6,316,104
Accrued expenses                            265,552
                                       ------------
TOTAL LIABILITIES                       66,155,785

TOTAL NET ASSETS                       $428,903,007
                                       ------------
                                       ------------

NET ASSETS CONSIST OF:
Paid in capital                        $389,767,326
Accumulated net realized (loss) from
 investments                             (1,529,544)
Net unrealized appreciation on
 investments                             40,665,225
                                       ------------
TOTAL NET ASSETS                       $428,903,007
                                       ------------
                                       ------------

PRICING OF SHARES:
Net Asset Value, offering and redemption
 price per share (Net assets of
 $428,903,007 applicable to 23,502,029
 shares of beneficial interest
 outstanding with no par value)              $18.25
                                             ------
                                             ------

   The accompanying notes are an integral part of these financial statements.

                                                  MARCH 31, 1995 ANNUAL REPORT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1995

INVESTMENT INCOME
Interest                                                                                     $   421,908
Dividends                                                                                        176,848
                                                                                             -----------
TOTAL INVESTMENT INCOME                                                                          598,756

EXPENSES
Investment advisory fees                                                                       1,260,821
Custodian and transfer agent fees                                                                237,478
Professional fees                                                                                 95,557
Registration and filing fees                                                                      68,949
Trustees' fees and expenses                                                                       17,480
Shareholder reports                                                                               20,630
Other expenses                                                                                    13,066
                                                                                             -----------
TOTAL EXPENSES                                                                                 1,713,981

NET INVESTMENT (LOSS)                                                                         (1,115,225)

REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
Net realized (loss) on investments                                                            (1,344,592)
Net realized gain on options                                                                     455,848
Net realized gain on securities sold short                                                        73,750
Net change in unrealized appreciation on investments                                          39,217,602
Net change in unrealized (depreciation) on securities sold short                                (103,750)
                                                                                             -----------
TOTAL NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS                            38,298,858

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $37,183,633
                                                                                             -----------
                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

THE ROBERTSON STEPHENS VALUE + GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED   YEAR ENDED
                                                                                           3/31/95       3/31/94
                                                                                         ------------  -----------
OPERATIONS
Net investment (loss)                                                                    $ (1,115,225) $  (122,173)
Net realized (loss)/gain on investments                                                    (1,344,592)   1,398,372
Net realized gain/(loss) on options                                                           455,848     (587,124)
Net realized gain on securities sold short                                                     73,750       41,095
Net change in unrealized appreciation on investments                                       39,217,602      287,712
Net change in unrealized appreciation on options                                                   --       96,656
Net change in unrealized (depreciation) on securities sold short                             (103,750)     (85,898)
                                                                                         ------------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       37,183,633    1,028,640

DISTRIBUTIONS TO SHAREHOLDERS
Investment income                                                                                  --      (51,014)
Realized gains on investments                                                              (1,566,892)    (524,428)
                                                                                         ------------  -----------
TOTAL DISTRIBUTIONS                                                                        (1,566,892)    (575,442)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets resulting from capital share transactions                      348,785,903   26,213,815
                                                                                         ------------  -----------
TOTAL CAPITAL SHARE TRANSACTIONS                                                          348,785,903   26,213,815
                                                                                         ------------  -----------

TOTAL INCREASE IN NET ASSETS                                                              384,402,644   26,667,013

NET ASSETS
Beginning of year                                                                          44,500,363   17,833,350
                                                                                         ------------  -----------
End of year                                                                              $428,903,007  $44,500,363
                                                                                         ------------  -----------
                                                                                         ------------  -----------

   The accompanying notes are an integral part of these financial statements.

                                                  MARCH 31, 1995 ANNUAL REPORT

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                                                 YEAR           PERIOD (1)
                                                                                YEAR ENDED       ENDED           ENDED
                                                                                  3/31/95       3/31/94          3/31/93
                                                                               ------------   -----------      -----------
Net Asset Value, beginning of period                                           $      13.56   $     11.94      $     10.00
                                                                               ------------   -----------      -----------
 Net investment (loss)/income                                                         (0.18)        (0.04)            0.12
 Net realized gain and unrealized appreciation on investments                          5.07          1.99             1.88
                                                                               ------------   -----------      -----------
  Total increase in net assets resulting from operations                               4.89          1.95             2.00
 Distributions from net investment income                                                --         (0.03)           (0.06)
 Distributions from realized gain on investments                                      (0.20)        (0.30)              --
                                                                               ------------   -----------      -----------
  Total Distributions                                                                 (0.20)        (0.33)           (0.06)
                                                                               ------------   -----------      -----------
NET ASSET VALUE, END OF PERIOD                                                 $      18.25   $     13.56      $     11.94
                                                                               ------------   -----------      -----------
                                                                               ------------   -----------      -----------
TOTAL RETURN                                                                          36.27%        16.32%           20.05%

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period                                                      $428,903,007   $44,500,363      $17,833,350
Ratio of Expenses to Average Net Assets                                                1.68%         1.55%(2)         1.33%(2)
Ratio of Net Investment (Loss)/Income to Average Net Assets                           (1.09)%       (0.51)%(2)        1.26%(2)
Portfolio Turnover Rate                                                                 232%          250%             210%

(1) From April 21, 1992 (Commencement of Operations) to 3/31/93.

(2) If the Fund had paid all of its expenses and had received no reimbursement from the Advisor, the ratio of expenses to average net assets for the periods ended March 31, 1994 and March 31, 1993 would have been 2.35% and 2.71% (annualized), respectively, and the ratio of net investment income/(loss) to average net assets would have been (1.31)% and (0.12)% (annualized), respectively.

Per share data for each of the periods has been determined by using the average number of shares outstanding throughout each period.
Ratios, except for total return and portfolio turnover rate, have been annualized.


   The accompanying notes are an integral part of these financial statements.

THE ROBERTSON STEPHENS VALUE + GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Value+Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust, a Massachusetts business trust organized on May 11, 1987 (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on May 12, 1992. Prior to the public offering, shares were offered in a private placement offering on April 21, 1992, at $10 per share, to sophisticated investors under Section 4(2) of the Securities Act of 1933. The Trust currently offers four series of shares - The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund and The Robertson Stephens Emerging Markets Fund. The assets for each series are segregated and accounted for separately.

1. SIGNIFICANT ACCOUNTING POLICIES: The following policies are in conformity with generally accepted accounting principles.

  a. INVESTMENT VALUATIONS:

    - Marketable equity securities including options are valued at the last sale price on the principal exchange or market on which they are traded, or, if there were no sales that day, at the mean between the closing bid and asked prices. At March 31, 1995, 100% of the Fund's portfolio was valued in this manner.

    - Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At March 31, 1995, no security of the Fund was valued using these guidelines and procedures.

  b. REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 102% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Advisor to have satisfactory creditworthiness. At March 31, 1995, the collateral held by the Fund against the outstanding repurchase agreement was 102% of the repurchase agreement price.

  c. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code on both excise tax and income tax provisions applicable to regulated investment companies. The Code permits the Fund, a regulated investment company, to avoid imposition of taxes by meeting various qualification requirements on assets, income and distributions to shareholders. The Fund intends to continue to meet these requirements. Accordingly, there is no provision for federal income taxes.

  d. SECURITIES TRANSACTIONS: Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

  e. INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

  f. CAPITAL ACCOUNTS: The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain
     (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

2. CAPITAL SHARES:

  a. TRANSACTIONS: The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the years ended March 31, 1995 and 1994 were as follows:


                       4/1/94 - 3/31/95          4/1/93 - 3/31/94
                 --------------------------  ------------------------
                    SHARES        AMOUNT       SHARES      AMOUNT
                 -----------  -------------  ----------  ------------
    Shares sold   34,759,244  $ 574,001,458   4,182,038  $ 58,975,561
    Shares
     reinvested       79,555      1,276,754      42,857       559,716
                 -----------  -------------  ----------  ------------
                  34,838,799    575,278,212   4,224,895    59,535,277
    Shares
     redeemed    (14,619,427)  (226,492,309) (2,435,225)  (33,321,462)
                 -----------  -------------  ----------  ------------
    Net
     increase     20,219,372  $ 348,785,903   1,789,670  $ 26,213,815
                 -----------  -------------  ----------  ------------
                 -----------  -------------  ----------  ------------

THE ROBERTSON STEPHENS VALUE + GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES:

  a. ADVISORY FEES AND EXPENSE LIMITATION: Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM"), of which Robertson, Stephens & Company, L.P. ("RS & Co."), the Fund's Distributor, is the sole Limited Partner, an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the year ended March 31, 1995, the Fund incurred investment advisory fees of $1,260,821. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees, which exceed 1.9% of the Fund's average daily net assets. The advisory agreement for the Value+Growth Fund permits RSIM to seek reimbursement of any reductions made to its management fee within the two-year period following such reduction, subject to the Value+Growth Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. At March 31, 1995, the reduction of the past management fee due back to RSIM was $172,210.

  b. AFFILIATED PERSONS: Certain officers and Trustees of the Fund are also limited partners and/or employees of RS & Co. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM's General Partner, RS & Co., Inc., and a Limited Partner and Chief Operating Officer of the Fund's Distributor, RS & Co. John P. Rohal, a Trustee of the Fund, is a Limited Partner and Director of Research for RS & Co. All affiliated persons and access persons of the Fund, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

  c. COMPENSATION OF TRUSTEES AND OFFICERS: Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $17,480 for the year ended March 31, 1995.

  d. BROKERAGE COMMISSIONS: RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. For the year ended March 31, 1995, the Fund paid brokerage commissions of $82,270 to RS & Co. which represented 12.4% of total commissions paid for the period.

4. INVESTMENTS:

  a. PORTFOLIO TURNOVER RATE: The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding options, securities sold short and short-term investments) measured as a percentage of the Fund's average monthly portfolio, for the year ended March 31, 1995, was 232%.

  b. TAX BASIS OF INVESTMENTS: At March 31, 1995, the cost of investments for federal income tax purposes was $390,066,745. Accumulated net unrealized appreciation on investments was $40,305,892 consisting of gross unrealized appreciation and depreciation of $44,541,060 and $4,235,168 respectively.

  c. INVESTMENT PURCHASES AND SALES: For the year ended March 31, 1995, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $605,628,567 and $257,806,822, respectively.

  d. OPTIONS: The Fund may utilize options to hedge investments against adverse price fluctuations or as a means of capitalizing on price or value movements of currencies, securities or indices the Fund does not own. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk of writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may be unable to enter into a closing transaction due to lack of a secondary market. The Fund limits its aggregate option positions for all purposes to 25% of the Fund's total assets. In addition, the Fund is prohibited from writing the far riskier "naked" option - where the Fund writes an option when it does not own the underlying instrument. At March 31, 1995, the Fund did not own any options. For the year ended March 31, 1995, the cost of options purchased and the proceeds of options sold were $677,623 and $1,901,814, respectively.

THE ROBERTSON STEPHENS VALUE + GROWTH FUND

  e. SHORT SALES: Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. government securities sufficient to collateralize the sales proceed of its short positions. The Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above, while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding. The Fund limits the value of short sell positions (excluding short sales "against the box") to 25% of the Fund's total assets. At March 31, 1995, the Fund did not sell any securities short. For the year ended March 31, 1995, the cost of investments purchased to cover short sales was $637,500.

                                                MARCH 31, 1995 ANNUAL REPORT


                    REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Robertson Stephens Value + Growth Fund

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Value + Growth Fund (one of the series constituting The Robertson Stephens Investment Trust, hereinafter referred to as the "Fund") at March 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
San Francisco, California
April 21, 1995

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS

SCHEDULE OF NET ASSETS

SEPTEMBER 30, 1995 (UNAUDITED)                    SHARES              VALUE
-------------------------------------------------------------------------------
COMMON STOCKS
ALUMINUM -  7.6%
Kaiser Aluminum Corporation(1)                    759,100       $11,101,838
MAXXAM, Inc.                                      507,800        24,945,675
Western Mining                                    335,000         2,192,488
-------------------------------------------------------------------------------
                                                                 38,240,001
-------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 6.5%
American Buildings Company                        398,000         9,402,750
Easco, Inc.(1)                                    192,500         1,443,750
Royal Plastics Group, Ltd.                      1,666,300        21,849,965
-------------------------------------------------------------------------------
                                                                 32,696,465
-------------------------------------------------------------------------------
COPPER MINING - 3.1%
Adrian Resources Ltd.                           1,764,003         6,890,124
Chase Resources Corporation                       212,900           316,792
Indochina Goldfields,Ltd. - Restricted(2)       1,700,000         8,500,000
-------------------------------------------------------------------------------
                                                                 15,706,916
-------------------------------------------------------------------------------
ENERGY - 6.8%
Anderson Exploration, Ltd.                        282,100         2,649,738
Anzoil N.L.                                    45,842,000         4,850,272
Coflexip - ADR(3)                                  20,000           307,500
Conwest Exploration Company, Ltd.(1)               50,000           957,890
Louisiana Land & Exploration(1)                   168,500         6,002,813
McMoRan Oil & Gas Company                       1,412,420         4,502,089
Nescor Energy - Restricted(2)                     375,000         1,125,000
Oryx Energy Company                               486,200         6,320,600
Petro-Canada Installment Receipts                 500,000         2,437,500
Tide West Oil Company                             505,000         5,428,750
-------------------------------------------------------------------------------
                                                                 34,582,152
-------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.9%
Dundee Bancorp,Inc., Class A                    1,994,200        19,844,078
-------------------------------------------------------------------------------
                                                                 19,844,078
-------------------------------------------------------------------------------
GAMING/ENTERTAINMENT - 0.3%
Hollywood Park,Inc.(1)                            114,000         1,396,500
-------------------------------------------------------------------------------
                                                                  1,396,500
-------------------------------------------------------------------------------
GOLD MINING - 13.4%
Ashanti Goldfields - GDS(1),(4)                   600,000        12,300,000
Cambior, Inc.(1)                                1,159,900        12,297,132
Carson Gold Corporation                           978,500           749,836
Carson Gold Corporation - Warrants(5)             125,000                 0
Central Fund of Canada, Class A(1)                487,300         2,375,588
Delta Gold Mining Corporation                   1,142,600           646,065

The accompanying notes are an integral part of these financial statements.

                                             ROBERTSON, STEPHENS & COMPANY


                                                   SHARES             VALUE
-------------------------------------------------------------------------------
El Callao Mining Corporation                      450,000      $    261,141
Golden Shamrock Mines, Ltd.                     6,477,000         4,111,759
Golden Star Resources, Ltd.(1)                  1,677,500         9,984,376
Golden Star Resources, Ltd. - Warrants(5)          75,000                 0
Guyanor Resources, S.A.                           335,500           898,594
MK Gold Company                                   636,000         2,385,000
Newmont Mining Corporation(1)                     325,000        13,812,500
Queenstake Resources, Ltd.                      2,039,300           910,334
Queenstake Resources, Ltd. - Warrants(5)          500,000                 0
Rayrock Yellowknife Resources, Inc.                63,500           513,773
Tombstone Explorations Co., Ltd.                  244,500           198,278
Vengold, Inc.                                   4,756,400         5,838,896
Vengold, Inc., Series A Warrants(5)             1,286,000           564,497
-------------------------------------------------------------------------------
                                                                 67,847,769
-------------------------------------------------------------------------------
INTERNATIONAL CONGLOMERATE - 1.8%
Lonrho PLC(1)                                   3,390,000         8,891,452
-------------------------------------------------------------------------------
                                                                  8,891,452
-------------------------------------------------------------------------------
NICKEL MINING - 22.6%
Diamond Fields Resources, Inc.                  6,983,600       114,306,376
-------------------------------------------------------------------------------
                                                                114,306,376
-------------------------------------------------------------------------------
REAL ESTATE - 4.9%
Atlantic Gulf Communities                          532,000        4,056,500
Avatar Holdings                                    307,600       11,381,200
Catellus Development                             1,412,100        9,002,138
FM Properties                                      123,500          231,563
-------------------------------------------------------------------------------
                                                                 24,671,401
-------------------------------------------------------------------------------
SPECIALTY CHEMICALS - 2.4%
Intertape Polymer Group(1)                         200,000        5,850,000
Monsanto Company(1)                                 28,000        2,821,000
NL Industries, Inc.                                215,000        3,547,500
-------------------------------------------------------------------------------
                                                                 12,218,500
-------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 3.5%
China Yuchai International(1)                     358,300         4,389,175
Harper Group(1)                                   397,000         7,543,000
Westinghouse Air Brake Company                    400,000         5,750,000
-------------------------------------------------------------------------------
                                                                 17,682,175
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 76.7% (Cost: $289,613,656)               $388,083,785
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS

                                                   SHARES             VALUE
-------------------------------------------------------------------------------
PREFERRED STOCKS
United Services Advisors, Pfd.                    279,860     $     734,633
Catellus Development, 3.625%, Conv. Pfd.,
12/31/99, Series B(1)                              30,000         1,215,000
TOTAL PREFERRED STOCKS - 0.4% (Cost: $2,852,688)                  1,949,633


                                                CONTRACTS             VALUE
-------------------------------------------------------------------------------
PUT OPTIONS
S&P 500 INDEX PUT OPTIONS
December 95    450                                    615            17,296
December 95    460                                    500            15,625
December 95    475                                    902            33,825
December 95    485                                    500            25,000
December 95    500                                  1,301           121,968
December 95    525                                  2,573           369,868
December 95    550                                  1,395           470,812
December 95    560                                    345           155,250
March 96       500                                    525           124,688
March 96       525                                    350           146,562
March 96       540                                    975           560,625
March 96       565                                    450           416,250
June 96        525                                    250           173,437
June 96        550                                    250           262,500
June 96        565                                    350           485,625
Cult 5 Technology Put Basket Dec. 1995  100            10             2,418
Cult 6 Technology Put Basket Mar. 1996  100            20           180,899
Cult 7 Technology Put Basket Jun. 1996  100            10           686,496
Cult 8 Technology Put Basket Sep. 1996  100             9           918,276
TOTAL PUT OPTIONS - 1.0% (Cost: $20,224,063)                      5,167,420


-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 78.1% (Cost: $312,690,407)                  395,200,838
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CASH - 0.6%                                                       3,171,684
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT
Cash                                                              2,100,000
U.S. Treasury Bills, 5.35%, due 10/5/95                          94,943,422
Repurchase Agreement (Segregated)                                15,511,000
   State Street Bank and Trust Company, 5.25%, dated
   8/29/95, due 10/02/95, maturity value $15,517,786
   (collateralized by $14,100,000 par value U.S. Treasury
   Notes, 7.625%, due 12/15/22)
-------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND CUSTODIAN BANK
FOR SECURITIES SOLD SHORT - 22.2%                               112,554,422


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY


-------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 21.5%     $ 108,676,350

-------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (22.2)% (Proceeds: $108,676,350)       (112,553,341)

-------------------------------------------------------------------------------
OTHER ASSETS, NET - (0.2)%                                         (811,176)

-------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                      $506,238,777
-------------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 1995 (UNAUDITED)                     SHARES            VALUE
-------------------------------------------------------------------------------
LONG TERM HEALTHCARE - (1.1)%
Foundation Health                                 149,500       $5,699,688
-------------------------------------------------------------------------------
                                                                 5,699,688
-------------------------------------------------------------------------------
HEALTHCARE/MEDICAL TECHNOLOGY/HMO - (1.3)%
Integrated Health Services                        128,500        3,630,125
Pyxis Corporation                                 140,000        2,712,500
-------------------------------------------------------------------------------
                                                                 6,342,625
-------------------------------------------------------------------------------
MEDICAL SUPPLIES - (2.6)%
Biomet, Inc.                                      291,500        5,028,375
MediSense, Inc.                                   212,400        5,124,150
Safeskin Corporation                              164,100        2,933,287
-------------------------------------------------------------------------------
                                                                13,085,812
-------------------------------------------------------------------------------
MEDICAL SERVICES - (0.3)%
Isolyser Company, Inc.                             44,500        1,518,562
-------------------------------------------------------------------------------
                                                                 1,518,562
-------------------------------------------------------------------------------
COMPUTER SYSTEMS - (0.2)%
Norand Corporation                                 51,000          937,125
-------------------------------------------------------------------------------
                                                                   937,125
-------------------------------------------------------------------------------
COMPUTER SOFTWARE - (0.5)%
FTP Software, Inc.                                 83,000        2,303,250
-------------------------------------------------------------------------------
                                                                 2,303,250
-------------------------------------------------------------------------------

1 Income Producing Securities.
2 See 4f in Notes to Financial Statements.
3 ADR - American Depository Receipts.
4 GDS - Global Depository Shares.
5 See 4g in Notes to Financial Statements.



The accompanying notes are an integral part of these financial statements.

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS

                                                   SHARES             VALUE
-------------------------------------------------------------------------------
PERIPHERALS - (0.9)%
InFocus Systems, Inc.                             123,500       $ 3,041,188
Proxima Corporation                                96,500         1,664,625
-------------------------------------------------------------------------------
                                                                  4,705,813
-------------------------------------------------------------------------------
TELECOMMUNICATIONS - (3.1)%
Cidco, Inc.                                       225,900         7,962,975
Colonial Data Technologies                        250,700         4,637,950
Nextel Communications, Inc - Class A              182,000         3,071,250
-------------------------------------------------------------------------------
                                                                 15,672,175
-------------------------------------------------------------------------------
TECHNOLOGY/NETWORK SYSTEMS - (1.6)%
American Power Conversion Corporation             240,000         2,940,000
Iomega Corporation                                223,000         5,045,375
-------------------------------------------------------------------------------
                                                                  7,985,375
-------------------------------------------------------------------------------
FINANCE/INTEREST SENSITIVE - (0.8)%
Equitable Companies, Inc.                         174,000         4,263,000
-------------------------------------------------------------------------------
                                                                  4,263,000
-------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - (4.7)%
Bed Bath & Beyond, Inc.                           182,000         5,551,000
Best Buy Company, Inc.                             70,000         1,837,500
Callaway Golf Company                             175,000         2,712,500
First Alert, Inc.                                 227,500         3,583,125
Gymboree Corporation                              100,700         3,033,588
Kohls Corporation                                  47,000         2,438,125
Micro Warehouse, Inc.                             104,000         4,758,000
-------------------------------------------------------------------------------
                                                                 23,913,838
-------------------------------------------------------------------------------
SECURITIES DEALERS/MUTUAL FUNDS - (0.2)%
Charles Schwab Corporation                         43,000         1,204,000
-------------------------------------------------------------------------------
                                                                  1,204,000
-------------------------------------------------------------------------------
RESTAURANTS - (1.7)%
Au Bon Pain Co., Class A                          133,000         1,030,750
IHOP Corporation                                  120,000         3,150,000
Papa John's International, Inc.                    96,000         4,320,000
-------------------------------------------------------------------------------
                                                                  8,500,750
-------------------------------------------------------------------------------
CONSUMER TECHNOLOGY - (3.2)%
Acclaim Entertainment, Inc.                       197,671         5,090,028
Electronic Arts, Inc.                             200,000         7,350,000
Sensormatic Electronics Corporation               173,100         3,981,300
-------------------------------------------------------------------------------
                                                                 16,421,328
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - (22.2)%
(Proceeds: $108,676,350)                                       $112,553,341
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY


STATEMENT OF NET ASSETS


                                             SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------
ASSETS
Investments, at value (Cost: $312,690,407)                     $395,200,838
Cash                                                              3,171,684
Deposits with brokers and custodian bank for securities
sold short                                                      112,554,422
Receivable for investments sold                                   7,165,239
Receivable from brokers for securities sold short               108,676,350
Receivable for fund shares subscribed                             1,679,995
Receivable from Adviser                                           1,346,398
Dividends/interest receivable                                       224,657
-------------------------------------------------------------------------------
TOTAL ASSETS                                                    630,019,583

-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
Securities sold short (Proceeds: $108,676,350)                  112,553,341
Payable for investments purchased                                 6,166,166
Loan payable                                                      2,487,946
Payable for fund shares redeemed                                  1,540,603
Accrued expenses                                                  1,022,255
Payables, other                                                      10,495
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                               123,780,806
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL NET ASSETS                                               $506,238,777
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid in capital                                                 466,935,404
Accumulated net realized gain from investments                   28,177,570
Accumulated net realized (loss) from options                    (51,155,712)
Accumulated net realized (loss) from securities sold short      (16,351,498)
Net unrealized appreciation on investments                       97,566,647
Net unrealized (depreciation) on options                        (15,056,643)
Net unrealized (depreciation) on securities sold short           (3,876,991)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL NET ASSETS                                               $506,238,777
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PRICING OF SHARES:                                             $      13.26
   Net Asset Value, offering and redemption price
   per share (net assets of $506,238,777 applicable
   to 38,164,230 shares of beneficial interest
   outstanding with no par value)


The accompanying notes are an integral part of these financial statements.

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS


STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                       $  4,990,554
Dividends (Net of Foreign Tax Withheld of $24,453.79)             1,239,737
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                           6,230,291

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Investment Advisory fees                                          3,761,190
Distribution fees                                                 1,880,571
Custodian and transfer agent fees                                   352,440
Registration and filing fees                                        106,262
Professional fees                                                   108,804
Shareholder reports                                                  66,127
Dividend expense for securities sold short                           40,673
Trustees' fees and expenses                                          11,250
Other                                                                 8,210
-------------------------------------------------------------------------------
                                                                  6,335,527
Less: Reimbursement from Adviser                                   (458,000)
-------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                               5,877,527

-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               352,764
-------------------------------------------------------------------------------
REALIZED GAIN(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION)
ON INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
-------------------------------------------------------------------------------
Net realized gain from investments                               56,788,273
Net realized (loss) from options                                (23,354,136)
Net realized (loss) from securities sold short                  (15,942,145)
Net change in unrealized appreciation on investments             94,936,463
Net change in unrealized appreciation on options                    395,292
Net change in unrealized (depreciation) on securities
sold short                                                      (13,894,776)
-------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON
INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT                   98,928,971

-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $99,281,735
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY


STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE SIX
                                                                      MONTHS ENDED
                                                                           9/30/95           YEAR ENDED
                                                                       (UNAUDITED)              3/31/95
-------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                          $    352,764        $  (1,464,747)
Net realized gain/(loss) from investments                               56,788,273          (17,429,453)
Net realized (loss) from options                                       (23,354,136)         (27,569,968)
Net realized (loss)/gain from securities sold short                    (15,942,145)           1,299,923
Net change in unrealized appreciation/(depreciation) on investments     94,936,463          (10,936,753)
Net change in unrealized appreciation/(depreciation) on options            395,292          (28,287,843)
Net change in unrealized (depreciation)/appreciation on securities
sold short                                                             (13,894,776)           1,117,823
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
Realized gains on investments                                                    0          (12,605,850)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                              0          (12,605,850)

-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions     9,311,017            8,572,147
TOTAL CAPITAL SHARE TRANSACTIONS                                         9,311,017            8,572,147

-------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                108,592,752          (87,304,721)

-------------------------------------------------------------------------------------------------------
NET ASSETS

-------------------------------------------------------------------------------------------------------
Beginning of period                                                    397,646,025          484,950,746
End of period                                                         $506,238,777         $397,646,025
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS


FINANCIAL HIGHLIGHTS


                                                              FOR THE SIX
                                                             MONTHS ENDED
FOR A SHARE OUTSTANDING                                           9/30/95      YEAR ENDED     FOR THE PERIOD
THROUGHOUT EACH PERIOD                                        (UNAUDITED)         3/31/95     6/3/93-3/31/94
------------------------------------------------------------------------------------------------------------
Net Asset Value Begining of period                           $      10.70      $   12.34      $        10.00

------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                         0.01          (0.04)              (0.02)
Net realized gain/(loss) and unrealized
appreciation/(depreciation) on investments                           2.55          (1.35)               2.36
Total Increase/(Decrease) in Net Assets Resulting from
Operations                                                           2.56          (1.39)               2.34

------------------------------------------------------------------------------------------------------------
Distribution from realized gains on investments                         -          (0.25)                  -

------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $13.26         $10.70              $12.34
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       23.93%       (11.23)%              23.40%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net Assets, end of period                                    $506,238,777    $397,646,025       $484,950,746
Ratio of Expenses to Average Net Assets                             2.34%          2.46%               2.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets         0.14%        (0.27)%             (0.77)%
Portfolio Turnover Rate                                               34%            79%                 14%

Per share data for each period has been determined by using the average number of shares outstanding throughout each period.

Ratios, except for total return and portfolio turnover rate, have been annualized.

If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the year ended March 31, 1995, and the quarter ended September 30, 1995, would have been 2.58% and 2.52% respectively, and the ratio of net investment (loss) to average net assets would have been (0.42)% and (0.04)%, respectively.


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY


NOTES TO FINANCIAL STATEMENTS


The Robertson Stephens Contrarian Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on June 30, 1993. Prior to the public offering, shares were offered in a private placement offering on June 3, 1993, at $10 per share, to sophisticated investors under Section 4(2) of the Securities Act of 1933. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund (effective November 15,
1995), The Robertson Stephens Global Natural Resources Fund (effective November 15, 1995), and The Robertson Stephens Global Low-Priced Stock Fund (effective November 15, 1995). The assets for each series are segregated and accounted for separately.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:
The following policies are in conformity with generally accepted accounting principles.

A.   INVESTMENT VALUATIONS:
Marketable equity securities including options and foreign securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At September 30, 1995, 97.5% of the Fund's long positions and 100% of its short positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources including quotations from market makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At September 30, 1995, 2.5% of the Fund's long positions were valued using these guidelines and procedures.

Principally as a result of significant stock price appreciation, on September 30, 1995 and on October 31, 1995, approximately 22.6% and 24.3%, respectively, of the Contrarian Fund's net assets were invested in the common stock of Diamond Fields Resources, a Canadian corporation. Shares of Diamond Fields Resources, are freely traded on the Toronto Stock Exchange; the shares held by the Fund are currently restricted as to resale within the U.S.

B.   REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS
repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Advisor to have satisfactory creditworthiness.

C.   FEDERAL INCOME TAXES:
The Fund has made no provision for federal income taxes for the six months ended September 30, 1995, as it does not expect to incur any federal income tax for the year. The Fund expects to comply with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

D.   SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

E.   FOREIGN CURRENCY TRANSLATION:
The accounting records of the Fund are maintained in U.S. dollars.
Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investment resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation from investments, options and securities sold short.

F.   INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

G.   CAPITAL ACCOUNTS:
The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

A.   TRANSACTIONS:
The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the six months ended September 30, 1995 and the year ended March 31, 1995, were as follows:

4/1/95 - 9/30/95                SHARES            AMOUNT
--------------------------------------------------------
Shares sold                 22,850,180      $284,406,603

--------------------------------------------------------
Shares redeemed            (21,844,779)     (275,095,586)

--------------------------------------------------------
Net                          1,005,401      $  9,311,017

4/1/94 - 3/31/95                SHARES            AMOUNT
--------------------------------------------------------
Shares sold                 50,424,429      $580,777,746
Shares reinvested            1,072,034        11,311,877
                            51,496,463       592,089,623

--------------------------------------------------------
Shares redeemed            (53,652,411)     (583,517,476)

--------------------------------------------------------
Net                         (2,155,948)     $  8,572,147

ROBERTSON, STEPHENS & COMPANY

NOTE 3  TRANSACTIONS WITH AFFILIATES:

A.   ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson, Stephens Investment Management, L.P. ("RSIM"), of which Robertson, Stephens & Company, L.P. ("RS & Co."), the Fund's Distributor, is the sole Limited Partner, an investment advisory fee calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the six months ended September 30, 1995, the Fund incurred investment advisory fees of $3,761,190. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees but excluding distribution fees and dividend expense for short sales, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

B.   AFFILIATED PERSONS:
Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of RS & Co., the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Paul H. Stephens, Portfolio Manager, is a Member of RS Group and Chief Investment Officer of RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

C.   COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $14,882 for the six months ended September 30, 1995.

D.   DISTRIBUTION FEES:
The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is reviewed annually by the Fund's Board of Trustees. Under this Plan, RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended September 30, 1995, the Fund incurred distribution fees of $1,880,571.

E.   BROKERAGE COMMISSIONS:
RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended September 30, 1995, the Fund paid brokerage commissions of $1,790 to RS & Co. which represented 0.35% of total commissions paid for the period.

NOTE 4  INVESTMENTS:

A.   PORTFOLIO TURNOVER RATE:
The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding options, securities sold short and short-term investments) measured as a percentage of the Fund's average monthly investment portfolio or the six months ended September 30, 1995, was 34%.

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS

B.   TAX BASIS OF INVESTMENTS:
At September 30, 1995, the cost of investments for federal income tax purposes was $420,597,741. Accumulated net unrealized appreciation on investments was $77,863,997, consisting of gross unrealized appreciation and depreciation of $158,685,307, and $80,821,310, respectively.

C.   INVESTMENT PURCHASES AND SALES:
For the six months ended September 30, 1995, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $148,135,632 and $179,383,847, respectively.

D.   OPTIONS:
At September 30, 1995, 3.1% of the Fund's net assets consisted of premiums paid for the purchase of S&P 500 Index put options to hedge portfolio long investments against adverse price fluctuations, and 0.9% of the Fund's net assets represent premiums paid for the purchase of put options on baskets of securities of issuers in the technology sector of the overall market, which we believe is most vulnerable to significant price decline.

The risk associated with the purchase of these put options is limited to the premium originally paid. The premium paid for the purchase of these options is included in the Fund's "Statement of Net Assets" as an investment and subsequently mark-to-market daily to reflect the market value of the options.

"CULT 5", "CULT 6", "CULT 7", AND "CULT 8" TECHNOLOGY
PUT BASKET OPTIONS:
The "Cult 5", "Cult 6", "Cult 7", and "Cult 8" Technology Put Basket Options (the "Options") are European style put options expiring December 26, 1995, March 26, 1996, June 28, 1996, and September 27, 1996, respectively. The Options, customized for the Fund, are based on the underlying price of different groups of high technology stocks. The "Cult 5" Basket contains 13 securities, the "Cult 6" Basket contains 14 securities, the "Cult 7" Basket contains 11 securities, and the "Cult 8" Basket contains 13 securities. The market value of the Options is determined daily based on the price of the underlying stocks, market volatility, exercise date, and other relevant parameters.

E.   SHORT SALES:
Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date.
The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. The Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above, while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale "against the box," it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding. The Fund limits the value of short positions (excluding short sales "against the box") to 25% of the Fund's total assets. At September 30, 1995, the Fund had 22% of its total assets in short positions. For the six months ended September 30, 1995, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $97,008,883 and $84,281,793, respectively.

ROBERTSON, STEPHENS & COMPANY

F.   RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. At September 30, 1995, the Fund held restricted securities with an aggregate value of $9,625,000, which represented 1.9% of the Fund's total net assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees.

                      SHARES    COST    VALUE  ACQUISITION
SECURITY               (000)   (000)    (000)         DATE
----------------------------------------------------------
Indochina Goldfields     233  $  233   $1,165      3/24/94
                         117     117      585      3/28/94
                         750   1,469    3,750      5/26/94
                         600   3,000    3,000      8/18/95
Nescor Energy            125     125      375      4/18/94
                         250     500      750      5/05/94

G.   WARRANTS:
A warrant is an option which normally entitles the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period.

The following warrants were valued such that when the exercise price of the warrant was less than that of the underlying common stock, the warrant was priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values a warrant by determining the differential between the exercise price of the warrant and the current price of the underlying stock based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. If the exercise price was greater than that of the underlying common stock, the warrant was valued at zero. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

                        SHARES    COST   VALUE    EXPIRATION
SECURITY                 (000)   (000)   (000)          DATE
------------------------------------------------------------
Carson Gold
Corporation - Warrants    125      $ 0     $ 0      12/23/95
Golden Star Resources -
Warrants                   75        0       0       7/31/96
Queenstake Resources -
Warrants                  500        0       0       3/18/97
Vengold, Inc. - Series A
Warrants                1,286       13     564       6/30/00


H.   FOREIGN SECURITIES:
Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, reevaluation of currencies, adverse political, social and economic developments and less reliable information about issuers. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets. The Fund intends to invest no more than 40% of its total assets exclusively in one foreign country. At September 30, 1995, the Fund had investments worth no more than 32% of its total assets in any one foreign country.

THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS



SCHEDULE OF NET ASSETS


SEPTEMBER 30, 1995 (UNAUDITED)                            SHARES          VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
COMMON STOCKS
CZECH REPUBLIC - 17.6%
Ceske Energeticke Zavody A.S.                             22,300     $  921,767
Komercni Banka A.S. - GDR(3)                              40,000        773,200
SPT Telecom A.S.                                           4,000        384,528
Tabak A.S.                                                 3,985        672,478
The Czech Republic Fund, Inc.(1)                           27,500        354,063

-------------------------------------------------------------------------------
                                                                      3,106,036
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
HONG KONG - 3.5%
ASM Pacific Technology Ltd.(1)                           460,000        440,265
Cathay Investment Fund Ltd.                              170,000        180,297
-------------------------------------------------------------------------------
                                                                        620,562
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INDIA - 0.6%
Sanghi Poyesters Limited - GDS(4)                          30,000         97,500
-------------------------------------------------------------------------------
                                                                         97,500
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INDONESIA - 10.7%
First Dynasty Mines, Ltd.                                100,000        557,994
PT Bank Dagang Nasional Indonesia, Foreign(1,5)          350,000        320,569
PT Dynaplast, Foreign(1,5,6)                             510,000        472,743
PT Multibreeder Adirama, Foreign(5,6)                    749,000        413,264
PT Sumalindo Lestari Jaya, Foreign (1,5)                 130,000        117,634
-------------------------------------------------------------------------------
                                                                      1,882,204
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
KOREA - 12.1%
LG Electronics, Inc. - GDR(3)                             70,000        875,000
Pohang Iron & Steel Company, Ltd. - ADR(1,2)              10,700        351,763
Samsung Electronics - GDS(4)                              12,808        909,368
-------------------------------------------------------------------------------
                                                                      2,136,131
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MALAYSIA - 10.0%
Aokam Perdana Berhad(1)                                  300,000        603,105
Land and General Berhad(1)                               200,000        525,478
Lingui Developments Berhad(1)                            300,000        632,962
-------------------------------------------------------------------------------
                                                                      1,761,545
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


14


                                                   ROBERTSON, STEPHENS & COMPANY


                                                          SHARES          VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MEXICO - 12.3%
Cementos de Mexico, S.A. - ADR(1,2)                       40,000     $  322,500
Grupo Industrial Durango S.A. de C.V. - ADR(2)            30,000        270,000
Grupo Tribasa S.A. de C.V. - ADR(2)                       75,000        553,125
Industrias Penoles S.A.                                   75,000        282,132
Seguros Comercial America, S.A. Class B                  540,000        133,730
Vitro Sociedad Anonima - ADR(1,2)                         75,000        609,375
-------------------------------------------------------------------------------
                                                                      2,170,862
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MOROCCO - 1.2%
C. Oriental                                                6,472        218,218
-------------------------------------------------------------------------------
                                                                        218,218
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PHILIPPINES - 8.8%
Filinvest Land, Inc.                                   2,910,000        938,169
International Container Terminal Services, Inc.          600,000        379,966
Negros Navigation Company, Inc.                        1,268,500        175,268
Robinson's Land Corporation, Series B                    443,600         62,994
-------------------------------------------------------------------------------
                                                                      1,556,397
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THAILAND - 13.5%
Alphatec Electronics Company, Ltd., Foreign(1,5,6)        30,000        411,237
Bangkok Bank Company, Ltd., Foreign(1,5)                  23,000        258,458
GSS Array Technologies Company, Ltd., Foreign(1,5)       230,000      1,063,160
Regional Container Lines, Foreign(1,5,6)                  44,960        644,973
-------------------------------------------------------------------------------
                                                                      2,377,828
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
VENEZUELA - 5.4%
Corimon C.A. Sponsored - ADR(1,2)                         50,000        275,000
Siderurgica Venezolana Sivensa - ADR(1,2,6)              330,000        672,441
-------------------------------------------------------------------------------
                                                                        947,441
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 95.7%(Cost: $18,489,068)                       16,874,724
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                                                                              15

THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS


SCHEDULE OF NET ASSETS (CONTINUED)


SEPTEMBER 30, 1995 (UNAUDITED)                         CONTRACTS          VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PUT OPTIONS
-------------------------------------------------------------------------------
S&P 500 INDEX PUT OPTIONS
December 1995      525                                       100      $  14,375
December 1995      550                                        50         16,875
December 1995      560                                       100         45,000
-------------------------------------------------------------------------------
TOTAL PUT OPTIONS - 0.4% (Cost: $245,750)                                76,250


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 96.1% (Cost: $18,734,818)                        16,950,974
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-------------------------------------------------------------------------------
Czech Koruna                                                            106,426
-------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 0.6%                                  106,426


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
OTHER ASSETS, NET - 3.3%                                                588,614
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                           $17,646,014
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


(1) Income producing security.
(2) ADR - American Depository Receipt.
(3) GDR - Global Depository Receipt.
(4) GDS - Global Depository Shares.
(5) Foreign - Foreign Shares.
(6) See 1a in Notes to Financial Statements.


The accompanying notes are an integral part of these financial statements.


16


STATEMENT OF NET ASSETS


                                                 SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------
Investments, at value (Cost: $18,734,818)                         $  16,950,974
Cash and cash equivalents                                               106,426
Receivable for investments sold                                       1,313,882
Receivable for fund shares subscribed                                    67,428
Receivable from Adviser                                                 130,891
Dividends/interest receivable                                            31,341
Tax reclaim receivable                                                      124
-------------------------------------------------------------------------------
TOTAL ASSETS                                                         18,601,066


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
Payable for investments purchased                                       632,209
Payable for fund shares redeemed                                         24,643
Payable, other                                                          295,787
Tax withholding                                                           2,413
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                       955,052


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $ 17,646,014
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid in capital                                                      20,371,742
Accumulated undistributed net investment gain                             6,462
Accumulated net realized (loss) from investments                       (803,806)
Accumulated net realized (loss) from options                           (128,100)
Accumulated net realized (loss) from securities sold short              (17,500)
Net unrealized (depreciation) on investments                         (1,614,284)
Net unrealized (depreciation) on options                               (168,500)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $ 17,646,014
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PRICING OF SHARES:                                                      $  9.09
      Net Asset Value, offering and redemption price per share
      (net assets of $17,646,014 applicable to 1,940,852 shares of beneficial interest outstanding with no par value)
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS


STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                              $  53,112
Dividends (Net of foreign tax of $13,286)                               104,379
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 157,491


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Investment advisory fees                                                 96,227
Custodian and transfer agent fees                                        39,398
Professional fees                                                        38,188
Distribution fees                                                        27,759
Shareholder reports                                                      24,407
Trustees' fees and expenses                                              11,250
Registration and filing fees                                             19,517
Other                                                                     6,820
Dividend expense for securities sold short                                  551
-------------------------------------------------------------------------------
                                                                        264,117

Less: Reimbursement from Adviser                                        (86,714)
-------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                     177,403


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET INVESTMENT (LOSS)                                                   (19,912)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
REALIZED (LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS,
OPTIONS AND SECURITIES SOLD SHORT
-------------------------------------------------------------------------------
Net realized (loss) from investments                                    (86,007)
Net realized (loss) from options                                       (128,100)
Net realized (loss) from securities sold short                          (17,500)
Net change in unrealized appreciation on investments                    704,682
Net change in unrealized (depreciation) on options                     (168,500)
-------------------------------------------------------------------------------
TOTAL NET REALIZED (LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION)    304,575
ON INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 284,663
-------------------------------------------------------------------------------


The accompanying notes are an intergal part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

STATEMENT OF CHANGES IN NET ASSETS


                                                    FOR THE SIX
                                                   MONTHS ENDED  FOR THE PERIOD
                                                        9/30/95        5/2/94 -
                                                     (UNAUDITED)        3/31/95
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------
Net investment (loss)/income                         $  (19,912)     $  103,473
Net realized (loss) from investments                    (86,007)       (880,354)
Net realized (loss) from options                       (128,100)              -
Net realized (loss)/gain from securities sold short     (17,500)        344,728
Net change in unrealized appreciation/(depreciation)
 on investments                                         704,682      (2,318,966)
Net change in unrealized (depreciation) on options     (168,500)              -
-------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                             284,663      (2,751,119)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------
Net investment income                                         -         (77,099)
Realized gains on investments                                 -        (182,173)
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           -        (259,272)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------
Net increase in net assets resulting from capital
 share transactions                                   9,016,223      11,355,519

-------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                      9,016,223      11,355,519


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                          9,300,886       8,345,128
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                                   8,345,128               0
End of period                                      $ 17,646,014     $ 8,345,128
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS


FINANCIAL HIGHLIGHTS


                                                    FOR THE SIX
                                                   MONTHS ENDED  FOR THE PERIOD
FOR A SHARE OUTSTANDING                                 9/30/95        5/2/94 -
THROUGHOUT EACH PERIOD:                              (UNAUDITED)        3/31/95
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Asset Value, beginning of period                 $     8.57      $    10.00


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net investment (loss)/income                              (0.01)           0.06
Net realized (loss) and unrealized appreciation/
 (depreciation) on investments                             0.53           (1.36)
Total Increase/(Decrease) in Net Assets Resulting
 from Operations                                           0.52           (1.30)



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distributions from net investment income                      -           (0.04)
Distributions from realized gains on investments              -           (0.09)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     9.09      $     8.57


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN                                              6.07%        (13.14)%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net Assets, end of period                         $  17,646,014    $  8,345,128
Ratio of Expenses to Average Net Assets                   2.29%           3.15%
Ratio of Net Investment Income/(Loss) to Average
 Net Assets                                             (0.26)%           0.72%
Portfolio Turnover Rate                                     65%            124%


Per share data has been determined by using the average number of shares outstanding throughout the period.

Ratios, except for total return and portfolio turnover rate, have been annualized.

If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the year ended March 31, 1995, and the six months ended September 30, 1995, would have been 3.46% and 3.41%, respectively, and the ratio of net investment income/(loss) to average net assets would have been 0.41% and (1.38)%, respectively.


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Developing Countries Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on April 29, 1994, and it started to offer shares to the public on May 2, 1994. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund (effective November 15, 1995), The Robertson Stephens Global Natural Resources Fund (effective November 15, 1995), and The Robertson Stephens Global Low-Priced Stock Fund (effective November 15,
1995). The assets for each series are segregated and accounted for separately.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:
The following policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS:
Marketable equity securities including options and foreign securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At September 30, 1995, 89% of the Fund's long positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources including quotations from market makers and fundamental valuation methods which include, but are not limited to, the analysis of:
the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At September 30, 1995, 11% of the Fund's long positions were valued using these guidelines and procedures.

B. REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

C. FEDERAL INCOME TAXES:
The Fund has made no provision for federal taxes for the quarter ended September 30, 1995, as it does not expect to incur any federal income tax for the year. The Fund expects to comply with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

D. SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS


NOTES TO FINANCIAL STATEMENTS


E. FOREIGN CURRENCY TRANSLATION:
The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

G. CAPITAL ACCOUNTS:
The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

A. TRANSACTIONS:
The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the six months ended September 30, 1995, and for the period ended March 31, 1995, were as follows:



4/1/95 - 9/30/95                                         SHARES          AMOUNT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Shares sold                                           2,137,211   $  20,022,419

Shares reinvested                                             -               -
-------------------------------------------------------------------------------
                                                      2,137,211      20,022,419

-------------------------------------------------------------------------------
Shares redeemed                                      (1,170,691)    (11,006,196)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net increase                                            966,520   $   9,016,223
-------------------------------------------------------------------------------


5/2/94 - 3/31/95                                         SHARES          AMOUNT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Shares sold                                           3,093,680     $30,436,016
Shares reinvested                                        26,976         252,773
-------------------------------------------------------------------------------
                                                      3,120,656      30,688,789

-------------------------------------------------------------------------------
Shares redeemed                                      (2,146,325)    (19,333,270)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net increase                                            974,331    $ 11,355,519
-------------------------------------------------------------------------------


NOTE 3  TRANSACTIONS WITH AFFILIATES:

A. ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of an advisory agreement, which is reviewed and approved annually by the Fund's Board of Trustees, the Fund pays Robertson, Stephens Investment Management, L.P. ("RSIM"), of which Robertson, Stephens & Company, L.P. ("RS & Co."), the Fund's Distributor, is the sole Limited Partner, an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the six months ended September 30, 1995, the Fund incurred investment advisory fees of $96,227. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees but excluding distribution fees and dividend expense for short sales, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

B. AFFILIATED PERSONS:
Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of
RS & Co., the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of

                                                   ROBERTSON, STEPHENS & COMPANY


RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

C. COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $11,250 for the six months ended September 30, 1995.

D. DISTRIBUTION FEES:
The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the six months ended September 30, 1995, the Fund incurred distribution fees of $27,759.

E. BROKERAGE COMMISSIONS:
RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended September 30, 1995, the Fund paid brokerage commissions of $0 to RS & Co.


NOTE 4  INVESTMENTS:

A. PORTFOLIO TURNOVER RATE:
The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding securities sold short and short-term investments), measured as a percentage of the Fund's average monthly investment portfolio for the six months ended September 30, 1995, was 65%.

B. TAX BASIS OF INVESTMENTS:
At September 30, 1995, the cost of investments for federal income tax purposes was $18,734,750. Accumulated net unrealized depreciation on investments was $1,783,664, consisting of gross unrealized appreciation and depreciation of $1,231,563 and $3,015,227, respectively.

C. INVESTMENT PURCHASES AND SALES:
For the six months ended September 30, 1995, the cost of investments purchased and the proceeds from investments sold (excluding securities sold short and short-term investments) were $16,852,866 and $8,860,983, respectively.

D. OPTIONS:
At September 30, 1995, 1.4% of the Fund's net assets consisted of premiums paid for the purchase of S&P 500 Index put options to hedge portfolio long investments against adverse price fluctuations. The risk associated with the purchase of these put options is limited to the premium originally paid. The premium paid for the purchase of these options is included in the Fund's "Statement of Net Assets" as an investment and is subsequently market-to-market daily to reflect the market value of the options.

E. SHORT SALES:
Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases

THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. government securities sufficient to collateralize the market value of its short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale "against the box," it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding. The Fund limits the value of short sell positions (excluding short sales "against the box") to 25% of the Fund's total assets. At September 30, 1995, the Fund had 0% of the Fund's total assets in short positions. For the six months ended September 30, 1995, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $70,500 and $0, respectively.


F. FOREIGN SECURITIES:
Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, reevaluation of currencies, adverse political, social and economic developments and less reliable information about issuers. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets. The Fund intends to invest no more than 40% of its total assets exclusively in one foreign country. At September 30, 1995, the Fund had investments worth no more than 20% of its total assets in any one foreign country.

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS

SCHEDULE OF NET ASSETS


SEPTEMBER 30, 1995 (UNAUDITED)                      SHARES      VALUE
-------------------------------------------------------------------------
BIOTECHNOLOGY - 0.7%
Cephalon, Inc.                                      43,300    $ 1,190,750
-------------------------------------------------------------------------
                                                              $ 1,190,750
-------------------------------------------------------------------------

-------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 3.2%
Cirrus Logic, Inc.                                  19,000      1,087,750
Cyrix Corporation                                   38,200      1,456,375
Mylex Corporation                                   60,000      1,020,000
Read-Rite Corporation                               42,500      1,551,250
Western Digital Corporation                         46,050        731,044
-------------------------------------------------------------------------
                                                                5,846,419
-------------------------------------------------------------------------

-------------------------------------------------------------------------
COMPUTER SOFTWARE - 8.5%
Legato Systems Inc.                                 10,000        265,000
National Instruments Corporation                    36,700        743,175
NetManage, Inc.                                     20,200        479,750
Number Nine Visual Technology Corporation           36,700        605,550
Premenos Technology Corporation                     36,400      1,183,000
Remedy Corporation                                  22,400        789,600
Sierra On-Line, Inc.                                19,900        781,075
Softkey International, Inc.                        100,900      4,464,825
Spectrum Holobyte, Inc.                            216,900      2,738,362
Symantec Corporation                                88,900      2,667,000
Tivoli Systems, Inc.                                23,600        669,650
-------------------------------------------------------------------------
                                                               15,386,987
-------------------------------------------------------------------------

-------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 12.5%
Baby Superstore, Inc.                               22,450      1,013,057
Books a Million, Inc.                              106,400      1,875,300
Cannondale Corporation                              91,700      1,513,050
Creative Computers, Inc.                            28,700        846,650
Gymboree Corporation                               105,100      3,166,138
Hollywood Entertainment                             25,000        539,062
Kohls Corporation                                   74,100      3,843,938
Micro Warehouse, Inc.                               21,200        969,900
Nautica Enterprises, Inc.                           67,700      2,318,725
PetSmart, Inc.                                     117,150      3,953,813
Tiffany & Co.(1)                                    62,700      2,625,562
-------------------------------------------------------------------------
                                                               22,665,195
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

                                                    SHARES      VALUE
-------------------------------------------------------------------------
CONSUMER TECHNOLOGY - 4.7%
Acclaim Entertainment                              141,400    $ 3,641,050
CDW Computer Centers Inc.                           21,200      1,128,900
Electronic Arts                                     98,700      3,627,175
-------------------------------------------------------------------------
                                                                8,397,175
-------------------------------------------------------------------------

-------------------------------------------------------------------------
DATA COMMUNICATIONS/TELECOMMUNICATIONS - 6.0%
3Com Corporation                                    84,900      3,862,950
Bay Networks                                        37,000      1,974,875
Colonial Data Technologies                          91,600      1,694,600
Network General Corporation                         38,300      1,579,875
P-Com, Inc.                                         38,800      1,736,300
-------------------------------------------------------------------------
                                                               10,848,600
-------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 2.7%
United Waste Systems, Inc.                         118,800      4,959,900
-------------------------------------------------------------------------
                                                                4,959,900
-------------------------------------------------------------------------

-------------------------------------------------------------------------
FINANCIAL SERVICES - 1.5%
Credit Acceptance Corporation                      100,000      2,700,000
-------------------------------------------------------------------------
                                                                2,700,000
-------------------------------------------------------------------------

-------------------------------------------------------------------------
HEALTH CARE SERVICES - 12.1%
Advantage Health                                    60,800      2,067,200
Arbor Health Care Company                          184,600      4,291,950
Express Scripts, Inc. Class A                        2,000         88,000
Horizon/CMS Healthcare Corporation                 157,700      3,587,675
Mariner Health Group, Inc.                         150,800      2,130,050
Pediatrix Medical Group Inc.                        30,000        615,000
PhyCor, Inc.                                       138,450      4,741,912
United Dental Care, Inc.                            11,500        345,000
Value Health, Inc.                                 151,600      4,017,400
-------------------------------------------------------------------------
                                                               21,884,187
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS


SEPTEMBER 30, 1995 (UNAUDITED)                      SHARES      VALUE
-------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 19.8%
Coventry Corporation                               115,600    $ 2,283,100
Healthsource, Inc.                                  96,200      4,629,625
Mid Atlantic Medical Services                      222,900      4,374,412
Oxford Health Plans                                 95,400      6,940,350
PacifiCare Health Systems                           87,200      5,929,600
Quintiles Transnational Corporation                 33,200      1,958,800
Sierra Health Services                              98,000      2,450,000
United Healthcare Corporation(1)                   114,800      5,610,850
Wellcare Management Group, Inc.                     66,300      1,541,475
-------------------------------------------------------------------------
                                                               35,718,212
-------------------------------------------------------------------------

-------------------------------------------------------------------------
LONG TERM HEALTH CARE - 3.9%
Health Care and Retirement, Inc.                   135,000      4,336,875
The Multicare Companies, Inc.                      112,900      2,624,925
-------------------------------------------------------------------------
                                                                6,961,800
-------------------------------------------------------------------------

-------------------------------------------------------------------------
MEDICAL SERVICES - 5.5%
American Oncology Resources, Inc.                   14,000        602,000
CompDent Corporation                                56,000      1,638,000
Exogen, Inc.                                        21,200        312,700
HBO & Company(1)                                    90,100      5,631,250
MedPartners, Inc.                                   55,000      1,732,500
-------------------------------------------------------------------------
                                                                9,916,450
-------------------------------------------------------------------------

-------------------------------------------------------------------------
OTHER SERVICES - 6.0%
Corporate Express, Inc.                            155,300      3,785,437
Landstar Systems, Inc.                             129,000      3,112,125
Sylvan Learning Systems, Inc.                      124,700      3,959,225
-------------------------------------------------------------------------
                                                               10,856,787
-------------------------------------------------------------------------

-------------------------------------------------------------------------
RESTAURANTS - 1.8%
Boston Chicken, Inc.                                78,000      2,037,750
Rock Bottom Restaurants                             71,500      1,161,875
-------------------------------------------------------------------------
                                                                3,199,625
-------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY


SEPTEMBER 30, 1995 (UNAUDITED)                      SHARES      VALUE
-------------------------------------------------------------------------
SEMICONDUCTORS - 3.8%
Act Manufacturing                                   25,000     $  318,750
Burr-Brown Corporation                              46,100      1,751,800
Integrated Device Technology, Inc.                  34,000        850,000
Synopsys, Inc.                                      30,800        947,100
VLSI Technology, Inc.                               84,900      2,907,825
-------------------------------------------------------------------------
                                                                6,775,475
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL COMMON STOCKS - 92.7% (Cost:$134,241,345)               167,307,562
-------------------------------------------------------------------------

-------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
-------------------------------------------------------------------------
Applied Micro Circuits Corporation
 Series 3 - Restricted(2)                            2,381         43,953
Managed Health Network, Inc.
  Series B - Restricted(2)                             500         72,930
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS - 0.1%(Cost:$100,001)          116,883
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL INVESTMENTS - 92.8%(Cost:$134,341,346)                  167,424,445
-------------------------------------------------------------------------

-------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-------------------------------------------------------------------------
Cash                                                                  461
Repurchase Agreement                                           15,755,000
    State Street Bank and Trust Company, 5.25%, dated
    9/29/95, due 10/2/95, maturity value $15,759,595
    (collateralized by $14,320,000 par value U.S. Treasury
    Notes, 7.625%, due 11/15/22).
-------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 8.7%                         15,755,461

-------------------------------------------------------------------------
OTHER ASSETS, NET - (1.5)%                                     (2,717,463)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL NET ASSETS - 100%                                      $180,462,443
-------------------------------------------------------------------------

(1) Income producing security.

(2) See 4d in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS

STATEMENT OF NET ASSETS


                                           SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------
Investments, at value (Cost: $134,341,346)                   $167,424,445
Cash and cash equivalents                                      15,755,461
Receivable for investments sold                                   105,300
Receivable for fund shares subscribed                           1,015,446
Dividends/interest receivable                                      12,589
-------------------------------------------------------------------------
TOTAL ASSETS                                                  184,313,241

-------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------
Payable for investments purchased                               3,559,438
Payable for fund shares redeemed                                  136,209
Accrued expenses                                                  155,151
-------------------------------------------------------------------------
TOTAL LIABILITIES                                               3,850,798


-------------------------------------------------------------------------
TOTAL NET ASSETS                                             $180,462,443
-------------------------------------------------------------------------

-------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------
Paid in capital                                               135,153,948
Accumulated net realized gain from investments                 12,225,396
Net unrealized appreciation on investments                     33,083,099
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL NET ASSETS                                             $180,462,443
-------------------------------------------------------------------------

-------------------------------------------------------------------------
PRICING OF SHARES:                                           $      20.43
    Net Asset Value, offering and redemption price per
    share (net assets of $180,462,443 applicable to
    8,832,733 shares of beneficial interest outstanding
    with no par value)
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY


STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------
Interest                                                      $   577,465
Dividends                                                          20,300
Other Income                                                       31,441
-------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                           629,206

-------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------
Investment advisory fees                                          861,209
Distribution fees                                                 215,302
Custodian and transfer agent fees                                 169,600
Professional fees                                                  40,400
Shareholder reports                                                28,300
Trustees' fees and expenses                                        11,250
Registration and filing fees                                       17,250
Other                                                               7,275
-------------------------------------------------------------------------
TOTAL EXPENSES                                                  1,350,586

-------------------------------------------------------------------------
NET INVESTMENT (LOSS)                                             (721,380)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/
(DEPRECIATION) ON INVESTMENTS
-------------------------------------------------------------------------
Net realized gain from investments                              8,396,078
Net change in unrealized appreciation on investments           13,653,332
-------------------------------------------------------------------------
Total Net Realized Gain and Unrealized
 Appreciation on Investments                                   22,049,410
-------------------------------------------------------------------------

-------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $21,328,030
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS

Statement of Changes in Net Assets

                                                        FOR THE SIX
                                                       MONTHS ENDED
                                                            9/30/95   YEAR ENDED
                                                        (UNAUDITED)      3/31/95
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment (loss)                                $   (721,380)  $ (1,654,135)
Net realized gain from investments                      8,396,078      6,598,824
Net change in unrealized appreciation on investments $ 13,653,332     15,035,796
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   21,328,030     19,980,485

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
Realized gains on investments                          (3,856,609)    (19,811,863)
--------------------------------------------------------------------------------
Total Distributions                                    (3,856,609)    (19,811,863)

--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net (decrease)/increase in net assets resulting
 from capital shares transaction                      (19,284,314)    13,915,017
--------------------------------------------------------------------------------
Total Capital Share Transactions                      (19,284,314)    13,915,017

--------------------------------------------------------------------------------
TOTAL (DECREASE)/INCREASE IN NET ASSETS                (1,812,893)    14,083,639
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                   182,275,336    168,191,697
End of period                                        $180,462,443   $182,275,336
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

FINANCIAL HIGHLIGHTS


                                     FOR THE SIX
                                    MONTHS ENDED                                THREE MONTHS
FOR A SHARE OUTSTANDING                  9/30/95      YEAR ENDED   YEAR ENDED          ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
THROUGHOUT EACH PERIOD:              (UNAUDITED)         3/31/95      3/31/94        3/31/93     12/31/92     12/31/91     12/30/90
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period    $  18.36        $  18.37     $  14.71       $  16.77     $  17.50     $  11.67      $ 11.46
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net investment (loss)                      (0.08)          (0.17)       (0.40)        (0.02)        (0.15)       (0.09)          --
Net realized gain/(loss) and unrealized
 appreciation/(depreciation)
 on investments                             2.57            2.26         4.06         (2.04)        (0.31)        6.82         1.07
-----------------------------------------------------------------------------------------------------------------------------------
Total Increase/(Decrease) in Net Assets
 Resulting from Operations                  2.49            2.09         3.66         (2.06)        (0.46)        6.73         1.07

-----------------------------------------------------------------------------------------------------------------------------------
Distributions from realized gains
 on investments                            (0.42)          (2.10)           --            --        (0.27)       (0.86)          --
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $20.43          $18.36        $18.37        $14.71       $16.77       $17.50       $11.67
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                              13.80%          12.01%        24.88%      (12.28)%      (2.55)%       58.70%        9.57%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000's)       $180,462        $182,275     $168,192       $228,893     $277,531     $141,929      $22,931
Ratio of Expenses to Average Net Assets    1.57%           1.56%        1.60%          1.54%        1.49%        1.59%        1.88%
Ratio of Net Investment (Loss) to
 Average Net Assets                      (0.84)%         (0.96)%      (1.27)%        (0.61)%      (0.92)%      (0.68)%      (0.02)%
Portfolio Turnover Rate                     107%            280%         274%            43%         124%         147%         272%
-----------------------------------------------------------------------------------------------------------------------------------

Per share data for each of the periods has been determined by using the average number of shares outstanding throughout each period.

Ratios, except for total return and portfolio turnover rate, have been annualized.


The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS

Notes to Financial Statements

The Robertson Stephens Emerging Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 30, 1987. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund (effective November 15, 1995), The Robertson Stephens Global Natural Resources Fund (effective November 15, 1995), and The Robertson Stephens Global Low-Priced Stock Fund (effective November 15,
1995). The assets for each series are segregated and accounted for separately.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

A.   INVESTMENT VALUATIONS:

Marketable equity securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. At September 30, 1995, 99.9% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At September 30, 1995, approximately 0.1% of the Fund's portfolio was valued using these guidelines and procedures.

B.   REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Advisor to have satisfactory creditworthiness.

C.   FEDERAL INCOME TAXES:

The Fund has made no provision for federal income taxes for the six months ended September 30, 1995, as it does not expect to incur any federal income tax for the year. The Fund expects to comply with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

D.   SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased and sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

E.   INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

F.   CAPITAL ACCOUNTS:

The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure

                                                   ROBERTSON, STEPHENS & COMPANY

and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

A.   TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the six months ended September 30, 1995, and for the year ended March 31, 1995, were as follows:


4/1/95 - 9/30/95        SHARES         AMOUNT
---------------------------------------------
Shares sold          1,789,043   $ 33,855,779
Shares reinvested      203,101      3,716,735
---------------------------------------------
                     1,992,144     37,572,514
---------------------------------------------
Shares redeemed     (3,084,717)   (56,856,828)
---------------------------------------------

---------------------------------------------
Net (decrease)      (1,092,573)  $(19,284,314)
---------------------------------------------

---------------------------------------------
4/1/95 - 9/30/95        SHARES         AMOUNT
---------------------------------------------
Shares sold          5,163,070   $ 94,127,247
Shares reinvested    1,070,767     18,663,580
---------------------------------------------
                     6,233,837    112,790,827

---------------------------------------------
Shares redeemed     (5,463,027)   (98,875,810)
---------------------------------------------

---------------------------------------------
Net increase           770,810   $ 13,915,017
---------------------------------------------

NOTE 3  TRANSACTIONS WITH AFFILIATES:

A.   ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson, Stephens Investment Management, Inc. ("RSIM"), of which Robertson, Stephens & Company, L.P. ("RS & Co"), the Fund's Distributor, is an affiliate, an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended September 30, 1995, the Fund incurred investment advisory fees of $861,209. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees, but excluding distribution fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

B.   AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of RS & Co., the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

C.  COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $11,250 for the six months ended September 30, 1995.

D.   DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co., for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is reviewed and approved annually by the Fund's Board of Trustees. Under this Plan, RS & Co. is compensated for services in such capacity including its expenses

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the quarter ended September 30, 1995, the Fund incurred distribution fees of $215,302.

E.   BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended September 30, 1995, the Fund paid brokerage commissions of $67,905 to RS & Co. which represented 32% of total commissions paid for the period.

NOTE 4    INVESTMENTS:

A.   PORTFOLIO TURNOVER RATE:

The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding short-term investments) measured as a percentage of the Fund's average monthly investment portfolio for the six months ended September 30, 1995, was 107%.

B.   TAX BASIS OF INVESTMENTS:

At September 30, 1995, the cost of investments for federal income tax purposes was $136,401,752. Accumulated net unrealized appreciation on investments was $31,022,693, consisting of gross unrealized appreciation and depreciation of $37,980,974 and $6,958,281, respectively.

C.   INVESTMENT PURCHASES AND SALES:

For the six months ended September 30, 1995, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $160,604,878 and $186,555,703, respectively.

D.   RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At September 30, 1995, the Fund held restricted securities with an aggregate value of $116,883 which represented 0.1% of the Fund's total net assets.


                                                                         ACQUISITION
SECURITY                                    SHARES    COST      VALUE          DATE
-----------------------------------------------------------------------------------
Applied Micro Circuits Corporation
Convertible Preferred Stock, Series 3        2,381   $50,001   $43,953      9/14/87
-----------------------------------------------------------------------------------
Managed Health Network, Inc.
Convertible Preferred Stock, Series B          500   $50,000   $72,930     12/30/87
-----------------------------------------------------------------------------------

Each of the above securities was valued based on its common share price equivalent. Each common share was valued at its fair value according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.

At September 30, 1995, Applied Micro Circuits Corporation Convertible Preferred Stock, Series 3 was valued at the common share price equivalent of $1.75, assuming the 2,381 shares of the Convertible Preferred Stock were converted to 25,116 shares of common stock. Managed Health Network, Inc. Convertible Preferred Stock, Series B was valued at the common share price equivalent of $1.6336, assuming the 500 shares of the Convertible Preferred Stock were converted to 44,642 shares of common stock.

THE GROWTH & INCOME FUND THIRD QUARTER RESULTS

SCHEDULE OF NET ASSETS


SEPTEMBER 30, 1995 (UNAUDITED)                          SHARES            VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

COMMON STOCKS
-------------------------------------------------------------------------------
AEROSPACE -- 1.1%
ECC International Corporation                           60,000       $  727,500
Tracor, Inc.                                            25,000          412,500
-------------------------------------------------------------------------------
                                                                      1,140,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ALUMINUM -- 0.9%
MAXXAM, Inc.                                                            908,812
-------------------------------------------------------------------------------
                                                                        908,812
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
BANKS -- 7.4%
Banc One Corporation(1)                                 32,000        1,168,000
Bank of New York - Warrants Exp. 11/29/98               22,500          722,813
Commercial Federal Corporation                          30,000        1,072,500
Corestates Financial Corporation(1)                     17,500          640,938
First Interstate Bancorp(1)                              7,500          755,625
Keystone Financial, Inc.(1)                             17,500          560,000
Marshall & Ilsley Corporation(1)                        18,000          452,250
Mellon Bank Corporation(1)                              25,000        1,115,625
Norwest Corporation(1)                                  25,000          818,750
Premier Bancorp, Inc.(1)                                10,000          222.500
-------------------------------------------------------------------------------
                                                                      7,529,001
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.5%
Bio-Vascular, Inc.                                      25,000          450,000
Genentech, Inc.                                         12,000          583,500
Molecular Dynamics, Inc.                                60,000          480,000
-------------------------------------------------------------------------------
                                                                      1,513,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
BUSINESS SERVICES -- 0.9%
Moore Corporation Ltd.(1)                               30,000          603,750
US Office Products Company                              20,000          302,500
-------------------------------------------------------------------------------
                                                                        906,250
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CHEMICALS -- 1.9%
Applied Extrusion Technologies, Inc.                    25,000          459,375
W.R. Grace & Company(1)                                 30,000        1,468,500
-------------------------------------------------------------------------------
                                                                      1,927,875
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CLOTHING/RETAIL -- 2.3%
Sport-Haley, Inc.                                       50,000          475,000
Vans, Inc.                                             126,000          913,500
Warnaco Group, Inc., Class A(1)                         40,000          960,000
-------------------------------------------------------------------------------
                                                                      2,348,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON, STEPHENS & COMPANY



                                                        SHARES            VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

COMMERCIAL SERVICES -- 4.7%
America Online, Inc.                                     8,500       $  584,375
Educational Alternatives, Inc.                          65,000          991,250
Manpower, Inc.(1)                                       30,000          870,000
National Education Corporation                         125,000        1,000,000
Personnel Group of America, Inc.                        50,300          704,200
Prepaid Legal Services, Inc.                            85,000          658,750
-------------------------------------------------------------------------------
                                                                      4,808,575
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
COMMUNICATIONS -- 3.2%
AT&T Corporation(1)                                     18,000        1,183,500
Data Translation, Inc.                                  55,000          976,250
DSP Communications, Inc.                                32,000        1,056,000
-------------------------------------------------------------------------------
                                                                      3,215,750
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS -- 5.6%
Cirrus Logic, Inc.                                      17,000          973,250
Cyrix Corporation                                       22,000          838,750
Pinnacle Systems, Inc.                                  15,000          461,250
PixTech, Inc.                                           35,000          323,750
Rasterops                                               65,000          511,875
Seagate Technology, Inc.                                25,000        1,053,125
Sequent Computer Systems, Inc.                          40,000          795,000
Western Digital Corporation                             45,000          714,375
-------------------------------------------------------------------------------
                                                                      5,671,375
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 2.4%
Accom, Inc.                                             50,000          437,500
Adobe Systems, Inc.(1)                                  16,000          828,000
Computer Management Sciences, Inc.                      10,400          145,600
Oracle Corporation                                      27,000        1,036,125
-------------------------------------------------------------------------------
                                                                      2,447,225
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Consumer Electronics -- 3.4%
Duracraft Corporation                                   27,500        1,240,938
Mackie Designs, Inc.                                    55,000          797,500
Philips Electronics(1)                                  15,000          731,250
Scientific Games Holdings Corporation                   17,000          635,375
-------------------------------------------------------------------------------
                                                                      3,405,063
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DATA PROCESSING SERVICES -- 1.6%
Affiliated Computer Services, Inc., Class A             21,000          614,250
First Data Corporation(1)                               16,000          992,000
-------------------------------------------------------------------------------
                                                                      1,606,250
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DATA TELECOMMUNICATIONS -- 1.2%
Comdial Corporation                                     55,000          687,500
Davox Corporation                                       45,000          523,125
-------------------------------------------------------------------------------
                                                                      1,210,625
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND THIRD QUARTER RESULTS


                                                        SHARES            VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ELECTRONIC COMPONENTS -- 3.1%
Advance Circuits, Inc.                                  18,000         $398,250
Flextronics International, Ltd.                         45,000        1,158,750
Identix, Inc.                                           30,300          393,900
ITI Technologies, Inc.                                  45,000        1,220,625
-------------------------------------------------------------------------------
                                                                      3,171,525
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ENERGY SERVICES -- 5.8%
Falcon Drilling Company, Inc.                           70,000          892,500
Kerr-McGee Corporation(1)                               16,500          915,750
Noble Drilling Corporation(1)                           70,000          542,500
Petroleum Geo-Services, Sponsored ADR(2)                33,000          808,500
Ranger Oil, Ltd.(1)                                     60,000          360,000
Schlumberger, Ltd.(1)                                   18,500        1,207,125
Sonat Offshore Drilling Company(1)                      12,500          407,813
Weatherford Enterra, Inc.                               55,000          715,000
-------------------------------------------------------------------------------
                                                                      5,849,188
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.9%
Sirrom Capital Corporation(1)                           50,000          906,250
-------------------------------------------------------------------------------
                                                                        906,250
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GAMING/ENTERTAINMENT -- 0.8%
WMS Industries, Inc.                                    40,000          845,000
-------------------------------------------------------------------------------
                                                                        845,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
HEALTHCARE/HMO -- 3.2%
HealthCare COMPARE Corporation                          20,000          775,000
Healthsource, Inc.                                      13,000          625,625
Oxford Health Plans, Inc.                               15,000        1,091,250
Surgical Care Affiliates, Inc.(1)                       32,500          755,625
-------------------------------------------------------------------------------
                                                                      3,247,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 0.1%
USA Detergents, Inc.                                     6,500          134,875
-------------------------------------------------------------------------------
                                                                        134,875
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSURANCE -- 2.6%
John Alden Financial Corporation(1)                     25,000          565,625
Lincoln National Corporation                            21,500        1,013,187
U.S. Facilities Corporation(1)                          50,000        1,006,250
-------------------------------------------------------------------------------
                                                                      2,585,062
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MANUFACTURING -- 1.0%
Chase Brass Industries, Inc.                             8,100          103,275
Percon, Inc.                                            20,000          230,000
The Carbide/Graphite Group, Inc.                        45,000          635,625
-------------------------------------------------------------------------------
                                                                        968,900
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON, STEPHENS & COMPANY



                                                        SHARES            VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MEDIA -- 1.2%
Emmis Broadcasting Corporation                          22,000       $  690,250
United International Holdings, Inc., Class A            30,000          555,000
-------------------------------------------------------------------------------
                                                                      1,245,250
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES -- 3.5%
Guidant Corporation(1)                                  55,000        1,608,750
Medtronic, Inc.(1)                                      15,000          806,250
Ventritex, Inc.                                         55,000        1,182,500
-------------------------------------------------------------------------------
                                                                      3,597,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MOTOR VEHICLES AND PARTS SUPPLIERS -- 3.8%
General Motors Corporation(1)                           13,500          632,812
Harley-Davidson, Inc.(1)                                40,000          975,000
Strattec Security Corporation                           65,000          926,250
Volvo AB -- Sponsored ADR(1)(2)                         52,000        1,274,000
-------------------------------------------------------------------------------
                                                                      3,808,062
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NETWORK SYSTEMS -- 1.7%
3Com Corporation                                        17,500          796,250
Cisco Systems, Inc.                                     10,000          690,000
NetStar, Inc.                                           20,000          210,000
-------------------------------------------------------------------------------
                                                                      1,696,250
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.2%
Matrix Pharmaceutical, Inc.                             50,000          700,000
Univax Biologics, Inc.                                  80,000          540,000
-------------------------------------------------------------------------------
                                                                      1,240,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PUBLISHING -- 1.4%
Desktop Data, Inc.                                       2,000           69,500
Reynolds & Reynolds Company(1)                          40,000        1,375,000
-------------------------------------------------------------------------------
                                                                      1,444,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
R.E.I.T. -- 2.3%
Bay Apartment Communities, Inc.(1)                      50,000        1,075,000
Duke Realty Investments, Inc.(1)                        15,000          466,875
Hospitality Properties Trust(1)                         30,000          787,500
-------------------------------------------------------------------------------
                                                                      2,329,375
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RAILROADS -- 1.5%
Kansas City Southern Industries, Inc.(1)                15,000          682,500
Union Pacific Corporation(1)                            12,000          795,000
-------------------------------------------------------------------------------
                                                                      1,477,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND THIRD QUARTER RESULTS


                                                        SHARES            VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

RESTAURANTS -- 3.4%
Applebee's International, Inc.(1)                       15,000       $  408,750
Main Street & Main Inc.                                225,000          984,375
Rainforest Cafe, Inc.                                   35,000          813,750
Rock Bottom Restaurants, Inc.                           75,000        1,218,750
-------------------------------------------------------------------------------
                                                                      3,425,625
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SEMICONDUCTORS -- 5.0%
Cypress Semiconductor Corporation                       40,000        1,545,000
Micron Technology, Inc.(1)                              15,000        1,192,500
Texas Instruments, Inc.(1)                              15,000        1,198,125
VLSI Technology, Inc.                                   33,000        1,130,250
-------------------------------------------------------------------------------
                                                                      5,065,875
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SPECIALTY CHEMICALS -- 2.8%
Arcadian Corporation                                    40,000          815,000
Mississippi Chemical Corporation(1)                     40,000          840,000
Monsanto Company(1)                                     12,000        1,209,000
-------------------------------------------------------------------------------
                                                                      2,864,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.4%
A+ Communications, Inc.                                 25,000          381,250
MFS Communications Company, Inc.                           117            5,119
Octel Communications Corporation                         7,500          261,562
VSI Enterprises, Inc.                                  125,000          734,375
-------------------------------------------------------------------------------
                                                                      1,382,306
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TRANSPORTATION -- 1.8%
Airborne Freight Corporation(1)                         35,000          857,500
Atlantic Southeast Airlines, Inc.(1)                    40,000          935,000
-------------------------------------------------------------------------------
                                                                      1,792,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
UTILITIES -- 2.2%
BCE, Inc.(1)                                            25,000          840,125
US West, Inc.(1)                                        30,000        1,413,750
-------------------------------------------------------------------------------
                                                                      2,253,875
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS -- 88.6% (Cost: $85,618,474)                     89,969,719
-------------------------------------------------------------------------------




                                                        SHARES            VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS
COPPER MINING -- 0.6%
Freeport McMoRan, Pfd. A                                23,000          592,250
-------------------------------------------------------------------------------
                                                                        592,250



The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON, STEPHENS & COMPANY



                                                        SHARES            VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

INDUSTRIAL COMPONENTS -- 1.1%
Atlantic Richfield Company, 9%, 9/15/97 Series(1)       22,500       $  573,750
Noble Drilling, $1.5 Series                             22,000          528,000
-------------------------------------------------------------------------------
                                                                      1,101,750
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
REAL ESTATE -- 0.9%
Catellus Development Corporation, $3.625 Class B       22,000           891,000
-------------------------------------------------------------------------------
                                                                        891,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.4%
MFS Communications, 8%, 5/31/99 Series                 10,000           416,250
-------------------------------------------------------------------------------
                                                                        416,250
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS -- 3.0% (Cost: $2,975,492)         3,001,250
-------------------------------------------------------------------------------




                                                        SHARES            VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CONVERTIBLE BONDS
-------------------------------------------------------------------------------
ENERGY -- 1.2%
Box Energy Corporation, 8.25%, Due 12/01/02            600,000          624,000
Cross Timbers Oil Company, 5.25%, Due 11/01/03         750,000          637,500
-------------------------------------------------------------------------------
                                                                      1,261,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 1.0%
Emerson Radio Corporation 144A, 8.50%, Due 08/15/02    500,000          485,000
Sanmina Corporation 144A, 5.50%, Due 08/15/02          500,000          525,000
-------------------------------------------------------------------------------
                                                                      1,010,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.8%
VLSI Technology, Inc., 8.25%, Due 10/01/05             750,000          766,875
-------------------------------------------------------------------------------
                                                                        766,875
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.2%
Sandoz Capital, 144A, 2%, Due 10/06/02                 250,000          211,250
-------------------------------------------------------------------------------
                                                                        211,250
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CONSUMER & SPECIALITY RETAIL -- 1.0%
Staples, Inc. 144A, 4.50%, Due 10/01/00              1,000,000        1,050,000
-------------------------------------------------------------------------------
                                                                      1,050,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PRECIOUS METALS -- 0.5%
Coeur d'Alene Mines Corporation, 6.375%, Due 01/31/04  500,000          489,375
-------------------------------------------------------------------------------
                                                                        489,375
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS -- 0.3%
Cooper Industries, Inc., 7.05%, Due 01/01/15           300,000          301,500
-------------------------------------------------------------------------------
                                                                        301,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
IRON/STEEL -- 0.5%
USX Corporation, 7%, Due 06/15/17                      500,000          476,250
-------------------------------------------------------------------------------
                                                                        476,250
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND THIRD QUARTER RESULTS


                                                        SHARES            VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

TRANSPORTATION -- 0.5%
Reno Air, Inc. 144A, 9.0%, Due 09/30/02                500,000       $  502,500
-------------------------------------------------------------------------------
                                                                        502,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES -- 1.0%
Federated Department Stores, 5.0%, Due 10/01/03      1,000,000        1,027,500
-------------------------------------------------------------------------------
                                                                      1,027,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS -- 7.0% (Cost: $6,954,382)                    7,096,750
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.6% (Cost: $95,548,348)                      100,067,719
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-------------------------------------------------------------------------------
Cash                                                                   (699,374)
Repurchase Agreement                                                  4,724,000
     State Street Bank and Trust Company, 5.25%,
     dated 9/29/95, due 10/2/95 majority value,
     $4,726,066 (collateralized by $4,295,000 par
     value U.S. Treasury Notes, 7.625%, due 11/15/22)
-------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS -- 3.9%                               4,024,626
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
OTHER ASSETS, NET -- (2.5%)                                          (2,553,315)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $101,539,030
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


(1) Income Producing Security
(2) ADR -- American Depository Receipt


The accompanying notes are integral part of these financial statements.

                                                  ROBERTSON, STEPHENS & COMPANY


STATEMENT OF NET ASSETS

                                                 SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------

ASSETS
-------------------------------------------------------------------------------
Investments, at value (Cost: $95,548,348)                       $   100,067,719
Cash and cash equivalents                                             4,024,626
Receivable for investments sold                                       2,919,762
Receivable for fund shares subscribed                                 1,503,097
Dividends/interest receivable                                           156,675
-------------------------------------------------------------------------------
TOTAL ASSETS                                                        108,671,879


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
Payable for investments purchased                                     6,678,218
Payable for fund shares redeemed                                        327,143
Accrued expenses                                                        126,430
Payables, other                                                           1,058
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     7,132,849
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid in Capital                                                      97,401,760
Undistributed net income                                                 38,018
Accumulated net realized loss from investments                         (420,119)
Net unrealized appreciation on investments                            4,519,371
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $ 101,539,030
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PRICING OF SHARES:                                                    $   10.76
      Net Asset Value, offering and redemption price
      per share (net assets of $101,539,030 applicable
      to 9,439,090 shares of beneficial interest
      outstanding with no par value)
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND THIRD QUARTER RESULTS

STATEMENT OF OPERATIONS



FOR THE PERIOD FROM 7/12/95
(COMMENCEMENT OF OPERATION)
THROUGH 9/30/95 (UNAUDITED)
-------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                             $  172,624
Dividends (Net of Foreign Tax Withheld of $1.058)                       129,664
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 302,288


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Deferred Organizational Costs                                            15,520
Investment Advisory fees                                                123,370
Professional fees                                                        38,851
Custodian and transfer agent fees                                        38,313
Distribution fees                                                        30,843
Registration and filing fees                                              7,695
Shareholder reports                                                       7,165
Trustees' fees and expenses                                               2,513
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                          264,270

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    38,018
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED
APPRECIATION/(DEPRECIATION) ON INVESTMENTS
-------------------------------------------------------------------------------
Net realized (loss) from investments                                   (420,119)
Net change in unrealized appreciation on investments                  4,519,317
-------------------------------------------------------------------------------
TOTAL NET REALIZED (LOSS) AND
UNREALIZED APPRECIATION ON INVESTMENTS                                4,099,252
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 4,137,270
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON, STEPHENS & COMPANY

STATEMENT OF CHANGES IN NET ASSETS


                                                    FOR THE PERIOD FROM 7/12/95
                                                   (COMMENCEMENT OF OPERATIONS)
                                                    THROUGH 9/30/95 (UNAUDITED)
-------------------------------------------------------------------------------

OPERATIONS
-------------------------------------------------------------------------------
Net investment income                                                $   38,018
Net realized (loss) from investments                                   (420,119)
Net change in unrealized appreciation on investments                  4,519,371
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  4,137,270


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------
Net increase in assets resulting from capital share transactions     97,401,760
-------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                     97,401,760

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        101,539,030
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                                                           0
End of Period                                                      $101,539,030
-------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND THIRD QUARTER RESULTS

FINANCIAL HIGHLIGHTS



                                                    FOR THE PERIOD FROM 7/12/95
FOR A SHARE OUTSTANDING                            (COMMENCEMENT OF OPERATIONS)
THROUGHOUT EACH PERIOD:                             THROUGH 9/30/95 (UNAUDITED)
-------------------------------------------------------------------------------

Net Asset Value, beginning of period                                    $ 10.00
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net investment income                                                      0.01
Net realized gain and unrealized appreciation from investments             0.75
-------------------------------------------------------------------------------
Total Increase in Net Assets Resulting from Operations                     0.76

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distribution from realized gains on investments                              --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $ 10.76
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN                                                              7.60%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net Assets, end of period                                         $ 101,539,030
Ratio of Expenses to Average Net Assets                                   1.95%
Ratio of Net Investment Income to Average Net Assets                      0.30%
Portfolio Turnover Rate                                                     21%
-------------------------------------------------------------------------------


Per share data for each period has been determined by using the average number of shares outstanding throughout each period.

Ratios, except for total return and portfolio turnover rate, have been annualized.


The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON, STEPHENS & COMPANY

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Growth & Income Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on July 12, 1995. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund (effective November 15, 1995), The Robertson Stephens Global Natural Resources Fund (effective November 15, 1995), and The Robertson Stephens Global Low-Priced Stock Fund (effective November 15, 1995). The assets for each series are segregated and accounted for separately.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

A.    INVESTMENT VALUATIONS:

Marketable equity securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. For the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, 99.9% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. For the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, approximately 0.1% of the Fund's portfolio was valued using these guidelines and procedures.

B.    REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Advisor to have satisfactory creditworthiness.

C.    FEDERAL INCOME TAXES:

The Fund has made no provision for federal income taxes for the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, as it does not expect to incur any federal income tax for the year. The Fund expects to comply with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

THE GROWTH & INCOME FUND THIRD QUARTER RESULTS

NOTES TO FINANCIAL STATEMENTS

D.    SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased and sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

E.    INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

F.    CAPITAL ACCOUNTS:

The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

A.    TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the period from July 12, 1995 (Commencement of Operations) through September 30, 1995 was as follows:

7/12/95--9/30/95                                      SHARES          AMOUNT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares sold                                         10,104,311     $104,352,075
-------------------------------------------------------------------------------
                                                    10,104,311     $104,352,075

-------------------------------------------------------------------------------
Shares redeemed                                        665,221        6,950,315

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net increase                                         9,439,090     $ 97,401,760
-------------------------------------------------------------------------------

NOTE 3  TRANSACTIONS WITH AFFILIATES:

A.    ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson, Stephens Investment Management, Inc. ("RSIM"), of which Robertson, Stephens & Company, L.P. ("RS & Co"), the Fund's Distributor, is an affiliate, an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Fund. For the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, the Fund incurred investment advisory fees of $123,370. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees, but excluding distribution fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

B.    AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of RS & Co., the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. John L. Wallace, Portfolio Manager, is a Member of RS Group. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

ROBERTSON, STEPHENS & COMPANY

C.    COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $2,513 for the period from July 12, 1995 (Commencement of Operations) through September 30, 1995.

D.    DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co., for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is reviewed and approved annually by the Fund's Board of Trustees. Under this Plan, RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, the Fund incurred distribution fees of $30,843.

E.    BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, the Fund paid brokerage commissions of $18,590 to RS & Co. which represented 16% of total commissions paid for the period.

NOTE 4      INVESTMENTS:

A.    PORTFOLIO TURNOVER RATE:

The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding short-term investments) measured as a percentage of the Fund's average monthly investment portfolio for the period for the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, was 21%.

B.    TAX BASIS OF INVESTMENTS:

At September 30, 1995, the cost of investments for federal income tax purposes was $95,548,348. Accumulated net unrealized appreciation on investments was $4,519,371, consisting of gross unrealized appreciation and depreciation of $6,273,980 and $1,754,609, respectively.

C.    INVESTMENT PURCHASES AND SALES:

For the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $107,665,794 and $11,700,803, respectively.

THE PARTNERS FUND THIRD QUARTER RESULTS

SCHEDULE OF NET ASSETS


SEPTEMBER 30, 1995 (UNAUDITED)                        SHARES             VALUE
------------------------------------------------------------------------------
------------------------------------------------------------------------------

COMMON STOCKS
------------------------------------------------------------------------------
ALUMINUM - 9.9%
Kaiser Aluminum Corporation(1)                        25,000        $  365,625
MAXXAM, Inc.                                           9,300           456,863
------------------------------------------------------------------------------
                                                                       822,488
------------------------------------------------------------------------------

------------------------------------------------------------------------------
AUTOMOBILE PARTS/EQUIPMENT - 1.7%
Wescast Industries, Inc. Class A(1)                   12,500           137,500
------------------------------------------------------------------------------
                                                                       137,500
------------------------------------------------------------------------------

------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 4.3%
Easco, Inc.(1)                                        48,000           360,000
------------------------------------------------------------------------------
                                                                       360,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
ENERGY - 7.7%
Anderson Exploration, Ltd.                            35,000           328,752
Bellwether Exploration Company                        20,000           121,250
Discovery West Corporation                            28,300            87,378
Nugas, Ltd.                                           50,000            86,303
Olympia Energy, Inc., Class A                         38,000            19,790
------------------------------------------------------------------------------
                                                                       643,473
------------------------------------------------------------------------------

------------------------------------------------------------------------------
ENERGY SERVICES - 9.3%
Enerflex Systems, Ltd.(1)                              5,200            68,670
EnServ Corporation                                    14,000           108,065
Ensign Resource Service Group, Inc.(1)                40,000           167,398
Veritas Energy Services, Inc.                         85,000           430,818
------------------------------------------------------------------------------
                                                                       774,951
------------------------------------------------------------------------------

------------------------------------------------------------------------------
REAL ESTATE - 5.4%
Catellus Development                                  70,000           446,250
------------------------------------------------------------------------------
                                                                       446,250
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS -- 38.3% (Cost: $3,153,964)                      3,184,662
------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


8

                                                   ROBERTSON, STEPHENS & COMPANY


                                                   CONTRACTS             VALUE
------------------------------------------------------------------------------
------------------------------------------------------------------------------

PUT OPTIONS
------------------------------------------------------------------------------
S&P 500 Index Put Options
December 1995    560                                      55        $   24,750
------------------------------------------------------------------------------
TOTAL PUT OPTIONS - 0.3% (Cost: $26,290)                                24,750

------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 38.6% (Cost: $3,180,254)                        3,209,412
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
------------------------------------------------------------------------------
Cash                                                                       516
U.S. Treasury Bills, 5.42%, due 10/5/95                              2,998,227
Repurchase Agreement                                                 2,091,000

     State Street Bank and Trust Company, 5.25%,
     dated 9/29/95, due 10/2/95, maturity value
     $2,091,610 (collateralized by $1,905,000
     par value U.S. Treasury Notes, 7.625%,
     due 11/15/22)
------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 61.3%                              5,089,743

------------------------------------------------------------------------------
------------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.1%                                                6,841
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $8,305,996
------------------------------------------------------------------------------


(1)  Income Producing Security.


The accompanying notes are an integral part of these financial statements.

THE PARTNERS FUND THIRD QUARTER RESULTS

STATEMENT OF NET ASSETS


                                                 SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------
Investments, at value (Cost: $3,180,254)                            $3,209,412
Cash and cash equivalents                                            5,089,743
Receivable for fund shares subscribed                                   66,036
Receivable from Adviser                                                 43,020
Dividends/interest receivable                                              609
------------------------------------------------------------------------------
TOTAL ASSETS                                                         8,408,820

------------------------------------------------------------------------------
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for investments purchased                                       76,112
Accrued expenses                                                        26,712
------------------------------------------------------------------------------
TOTAL LIABILITIES                                                      102,824

------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $8,305,996
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------
Paid in capital                                                      8,193,598
Accumulated undistributed net investment income                         25,168
Accumulated net realized gain from investments                          64,227
Accumulated net realized (loss) from options                            (6,155)
Net unrealized appreciation on investments                              30,698
Net unrealized (depreciation) on options                                (1,540)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $8,305,996
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Pricing of Shares:                                                      $10.19
     Net Asset Value, offering and redemption
     price per share (net assets of $8,305,996
     applicable to 815,435 shares of
     beneficial interest outstanding with no par
     value)
------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

STATEMENT OF OPERATIONS


FOR THE PERIOD 7/12/95
(COMMENCEMENT OF OPERATIONS)
THROUGH 9/30/95 (UNAUDITED)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                              $ 69,014
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 69,014

------------------------------------------------------------------------------
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------
Investment advisory fees                                                18,473
Professional fees                                                       12,925
Registration and filing fees                                             7,889
Custodian and transfer agent fees                                        4,297
Distribution fees                                                        3,695
Shareholder reports                                                      3,113
Trustees' fees and expenses                                              2,513
Other                                                                    1,541
Organizational expenses                                                 32,420
------------------------------------------------------------------------------
                                                                        86,866
Less: Reimbursement from Adviser                                       (43,020)
------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                     43,846

------------------------------------------------------------------------------
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   25,168
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION)
ON INVESTMENTS AND OPTIONS
------------------------------------------------------------------------------
Net realized gain from investments                                      64,227
Net realized (loss) from options                                        (6,155)
Net change in unrealized appreciation on investments                    30,698
Net change in unrealized (depreciation) on options                      (1,540)
------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS      87,230

------------------------------------------------------------------------------
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $112,398
------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

THE PARTNERS FUND THIRD QUARTER RESULTS

STATEMENT OF CHANGES IN NET ASSETS


                                                   FOR THE PERIOD FROM 7/12/95
                                                  (COMMENCEMENT OF OPERATIONS)
                                                   THROUGH 9/30/95 (UNAUDITED)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------
Net investment income                                               $   25,168
Net realized gain from investments                                      64,227
Net realized (loss) from options                                        (6,155)
Net change in unrealized appreciation on
 investments                                                            30,698
Net change in unrealized (depreciation) on options                      (1,540)
------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from
 Operations                                                            112,398

------------------------------------------------------------------------------
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------
Net investment income                                                       --
Realized gains on investments                                               --
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                         --

------------------------------------------------------------------------------
------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------
Net increase in net assets resulting from capital
 share transactions                                                  8,193,598
------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                     8,193,598

------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                         8,305,996

------------------------------------------------------------------------------
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Beginning of period                                                          0
End of period                                                       $8,305,996
------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

FINANCIAL HIGHLIGHTS


                                                   FOR THE PERIOD FROM 7/12/95
FOR A SHARE OUTSTANDING                           (COMMENCEMENT OF OPERATIONS)
THROUGHOUT THE PERIOD:                             THROUGH 9/30/95 (UNAUDITED)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Net Asset Value, beginning of period                                $    10.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net investment income                                                     0.04
Net realized gain and unrealized appreciation on
 investments                                                              0.15
------------------------------------------------------------------------------
Total Increase in Net Assets Resulting from
 Operations                                                               0.19

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distributions from net investment income                                    --
Distributions from realized gains on investments                            --
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $    10.19
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL RETURN                                                             1.90%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net Assets, end of period                                           $8,305,996
Ratio of Expenses to Average Net Assets                                  2.88%
Ratio of Net Investment Income to Average Net Assets                     1.66%
Portfolio Turnover Rate                                                    35%
------------------------------------------------------------------------------


Per share data has been determined by using the average number of shares outstanding throughout the period.

Ratios, except for total return and portfolio turnover rate, have been annualized.

If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the period ended September 30, 1995 would have been 5.71%, and the ratio of net investment (loss) to average net assets would have been (1.17)%


The accompanying notes are an integral part of these financial statements.

THE PARTNERS FUND THIRD QUARTER RESULTS

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Partners Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on July 12, 1995. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund (effective November 15, 1995), The Robertson Stephens Global Natural Resources Fund (effective November 15, 1995), and The Robertson Stephens Global Low-Priced Stock Fund (effective November 15, 1995). The assets for each series are segregated and accounted for separately.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

A.   INVESTMENT VALUATIONS:

Marketable equity securities including options and foreign securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At September 30, 1995, 100% of the Fund's long positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources including quotations from market makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At September 30, 1995, 0% of the Fund's long positions were valued using these guidelines and procedures.

B.   REPURCHASE AGREEMENTS

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

C.   FEDERAL INCOME TAXES:

The Fund has made no provision for federal taxes for the quarter ended
September 30, 1995, as it does not expect to incur any federal income tax for the year. The Fund expects to comply with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

D.   SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased and sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

E.   FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign

                                                   ROBERTSON, STEPHENS & COMPANY

currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F.   INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

G.   CAPITAL ACCOUNTS:

The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

A.   TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactionsin capital shares for the period from July 12, 1995 (Commencement of Operations) through September 30, 1995 was as follows:

7/12/95 -- 9/30/95                                    SHARES            AMOUNT
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Shares sold                                          908,105        $9,132,768
Shares reinvested                                         --                --
------------------------------------------------------------------------------
                                                     908,105         9,132,768

------------------------------------------------------------------------------
Shares redeemed                                      (92,670)         (939,170)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net increase                                         815,435        $8,193,598
------------------------------------------------------------------------------



NOTE 3    TRANSACTIONS WITH AFFILIATES:

A.   ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Fund's Board of Trustees, the Fund pays Robertson, Stephens Investment Management, L.P. ("RSIM"), of which Robertson, Stephens & Company, L.P. ("RS & Co."), the Fund's Distributor, is the sole Limited Partner, an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, the Fund incurred investment advisory fees of $18,473. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees but excluding distribution fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

B.   AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of
RS & Co., the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Andrew P. Pilara, Jr., Portfolio Manager, is a Member of RS Group. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

C.   COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation

THE PARTNERS FUND THIRD QUARTER RESULTS

NOTES TO FINANCIAL STATEMENTS


and reimbursement of expenses of $2,513 for the period from July 12, 1995 (Commencement of Operations) through September 30, 1995.

D.   DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, the Fund incurred distribution fees of $3,695.

E.   BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, the Fund paid brokerage commissions of $0 to RS & Co.

NOTE 4    INVESTMENTS:

A.   PORTFOLIO TURNOVER RATE:

The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding short-term investments), measured as a percentage of the Fund's average monthly investment portfolio for the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, was 35%.

B.   TAX BASIS OF INVESTMENTS:

At September 30, 1995, the cost of investments for federal income tax purposes was $3,180,254. Accumulated net unrealized appreciation on investments was $29,158, consisting of gross unrealized appreciation and depreciation of $73,877 and $44,719, respectively.

C.   INVESTMENT PURCHASES AND SALES:

For the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, the cost of investments purchased and the proceeds from investments sold (excluding options and short-term investments) were $3,512,589 and $422,852, respectively.

D.   OPTIONS:

At September 30, 1995, 0.3% of the Fund's net assets consisted of premiums paid for the purchase of S&P 500 Index put options to hedge portfolio long investments against adverse price fluctuations. The risk associated with the purchase of these put options is limited to the premium originally paid. The premium paid for the purchase of these options is included in the Fund's "Statement of Net Assets" as an investment and is subsequently marked-to-market daily to reflect the market value of the options.

E.   FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, reevaluation of currencies, adverse political, social and economic developments and less reliable information about issuers. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets. The Fund intends to invest no more than 40% of its total assets exclusively in one foreign country. At September 30, 1995, the Fund had investments worth no more than 15% of its total assets in any one foreign country.

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

SCHEDULE OF NET ASSETS

SEPTEMBER 20, 1995 (UNAUDITED)                                 SHARES            VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------------
BIOTECHNOLOGY - 3.1%
Amgen, Inc.                                                   860,000      $42,892,500
--------------------------------------------------------------------------------------
                                                                            42,892,500
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 2.9%
3Com Corporation                                              900,000       40,950,000
--------------------------------------------------------------------------------------
                                                                            40,950,000
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 12.1%
Compaq Computer Corporation                                   831,000       40,199,625
Dell Computer                                                 255,000       21,675,000
Hewlett-Packard Company(1)                                    290,000       24,178,750
Intel Corporation(1)                                          468,900       28,192,613
Komag, Inc.                                                   145,000        9,479,375
Seagate Technology, Inc.                                      585,000       24,643,125
Sun Microsystems, Inc.                                        300,000       18,900,000
--------------------------------------------------------------------------------------
                                                                           167,268,488
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 3.5%
Cadence Design Systems, Inc.                                  460,000       18,055,000
Microsoft Corporation                                         100,000        9,050,000
Parametric Technology Corporation                             340,000       20,910,000
--------------------------------------------------------------------------------------
                                                                            48,015,000
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 5.9%
Circuit City Stores, Inc.(1)                                  400,000       12,650,000
CompUSA, Inc.                                                 400,000       17,200,000
General Nutrition Co., Inc.                                   400,000       18,200,000
Nike, Inc.(1)                                                 300,000       33,337,500
--------------------------------------------------------------------------------------
                                                                            81,387,500
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CONSUMER ELECTRONICS - 4.1%
Kemet Corporation                                             510,000       17,467,500
Philips Electronics(1)                                        400,000       19,500,000
Vishay Intertechnology, Inc.                                  482,400       20,260,800
--------------------------------------------------------------------------------------
                                                                            57,228,300
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON, STEPHENS & COMPANY

                                                             SHARES              VALUE
--------------------------------------------------------------------------------------
DATA TELECOMMUNICATIONS - 8.9%
Cabletron Systems, Inc.(1)                                    545,000      $35,901,875
Cisco Systems, Inc.                                           670,000       46,230,000
DSC Communications Corporation                                300,000       17,775,000
Motorola, Inc.(1)                                             300,000       22,912,500
--------------------------------------------------------------------------------------
                                                                           122,819,375
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
FINANCIAL SERVICES - 6.2%
Charles Schwab Corporation(1)                               1,315,000       36,820,000
First USA, Inc.(1)                                            134,000        7,269,500
Green Tree Financial Corporation(1)                           355,000       21,655,000
Household International, Inc.(1)                              185,000       11,470,000
MBNA Corporation(1)                                           200,000        8,325,000
--------------------------------------------------------------------------------------
                                                                            85,539,500
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 5.0%
Healthsource, Inc.(1)                                         581,000       27,960,625
Oxford Health Plans(1)                                        565,000       41,103,750
--------------------------------------------------------------------------------------
                                                                            69,064,375
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
INVESTMENT BANKS - 3.1%
Alex. Brown & Sons(1)                                         100,000        5,837,500
Merrill Lynch                                                 600,000       37,500,000
--------------------------------------------------------------------------------------
                                                                            43,337,500
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
LODGING/RECREATION - 2.1%
Hospitality Franchise Systems, Inc.                           215,000       11,260,625
La Quinta Inns, Inc.(1)                                       235,000        6,580,000
Mirage Resorts, Inc.                                          350,000       11,506,250
--------------------------------------------------------------------------------------
                                                                            29,346,875
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT - 10.9%
ASM Lithography                                               270,000       11,846,250
Applied Materials, Inc.(1)                                    480,000       49,080,000
KLA Instruments Corporation                                   180,000       14,445,000
Kulicke & Soffa(1)                                            540,000       19,710,000
Lam Research Corporation                                      270,000       16,132,500
Novellus Systems, Inc.                                        240,000       16,800,000
Teradyne, Inc.(1)                                             640,000       23,040,000
--------------------------------------------------------------------------------------
                                                                           151,053,750
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

                                                             SHARES              VALUE
--------------------------------------------------------------------------------------
SEMICONDUCTORS - 24.0%
Alliance Semiconductor Corporation                             62,000      $ 2,464,500
Altera Corporation                                            310,000       19,336,250
Atmel Corporation                                             365,000       12,318,750
Cypress Semiconductor Corporation                             685,000       26,458,125
Integrated Device Technology Inc.                             555,000       13,875,000
LSI Logic Corporation                                         999,700       57,732,675
Microchip Technology, Inc.                                    349,200       13,225,950
Micron Technology, Inc.(1)                                  1,150,300       91,448,850
Texas Instruments(1)                                          727,500       58,109,062
VLSI Technology, Inc.                                         385,000       13,186,250
Xilinx, Inc.                                                  495,000       23,821,875
--------------------------------------------------------------------------------------
                                                                           331,977,287
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 7.1%
Allen Group(1)                                                354,000       12,832,500
Ericsson (L.M.) Telephone Company(1), ADR(2) with Rights(3) 1,130,000       27,685,000
Frontier Corp.(1)                                             500,000       13,312,500
LCI International, Inc.                                       250,000        9,812,500
Nokia Corporation(1)                                          500,000       34,875,000
--------------------------------------------------------------------------------------
                                                                            98,517,500
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.9% (Cost $1,002,640,057)                          1,369,397,950
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
--------------------------------------------------------------------------------------
Cash                                                                               464
Repurchase Agreement
    State Street Bank and Trust Company, 5.25%, dated 9/29/95, due 10/2/95, maturity value $9,145,667 (collateralized by $8,310,000 par value
    U.S. Treasury Notes, 7.625%, due 11/15/22)                               9,143,000
--------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 0.7%                                       9,143,464

--------------------------------------------------------------------------------------
OTHER ASSETS, NET - 0.4%                                                     7,086,903
--------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100%                                                 $1,385,628,317
--------------------------------------------------------------------------------------


(1)Income producing security.
(2)ADR - American Depository Receipts.
(3)See Note 4.e.

The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON, STEPHENS & COMPANY

STATEMENT OF NET ASSETS

                                                        SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------
Investments, at value (Cost: $1,002,640,057)                            $1,369,397,950
Cash and cash equivalents                                                    9,143,464
Receivable for investments sold                                             20,068,574
Receivable for fund shares subscribed                                       15,711,574
Receivable, other                                                              279,687
--------------------------------------------------------------------------------------
TOTAL ASSETS                                                             1,414,601,249

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------
Payable for investments purchased                                           24,063,500
Payable for fund shares redeemed                                             3,940,937
Accrued expenses                                                               968,495
--------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                           28,972,932

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                        $1,385,628,317
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------
Paid in capital                                                          1,023,632,107
Accumulated net realized (loss) from investments                            (4,761,683)
Net unrealized appreciation on investments                                 366,757,893
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                        $1,385,628,317
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
PRICING OF SHARES:                                                      $        26.55
    Net Asset Value, offering and redemption price
    per share (Net assets of $1,385,628,317 applicable
    to 52,188,039 shares of beneficial interest
    outstanding with no par value)
--------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------
Interest                                                                    $  869,983
Dividends (net of foreign tax of $21,089)                                    1,049,962
Other Income                                                                       690
--------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                      1,920,635
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------
Investment advisory fees                                                     5,746,087
Custodian and transfer agent fees                                              263,756
Registration and filing fees                                                   100,346
Shareholder reports                                                             83,610
Professional fees                                                               67,565
Interest expense                                                                56,470
Trustees' fees and expenses                                                     11,250
Other                                                                           10,698
--------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                          6,339,782

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
NET INVESTMENT (LOSS)                                                       (4,419,147)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION)
ON INVESTMENTS
--------------------------------------------------------------------------------------
Net realized (loss) from investments                                        (3,234,356)
Net change in unrealized appreciation on investments                       326,092,668
--------------------------------------------------------------------------------------
Total Net Realized (Loss) and Unrealized Appreciation on Investments       322,858,312

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                      $318,439,165
--------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON, STEPHENS & COMPANY

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE SIX MONTHS
                                                                      ENDED 9/30/95      YEAR ENDED
                                                                        (UNAUDITED)         3/31/95
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------
Net investment (loss)                                                    $(4,419,147)   $(1,115,225)
Net realized (loss) from investments                                      (3,234,356)    (1,344,592)
Net realized gain from options                                                     0        455,848
Net realized gain from securities sold short                                       0         73,750
Net change in unrealized appreciation on investments                     326,092,668     39,217,602
Net change in unrealized (depreciation) on securities sold short                   0       (103,750)
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     318,439,165     37,183,633

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------
Realized gains on investments                                                      0     (1,566,892)
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                0     (1,566,892)

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital
share transactions                                                       638.286.145    348,785,903
---------------------------------------------------------------------------------------------------
Total Capital Share Transactions                                         638,286,145    348,785,903

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                             956,725,310    384,402,644
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------
Beginning of year                                                        428,903,007     44,500,363
End of year                                                           $1,385,628,317   $428,903,007
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

FINANCIAL HIGHLIGHTS

                                                                FOR THE SIX
                                                               MONTHS ENDED
FOR A SHARE OUTSTANDING                                             9/30/95     YEAR ENDED    YEAR ENDED  PERIOD(1) ENDED
THROUGHOUT THE PERIOD:                                          (UNAUDITED)        3/31/95       3/31/94          3/31/93
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                          $        18.25   $      13.56   $     11.94     $     10.00
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Net investment (loss) income                                           (0.11)         (0.18)        (0.04)           0.12
Net realized gain and unrealized appreciation on investments            8.41           5.07          1.99            1.88
-------------------------------------------------------------------------------------------------------------------------
Total increase in net assets resulting from operations                  8.30           4.89          1.95            2.00

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                   -              -         (0.03)          (0.06)
Distributions from realized gain on investments                            -          (0.20)        (0.30)              -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        -          (0.20)        (0.33)          (0.06)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                $        26.55   $      18.25   $     13.56     $     11.94
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Total Return                                                          45.48%         36.27%        16.32%          20.05%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period                                     $1,385,628,317   $428,903,007   $44,500,363     $17,833,350
Ratio of Expenses to Average Net Assets                                1.37%          1.68%         1.55%(2)        1.33%(2)
Ratio of Net Investment (Loss)/Income to Average Net Assets          (0.96)%        (1.09)%         0.51%(2)        1.26%(2)
Portfolio Turnover Rate                                                  40%           232%          250%            210%
-------------------------------------------------------------------------------------------------------------------------


(1) From April 21, 1992 (Commencement of Operations) to 3/31/93.

(2) If the Fund had paid all of its expenses and had received no reimbursement from the Advisor, the ratio of expenses to average net assets for the periods ended March 31, 1994 and March 31, 1993 would have been 2.35% and 2.71%, respectively, and the ratio of net investment income/(loss) to average net assets would have been (1.31)% and (0.12)%, respectively.

    Per share data for each of the periods has been determined by using the average number of shares outstanding throughout each period.

    Ratios, except for total return and portfolio turnover rate, have been annualized.


The accompanying notes are an integral part of these financial statements.

                                              ROBERTSON, STEPHENS & COMPANY

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Value+Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on May 12, 1992. Prior to the public offering, shares were offered in a private placement offering on April 21, 1992, at $10 per share, to sophisticated investors under Section 4(2) of the Securities Act of 1933. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund (effective November 15,
1995), The Robertson Stephens Global Natural Resources Fund (effective November 15, 1995), and The Robertson Stephens Global Low-Priced Stock Fund (effective November 15, 1995). The assets for each series are segregated and accounted for separately.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS:
Marketable equity securities including options are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. At September 30, 1995, 100% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At September 30, 1995, no security of the Fund was valued using these guidelines and procedures.

B. REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Advisor to have satisfactory creditworthiness.

C. FEDERAL INCOME TAXES:
The Fund has made no provisions for federal income taxes for the six months ended September 30, 1995, as it does not expect to incur any federal income tax for the year. The Fund expects to comply with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

D. SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

E. INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

F. CAPITAL ACCOUNTS:
The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

A.    TRANSACTIONS:
The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the six months ended September 30, 1995 and for the year ended March 31, 1995 were as follows:


4/1/95 - 9/30/95           SHARES            AMOUNT
---------------------------------------------------
---------------------------------------------------
Shares sold            53,259,269    $1,200,268,873
Shares reinvested           1,396            35,667
---------------------------------------------------
                       53,260,665    $1,200,304,540

---------------------------------------------------
Shares redeemed       (24,574,655)     (562,018,394)
---------------------------------------------------

---------------------------------------------------
---------------------------------------------------
Net increase           28,686,010    $  638,286,145
---------------------------------------------------


4/1/94 - 3/31/95           SHARES            AMOUNT
---------------------------------------------------
---------------------------------------------------
Shares sold            34,759,244      $574,001,458
Shares reinvested          79,555         1,276,754
---------------------------------------------------
                       34,838,799       575,278,212

---------------------------------------------------
Shares redeemed       (14,619,427)     (226,492,309)
---------------------------------------------------

---------------------------------------------------
---------------------------------------------------
Net increase           20,219,372      $348,785,903
---------------------------------------------------


NOTE 3  TRANSACTIONS WITH AFFILIATES:

A. ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson, Stephens Investment Management, L.P. ("RSIM"), of which Robertson Stephens & Company, L.P. ("RS & Co."), the Fund's Distributor, is the sole Limited Partner, an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the six months ended September 30, 1995, the Fund incurred investment advisory fees of $5,746,087. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees, but excluding dividend expense for short sales, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

B. AFFILIATED PERSONS:
Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of RS & Co., the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Ronald E. Elijah, Portfolio Manager, is a Member of RS Group. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

C. COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $11,250 for the six months ended September 30, 1995.

                                              ROBERTSON, STEPHENS & COMPANY

D. BROKERAGE COMMISSIONS:
RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended September 30, 1995, the Fund paid brokerage commissions of $156,115 to RS & Co. which represented 16.1% of total commissions paid for the period.

NOTE 4  INVESTMENTS:

A. PORTFOLIO TURNOVER RATE:
The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding options, securities sold short and short-term investments) measured as a percentage of the Fund's average monthly investment portfolio for the six months ended September 30, 1995, was 40%.

B. TAX BASIS OF INVESTMENTS:
At September 30, 1995, the cost of investments for federal income tax purposes was $1,003,152,009. Accumulated net unrealized appreciation on investments was $366,245,951 consisting of gross unrealized appreciation and depreciation of $371,292,357 and $5,046,406, respectively.

C. INVESTMENT PURCHASES AND SALES:
For the six months ended September 30, 1995, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $973,207,456 and $357,040,602, respectively.

D. SHORT SALES:
Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. government securities sufficient to collateralize the greater of the sales proceed or market value of its short positions. The Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above, while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding. The Fund limits the value of short sell positions (excluding short sales "against the box") to 25% of the Fund's total assets. At September 30, 1995, the Fund did not sell any securities short.

E. RIGHTS:
A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security of that corporation at a specified price. At September 30, 1995, the fund held 1,130,000 rights to subscribe to 113,000 ADR shares of Ericsson (L.M.) Telephone company at US$13.47 per share.

                       ROBERTSON STEPHENS INVESTMENT TRUST

                    (The Robertson Stephens Contrarian Fund)
               (The Robertson Stephens Developing Countries Fund)
                  (The Robertson Stephens Emerging Growth Fund)
              (The Robertson Stephens Global Low-Priced Stock Fund)
             (THE ROBERTSON STEPHENS GLOBAL NATURAL RESOURCES FUND)
                  (The Robertson Stephens Growth & Income Fund)
                  (The Robertson Stephens Information Age Fund)
                     (The Robertson Stephens Partners Fund)
                  (The Robertson Stephens Value + Growth Fund)


                         ------------------------------

                                    FORM N-lA


                                     PART C


                         ------------------------------

PART C.  OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements

     1. The following audited financial statements for The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund (formerly, The Robertson Stephens Emerging Markets Fund), The Robertson Stephens Emerging Growth Fund, and The Robertson Stephens Value + Growth Fund, each a series of Registrant, are included in Part
          B:

          Schedules of Net Assets as of March 31, 1995; Schedules of Securities Sold Short as of March 31, 1995 (the Contrarian Fund and Developing Countries Fund only); Statements of Assets and Liabilities as of March 31, 1995; Statements of Operations for the periods ended March 31, 1995; Statements of Changes in Net Assets for the periods ended March 31, 1995; Financial Highlights for each of the periods presented; Notes to Financial Statements; and Reports of Independent Accountant.

     2. The following unaudited financial statements for The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund (formerly, The Robertson Stephens Emerging Markets Fund), The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, and The Robertson Stephens Value + Growth Fund, each a series of Registrant, also are included in Part B:



          Schedules of Net Assets as of September 30, 1995; Schedules of Securities Sold Short as of September 30, 1995 (the Contrarian Fund and Developing Countries Fund only); Statements of Net Assets as of September 30, 1995; Statements of Operations for the periods ended September 30, 1995; Statements of Changes in Net Assets for the periods ended September 30, 1995; Financial Highlights for each of the periods presented; and Notes to Financial Statements.


(b)  Exhibits

     1.(a) Copy of Amended and Restated Agreement and Declaration of Trust of Registrant.(A)
     1.(b) Copy of Certificate of Amendment of Agreement and Declaration of Trust of Registrant.(C)
     1.(c) Copy of Certificate of Amendment of Agreement and Declaration of Trust of Registrant.(D)
     1.(d) Copy of Certificate of Amendment of Agreement and Declaration of Trust of Registrant.(L)

     2.        Copy of By-Laws of Registrant.(A)

     3.        Inapplicable.

     4.        Specimen Share Certificate.(A)

     5.(a) Investment Advisory Agreement between Avon Capital Management Corporation (now Robertson Stephens Investment Management, Inc.) and Registrant on behalf of Robertson Stephens Emerging Growth Fund.(B)

     5.(b) Form of Investment Advisory Agreement between Robertson Stephens Investment Management, Inc. and Registrant on behalf of Robertson Stephens Value Plus Fund.(D)

     5.(c) Form of Investment Advisory Agreement between Robertson Stephens Investment Management, L.P. and Registrant on behalf of Robertson Stephens Contrarian Fund.(G)

     5.(d) Agreement between Robertson Stephens Investment Management, Inc., Robertson Stephens Investment Management, L.P., Robertson, Stephens & Company, L.P. and Registrant on behalf of Robertson Stephens Value Plus Fund.(H)

     5.(e) Form of Investment Advisory Agreement between Robertson Stephens Investment Management, L.P. and Registrant on behalf of Robertson Stephens Emerging Markets Fund.(I)


     5.(f) Form of Investment Advisory Agreement between Robertson Stephens Investment Management, L.P. and Registrant on behalf of Robertson Stephens Partners Fund.(L)

     5.(g) Form of Investment Advisory Agreement between Robertson Stephens Investment Management, L.P. and Registrant on behalf of Robertson Stephens Growth & Income Fund.(M)

     5.(h) Form of Investment Advisory Agreement between Robertson Stephens Investment Management, L.P. and Registrant (on behalf of each of Robertson Stephens Global Low-Priced Stock Fund, Robertson Stephens Global Natural Resources Fund, and Robertson Stephens Information Age Fund).(N)


     5.(i) Form of Letter Agreement regarding the Investment Advisory Agreement listed in 5(d), above.(*)


     6.(a)     Underwriting Agreement and Selling Group Agreement.(F)

     6.(b)      Consent of the Board of Trustees of Registrant.(H)

     7.        Inapplicable.

     8.        Custodian Agreement between Registrant and State Street Bank and
               Trust.(E)

     9.        Form of Administrative Services Agreement.(N)


     10.       Inapplicable.

     11.       Consent of Independent Accountants.*

     12.       Inapplicable.

     13.       Letter of Understanding Relating to Initial Capital.(A,J)

     14. Disclosure Statement, Custodial Account Agreement and related documents for an Individual Retirement Account (State Street Bank and Trust).(E)

     15.(a) Distribution Plan Pursuant to Rule 12b-l adopted by Registrant for Robertson Stephens Emerging Growth Fund.(A)

     15.(b) Form of Distribution Plan Pursuant to Rule 12b-l adopted by Registrant for Robertson Stephens Contrarian Fund.(G)

     15.(c) Form of Distribution Plan Pursuant to Rule 12b-l adopted by Registrant for Robertson Stephens Emerging Markets Fund (now, Robertson Stephens Developing Countries Fund).(I)

     15.(d) Form of Distribution Plan Pursuant to Rule 12b-1 adopted by Registrant for Robertson Stephens Partners Fund.(L)

     15.(e) Form of Distribution Plan Pursuant to Rule 12b-1 adopted by Registrant for Robertson Stephens Growth & Income Fund.(L)

     15.(f) Form of Distribution Plan Pursuant to Rule 12b-1 (in respect of each of Robertson Stephens Global Low-Priced Stock Fund, Robertson Stephens Global Natural Resources Fund and Robertson Stephens Information Age Fund).(N)


     15.(g) Form of Distribution Plan Pursuant to Rule 12b-1 (in respect of Robertson Stephens Value + Growth Fund).(*)

     16.       Schedule of Computation of Performance Quotation.(D)

     17.(a)    Power of Attorney.(H)

     17.(b)    Power of  Attorney of Terry R. Otton.(M)

               Incorporated by a reference to like-numbered exhibits:

               (A) Previously filed as part of the Registration Statement filed August 12, 1987.
               (B) Previously filed as part of the Post-Effective Amendment No. 1 to the Registration Statement on March 3, 1988.
               (C) Previously filed as part of the Post-Effective Amendment No. 4 to the Registration Statement on
                         May 1, 1991.
               (D) Previously filed as part of the Post-Effective Amendment No. 6 to the Registration Statement on March 12, 1992.
               (E) Previously filed as part of the Post-Effective Amendment No. 8 to the Registration Statement on June 30, 1992.
               (F)  Previously filed as part of the Post-Effective Amendment No.
                    11 to the Registration Statement on February 5, 1993.
               (G)  Previously filed as part of the Post-Effective Amendment No.
                    13 to the Registration Statement on April 30, 1993.
               (H)  Previously filed as part of the Post-Effective Amendment No.
                    16 to the Registration Statement on December 8, 1993.
               (I)  Previously filed as part of the Post-Effective Amendment No.
                    18 to the Registration Statement on April 29, 1994.
               (J) Previously filed as part of the Post-Effective Amendment No. 19 to the Registration Statement on July 5, 1994.
               (K)  Previously filed as part of the Post-Effective Amendment No.
                    20 to the Registration Statement on October 14, 1994.
               (L)  Previously filed as part of the Post-Effective Amendment No.
                    21 to the Registration Statement on April 28, 1995.
               (M) Previously filed as part of the Post-Effective Amendment No. 22 to the Registration Statement on July 3, 1995.

               (N) Previously filed as part of the Post-Effective Amendment No. 23 to the Registration Statement on September 1, 1995.

               (*)  Filed herewith.





ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     As of the date of this Registration Statement, there is no person controlled by or under common control with the Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

     On December 31, 1995, Registrant had the following number of security holders:


   TITLE OF CLASS              NUMBER OF RECORD HOLDERS
   --------------              ------------------------

Shares of Beneficial Interest          13,043
  of The Robertson Stephens
  Contrarian Fund

Shares of Beneficial Interest           1,039
  of The Robertson Stephens
  Developing Countries Fund

Shares of Beneficial Interest           7,803
  of The Robertson Stephens
  Emerging Growth Fund

Shares of Beneficial Interest              57
  of The Robertson Stephens
  Global Low-Priced Stock
  Fund

Shares of Beneficial Interest              43
  of The Robertson Stephens
  Global Natural Resources
  Fund

Shares of Beneficial Interest           3,304
  of The Robertson Stephens
  Growth & Income Fund

Shares of Beneficial Interest           1,625
  of The Robertson Stephens
  Information Age Fund

Shares of Beneficial Interest             249
  of The Robertson Stephens
  Partners Fund

Shares of Beneficial Interest          30,252
  of The Robertson Stephens
  Value + Growth Fund


ITEM 27.  INDEMNIFICATION

     Under the terms of Registrant's By-laws, Article XI (See Exhibit 2 to this Registration Statement), Registrant may indemnify and insure its trustees, officers, employees, agents and other persons who may be indemnified by Registrant under the Investment Company Act of 1940.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees and officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification by Registrant is against public policy as expressed in the Securities Act, and therefore may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against Registrant by any trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.

     Registrant also participates in a policy of insurance which insures Registrant, its present, past and future trustees, officers, employees, agents and investment advisers against any liability incurred on account of any alleged negligent act, error or omission committed in connection with the operation of the Trust, but excluding losses incurred by reason of any fraudulent breach of trust or intention to deceive or defraud, or dishonest, criminal or malicious act finally adjudicated. Coverage for the insureds generally includes losses incurred by reason of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or other act or omission committed by such person in such capacity, but generally excludes losses incurred on account of personal dishonesty, fraudulent breach of trust, lack of good faith or intention to deceive or defraud or willful failure to act prudently.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Robertson Stephens Investment Management, Inc. ("RSIM, Inc."), a Delaware corporation, and Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P."), a California limited partnership, are the investment advisers to Registrant. Since they commenced operations in March 1986 and June 1993, respectively, RSIM Inc.'s and RSIM, L.P.'s principal businesses have been to render investment advisory services to clients, including Registrant, limited partnerships and various private accounts.


     RSIM, Inc. is wholly owned by Robertson, Stephens & Company LLC, a Delaware limited liability company, of which Robertson, Stephens & Company Group, L.L.C., a Delaware limited liability company, is the managing member and Robertson, Stephens & Company, Inc., a

California corporation, is the only other member. Robertson, Stephens & Company LLC is a registered securities broker-dealer and the principal underwriter for each of the Funds.


     RSIM, L.P.'s sole general partner is Robertson, Stephens & Company, Inc., and its sole limited partner is Robertson, Stephens & Company LLC.



     Information about G. Randy Hecht, an officer of RSIM, L.P. and a director of RSIM, Inc. and Robert C. Czepiel, President, Treasurer and Portfolio Manager of RSIM, Inc. for Robertson Stephens Emerging Growth Fund, is set forth in Part A herein and under Item 29 below.


     Information about Paul H. Stephens, Portfolio Manager of RSIM, L.P. for Robertson Stephens Contrarian Fund, is set forth in Part A herein and under
Item 29 below.

     Information about Ronald E. Elijah, Portfolio Manager of RSIM, L.P. for Robertson Stephens Information Age Fund and Robertson Stephens Value+ Growth Fund, is set forth in Part A herein and under Item 29 below.

     Information about Michael Hoffman, Portfolio Manager of RSIM, L.P. for Robertson Stephens Developing Countries Fund, is set forth in Part A herein.

     Information about Andrew P. Pilara, Jr., Portfolio Manager of RSIM, L.P. for Robertson Stephens Partners Fund and for Robertson Stephens Global Natural Resources Fund, is set forth in Part A herein and under Item 29 below.

     Information about Hannah Sullivan, Portfolio Manager of RSIM, L.P. for Robertson Stephens Global Low-Priced Stock Fund, is set forth in Part A herein.

     Information about John L. Wallace, Portfolio Manager of RSIM, L.P. for Robertson Stephens Growth & Income Fund, is set forth in Part A herein and under
Item 29 below.

     David J. Evans, Secretary and Security Analyst of RSIM, Inc., joined RSIM, Inc. in September 1989 from CIGNA Investment Management where he was a Vice President and Portfolio Manager from September 1984 to June 1989.

     Herbert L. Damner, Jr., a Director of RSIM, Inc., has been a partner of Damner, Pike & Co., a real estate firm located at 345 California Street, 21st Floor, San Francisco, CA 94104, since January 1984.

ITEM 29.  PRINCIPAL UNDERWRITERS.

(a) Robertson, Stephens & Company LLC is the principal underwriter of each of the Funds. Robertson, Stephens & Company LLC acts as the principal underwriter, depositor and/or investment adviser for the following private investment companies:

     RCS II, a Limited Partnership      The Robertson Stephens Orphan Fund-C-
     RCS III, a CA Limited Partnership  RCS Health Care Partners, LP
     RCS/BNP Atlantic Fund              RS & Co. IV, L.P.
     RS Property Fund I, L.P.           Environmental Venture Fund
     RS Residential Fund, L.P.          RCS Limited Environment Private Equity
                                          Fund II
     Bayview Investors, L.P.            Crossover Fund, L.P.
     Crossover II, L.P.                 The Robertson Stephens Black Bear Fund,
                                          L.P.

(b) The table below sets forth certain information as of December 31, 1995 as to the members of Robertson, Stephens & Company LLC, the principal underwriter of Registrant's shares. The managing member of Robertson, Stephens & Company LLC is Robertson, Stephens & Company Group, L.L.C., a Delaware limited liability company. The principal business address for each of the persons named below is 555 California Street, San Francisco, CA 94104.


                                          POSITIONS AND OFFICES         POSITIONS AND OFFICES
NAME                                         WITH UNDERWRITER              WITH REGISTRANT
Mary Katherine Barger                   Managing Director and Member            None
Brian S. Bean                           Managing Director and Member            None
M. Kathleen Behrens                     Managing Director and Member            None
Richard G. Bianchina                    Managing Director and Member            None
Frank W. Birnie, Jr.                    Managing Director and Member            None
Farah H. Champsi                        Managing Director and Member            None
William J. Connolly                     Managing Director and Member            None
Brendan Dyson                           Managing Director and Member            None
Richard C. Edwards                      Managing Director and Member            None
Ronald E. Elijah                        Managing Director and Member            None
Robert L. Emery                         Managing Director and Member            None
Kenneth R. Fitzsimmons, Jr.             Managing Director and Member            None
James P. Foster                         Managing Director and Member            None
David L. Goldsmith                      Managing Director and Member            None
Robert Grady                            Managing Director and Member            None
John M. Grillos                         Managing Director and Member            None
Charles A. Hamilton                     Managing Director and Member            None
Kenneth C. Haupt                        Managing Director and Member            None
G. Randy Hecht                          Managing Director and Member            President, Chief
                                                                                Executive Officer,
                                                                                and Trustee
E. David Hetz                           Managing Director and Member            None
Paul Johnson                            Managing Director and Member            None
Michael H. Joly                         Managing Director and Member            None
Seymour F. Kaufman                      Managing Director and Member            None
John F. Keating, Jr.                    Managing Director and Member            None
Daniel L. Klesken                       Managing Director and Member            None
Janet J. Kloppenburg                    Managing Director and Member            None
Michael G. McCaffery                    Managing Director and Member            None
D. Christie McLellan                    Managing Director and Member            None
Douglas C. Moore                        Managing Director and Member            None
Daniel J. Murphy                        Managing Director and Member            None
Robert J. Nowlin                        Managing Director and Member            None
Terry R. Otton                          Managing Director and Member            Treasurer, Chief
                                                                                Financial Officer,
                                                                                and Principal
                                                                                Accounting Officer
J. Misha Petkevich                      Managing Director and Member            None
Andrew Pilara, Jr.                      Managing Director and Member            None
William Ring                            Managing Director and Member            None

George V. Robertson                     Managing Director and Member            None
Sanford R. Robertson                    Managing Director and Member            None
Andrew H. Roediger                      Managing Director and Member            None
John P. Rohal                           Managing Director and Member            Trustee
John Rossi                              Managing Director and Member            None
Stephen Schweich                        Managing Director and Member            None
Paul G. Sherer                          Managing Director and Member            None
Mark J. Simon                           Managing Director and Member            None
Michael J. Stark                        Managing Director and Member            None
Paul H. Stephens                        Managing Director and Member            None
John L. Wallace                         Managing Director and Member            None
Edward Weller                           Managing Director and Member            None
Deborah A. Widener                      Managing Director and Member            None
William S. Wisialowski                  Managing Director and Member            None
Vivian R. Wohl                          Managing Director and Member            None
Donald E. Zimmer                        Managing Director and Member            None

(c)                                     Inapplicable.



ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     The records required by Section 31(a) and Rule 31a-1 through 3 under the 1940 Act will be maintained by Registrant at its offices, 555 California Street, San Francisco, CA 94104 except that pursuant to Rule 31a-3 under the 1940 Act, the Transfer Agent (located at 1004 Baltimore, Kansas City, MO 64105) and Custodian (located at 225 Franklin Street, Boston, MA 02110) for Registrant, will maintain the records required by subparagraphs (b)(1) and (b)(2)(D) of Rule 31a-1.

ITEM 31.  MANAGEMENT SERVICES.

     Registrant has entered into an agreement with State Street Bank and Trust Company for certain transfer agency and shareholder services. Pursuant to the agreement, State Street Bank and Trust Company, among other things, maintains accounts for shareholders of record of registrant, processes requests to purchase and redeem shares and mails communications by Registrant to its shareholders.

ITEM 32.  UNDERTAKINGS.

     The Registrant has made the following undertakings which are still applicable:

(a) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders.
     Registrant has also undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

(b) Registrant has undertaken to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders when available, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco and State of California, on the 16th day of January, 1996.

                                   ROBERTSON STEPHENS INVESTMENT TRUST


                                   By:      G. Randy Hecht*
                                      --------------------------
                                    President and Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below, on January 16, 1996, by the following persons in the capacities indicated.





SIGNATURE                     CAPACITY

G. RANDY HECHT*               Principal Executive Officer
-----------------             and Trustee
George R. Hecht

TERRY R. OTTON*               Treasurer, Chief Financial Officer,
----------------              and Principal Accounting Officer
Terry R. Otton

LEONARD B. AUERBACH*          Trustee
----------------------
Leonard B. Auerbach

DANIEL R. COONEY*             Trustee
-------------------
Daniel R. Cooney

JAMES K. PETERSON*            Trustee
-------------------
James K. Peterson

JOHN P. ROHAL*                Trustee
---------------
John P. Rohal



*By /s/Robert Zidar
    ------------------------
   Robert Zidar, Attorney-in-Fact pursuant
   to the Powers of Attorney previously filed.

                                  EXHIBIT INDEX


EXHIBIT NO.              TITLE                                        PAGE NO.
-----------              -----                                        --------

5(i)                     Form of Letter Agreement regarding the
                         Investment Advisory Agreement for
                         Robertson Stephens Value + Growth Fund

11                       Consent of Independent Accountants

15(g) Form of Distribution Plan Pursuant to Rule 12b-1 in respect of Robertson Stephens
                         Value + Growth Fund.

27.1-6                   Financial Data Schedules.